UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO ETF Trust

PIMCO ETF TRUST

Semiannual Report

December 31, 2018

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund | TUZ | NYSE Arca

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE Arca

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		19

Financial Highlights		20

Statements of Assets and Liabilities		24

Statements of Operations		26

Statements of Changes in Net Assets		28

Statements of Cash Flows		32

Notes to Financial Statements		86

Glossary		108

Approval of Investment Advisory Contract and Other Agreements		109

Fund	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	7	33

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	34

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	35

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	36

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	37

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	38

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	46

PIMCO Active Bond Exchange-Traded Fund	14	53

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	15	62

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	16	71

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	17	79

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	18	83

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO ETF Trust Semiannual Report, which covers the six-month reporting period ended December 31, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% during the second quarter of 2018, the strongest since the third quarter of 2014. GDP then expanded at an annual pace of 3.4% during the third quarter of the year. Finally, the Commerce Department’s initial reading for fourth-quarter 2018 GDP has been delayed due to the partial government shutdown.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. After raising rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated as it progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates twice during the reporting period. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as longer-term rates fell more than short-term rates. The yield on the benchmark 10-year U.S. Treasury note was 2.69% at the end of the reporting period, down from 2.85% on June 30, 2018. U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 1.96% over the six months ended December 31, 2018. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used index of U.S. investment grade bonds, returned 1.65% over the period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index returned -2.34% over the reporting period, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 0.65% over the reporting period. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.25% over the period.

Global equities produced poor results during the reporting period. U.S. equities moved sharply higher over the first half of the period. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations. However, U.S. equities fell sharply during the fourth quarter of 2018. We believe this was triggered by a number of factors, including signs of moderating global growth, concerns over future Fed rate hikes, the ongoing trade dispute between the U.S. and China and the partial U.S. government shutdown. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.85% during the reporting period. Elsewhere, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.49% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned -9.10%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -9.45% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned -10.14%.

Commodity prices fluctuated and generally declined during the reporting period. When the reporting period began, West Texas crude oil was approximately $70 a barrel, but by the end it was roughly $45 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices rose, whereas copper prices declined during the reporting period.

2	PIMCO ETF TRUST

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar produced mixed results against other major currencies during the reporting period. For example, the U.S. dollar appreciated 1.92% and 3.53% versus the euro and the British pound, respectively, whereas the U.S. dollar depreciated 0.97% versus the yen during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at (888) 400-4ETF. We also invite you to visit our website at pimcoetfs.com to learn more about PIMCO ETFs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO ETF Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	3

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index

(“benchmark index”). A Fund’s past performance, before and after

4	PIMCO ETF TRUST

taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	06/01/09	Diversified
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and

SEMIANNUAL REPORT	DECEMBER 31, 2018	5

Important Information About the Funds (Cont.)

procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Funds’ Form N-Q is also available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO ETF TRUST

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - TUZ

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2018†§

U.S. Treasury Obligations	99.5%

Short-Term Instruments	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	1.41%	1.42%	0.66%	0.87%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	1.46%	1.47%	0.65%	0.87%
ICE BofAML 1-3 Year U.S. Treasury Index±	1.49%	1.58%	0.81%	0.99%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.16%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 1-3 Year US Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»

Yields in the two- to three-year segment of the U.S. Treasury yield curve fell, positively impacting the price return of both the Fund and the Underlying Index. Income return also contributed to positive performance for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	(0.45)%	(4.29)%	9.47%	7.69%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	(0.25)%	(4.40)%	9.31%	7.69%
ICE BofAML Long U.S. Treasury Principal STRIPS Index±	(0.87)%	(4.40)%	9.52%	7.77%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML Long US Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.15%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Yields in the 25+ year segment of the U.S. Treasury STRIPS (zero-coupon) curve rose, negatively impacting the return of both the Fund and the Underlying Index.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Treasury Obligations	99.8%

Short-Term Instruments	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(0.30)%	0.19%	0.40%	1.45%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(0.28)%	0.22%	0.39%	1.45%
ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index±	(0.21)%	0.40%	0.62%	1.68%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, rose across the one- to five-year segment of the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, detracted from the performance of both the Fund and the Underlying Index.

»

A positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of the underlying TIPS, contributed to the performance of both the Fund and the Underlying Index. The net result, inclusive of coupon payments, was negative absolute performance for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Treasury Obligations	99.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(5.94)%	(7.40)%	3.86%	4.66%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(6.12)%	(7.35)%	3.82%	4.65%
ICE BofAML 15+ Year U.S. Inflation-Linked Treasury Index±	(5.99)%	(7.21)%	4.02%	4.86%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, rose across the 15+ year segment of the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, detracted from the performance of both the Fund and the Underlying Index.

»

A positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of the underlying TIPS, contributed to the performance of both the Fund and the Underlying Index. The net result, inclusive of coupon payments, was negative absolute performance for both the Fund and the Underlying Index.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(1.49)%	(1.73)%	1.68%	2.98%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(1.39)%	(1.59)%	1.71%	2.99%
ICE BofAML U.S. Inflation-Linked Treasury Index±	(1.43)%	(1.50)%	1.85%	3.16%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.21%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, rose across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, detracted from the performance of both the Fund and the Underlying Index.

»

A positive inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of the underlying TIPS, contributed to the performance of both the Fund and the Underlying Index. The net result, inclusive of coupon payments, was negative absolute performance for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2018†§

Corporate Bonds & Notes	91.0%

Short-Term Instruments	9.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	(1.87)%	(0.54)%	2.92%	4.58%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	(1.67)%	(0.74)%	2.83%	4.53%
ICE BofAML 0-5 Year US High Yield Constrained Index±	(1.76)%	0.10%	3.52%	5.14%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.56%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Security selection in the automotive sector contributed to performance, as the Fund’s automotive positions outperformed the broader sector.

»	Security selection in the support services sector contributed to performance, as the Fund’s support services positions outperformed the broader sector.

»	Security selection in the metals and mining sectors contributed to performance, as the Fund’s metals and mining positions outperformed the broader sector.

»	Security selection in the media, entertainment and publishing sector detracted from performance, as the Fund’s media, entertainment and publishing positions underperformed the broader sector.

»	Security selection in the energy sector detracted from performance, as the Fund’s energy positions underperformed the broader sector.

»	Security selection in the retail sector detracted from performance, as the Fund’s retail positions underperformed the broader sector.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2018†§

Industrials	47.0%

Banking & Finance	40.1%

Utilities	11.4%

Short-Term Instruments	1.1%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	0.76%	(2.71)%	3.28%	3.73%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	0.79%	(2.99)%	3.23%	3.72%
ICE BofAML US Corporate Index±	0.90%	(2.25)%	3.34%	3.88%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofAML US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Underweight exposure to the consumer products sector contributed to performance, as the sector underperformed the benchmark.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the benchmark.

»	Underweight exposure to real estate investment trusts detracted from performance, as the sector outperformed the index.

SEMIANNUAL REPORT	DECEMBER 31, 2018	13

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Government Agencies	45.4%

Corporate Bonds & Notes	27.1%

Asset-Backed Securities	12.9%

U.S. Treasury Obligations	7.7%

Non-Agency Mortgage-Backed Securities	3.8%

Municipal Bonds & Notes	1.8%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	1.56%	0.16%	3.10%	3.75%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	1.72%	0.28%	3.11%	3.76%
Bloomberg Barclays U.S. Aggregate Index±	1.65%	0.01%	2.52%	2.02%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.76%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly a combination of yield advantage and underweight exposure to overall duration, contributed to relative performance, as rates fell.

»	Selection in specific high yield credits contributed to performance, as their spreads fell.

»	Positions in non-agency mortgage-backed securities and other securitized instruments contributed to relative performance, as total returns in these securities were positive.

»	Positions in agency mortgage-backed securities detracted from relative performance, as excess returns in these securities were negative.

»	Long exposure to the Brazilian real, particularly in the beginning of the period, detracted from performance, as the currency depreciated relative to the U.S. dollar.

»	Investment-grade corporate credit exposure, particularly financials, detracted from performance, as spreads widened.

14	PIMCO ETF TRUST

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2018†§

U.S. Treasury Obligations	42.4%

Corporate Bonds & Notes	36.6%

U.S. Government Agencies	8.6%

Asset-Backed Securities	7.1%

Non-Agency Mortgage-Backed Securities	2.5%

Short-Term Instruments	1.6%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	0.94%	1.34%	2.07%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	0.97%	1.44%	2.10%
ICE BofAML 1-3 Year U.S. Treasury Index±	1.49%	1.58%	0.82%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 1.09%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Holdings of investment grade corporate credit detracted from performance, as spreads widened.

»	Overweight exposure to Treasury Inflation-Protected Securities detracted from performance, as the securities generally posted negative total returns.

»	Underweight exposure to the 7-year portion of the U.S. Treasury curve detracted from performance because the 7-year portion of the curve fell.

»	Short exposure to the euro versus the U.S. dollar contributed to performance, as the euro depreciated against the U.S. dollar.

»	Short exposure to the Japanese yen versus the U.S. dollar contributed to performance, as the Japanese yen generally depreciated against the U.S. dollar.

SEMIANNUAL REPORT	DECEMBER 31, 2018	15

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2018†§

Corporate Bonds & Notes	66.4%

Asset-Backed Securities	12.3%

Short-Term Instruments	10.2%

Sovereign Issues	4.6%

Non-Agency Mortgage-Backed Securities	3.1%

U.S. Government Agencies	3.1%

Municipal Bonds & Notes	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	0.86%	1.72%	1.33%	1.31%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	0.90%	1.73%	1.33%	1.31%
FTSE 3-Month Treasury Bill Index±	1.07%	1.86%	0.60%	0.37%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.42%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Holdings of investment grade corporate credit detracted from performance, as spreads widened.

»	Holdings of non-agency mortgage-backed securities detracted from performance, as spreads widened.

»	Underweight exposure to the 3-month portion of the U.S. Treasury curve contributed to performance, as the 3-month portion of the curve rose.

»	Holdings of U.S. dollar denominated emerging market debt contributed to performance, as security selection benefited the performance.

16	PIMCO ETF TRUST

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2018†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	14.6%

Ad Valorem Property Tax	10.3%

Electric Power & Light Revenue	7.4%

Highway Revenue Tolls	7.2%

Port, Airport & Marina Revenue	5.6%

Tobacco Settlement Funded	5.5%

Miscellaneous Revenue	5.4%

Natural Gas Revenue	5.2%

College & University Revenue	4.5%

Income Tax Revenue	3.2%

Miscellaneous Taxes	2.7%

Appropriations	2.6%

Industrial Revenue	2.6%

Fuel Sales Tax Revenue	2.2%

Lease (Appropriation)	2.1%

Water Revenue	1.9%

General Fund	1.5%

Hotel Occupancy Tax	1.5%

Transit Revenue	1.3%

Nuclear Revenue	1.2%

Lease (Renewal)	1.1%

Sewer Revenue	1.1%

Government Fund/Grant Revenue	1.0%

Other	2.0%

Short-Term Instruments	6.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	1.36%	1.11%	2.65%	2.93%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	1.49%	0.97%	2.69%	2.95%
Bloomberg Barclays 1-15 Year Municipal Bond Index±	1.65%	1.58%	3.00%	3.32%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Select exposure within the industrial revenue sector contributed to performance.

»	Select exposure within the healthcare sector contributed to performance.

»	Underweight exposure to pre-refunded debt contributed to performance, as the sector underperformed the general municipal market.

»	Underweight exposure to the general obligation sector detracted from performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the general municipal market.

»	Select exposure within the education sector detracted from performance.

SEMIANNUAL REPORT	DECEMBER 31, 2018	17

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through December 31, 2018

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2018†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	16.2%

Electric Power & Light Revenue	12.1%

Ad Valorem Property Tax	9.8%

Highway Revenue Tolls	9.3%

Natural Gas Revenue	7.7%

Industrial Revenue	4.4%

College & University Revenue	4.4%

Tobacco Settlement Funded	4.2%

Miscellaneous Revenue	4.1%

Port, Airport & Marina Revenue	4.0%

Miscellaneous Taxes	2.6%

Sewer Revenue	2.3%

Water Revenue	2.3%

Resource Recovery Revenue	2.2%

Sales Tax Revenue	2.2%

Local or Guaranteed Housing	2.0%

Fuel Sales Tax Revenue	1.4%

Other	1.3%

Short-Term Instruments	7.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2018

	6 Months*	1 Year	5 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	0.84%	1.38%	0.96%	1.02%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	1.03%	1.76%	0.98%	1.02%
Bloomberg Barclays 1 Year Municipal Bond Index±	0.76%	1.74%	0.83%	0.94%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Duration positioning contributed to performance, as yields rose over the 1-4 year portion of the municipal curve, and fell over the 5-10 year portion.

»	Select exposure within the revenue segment contributed to performance.

»	Select exposure within the industrial revenue sector contributed to performance.

»	Select exposure within the pre-refunded debt sector detracted from performance.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

»	Select exposure to the education sector detracted from performance.

18	PIMCO ETF TRUST

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from July 1, 2018 to December 31, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,014.10	$0.81	$1,000.00	$1,024.40	$0.82	0.16%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,000.00	995.50	0.75	1,000.00	1,024.45	0.77	0.15
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	997.00	1.01	1,000.00	1,024.20	1.02	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	940.60	0.98	1,000.00	1,024.20	1.02	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	985.10	1.05	1,000.00	1,024.15	1.07	0.21
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	981.30	2.80	1,000.00	1,022.38	2.85	0.56
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,007.60	1.01	1,000.00	1,024.20	1.02	0.20
PIMCO Active Bond Exchange-Traded Fund	1,000.00	1,015.60	4.17	1,000.00	1,021.07	4.18	0.82
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	1,009.40	5.72	1,000.00	1,019.51	5.75	1.13
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,008.60	1.82	1,000.00	1,023.39	1.84	0.36
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,013.60	1.78	1,000.00	1,023.44	1.79	0.35
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,008.40	1.77	1,000.00	1,023.44	1.79	0.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2018	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$50.01	$0.45	$0.25	$0.70	$(0.56)	$0.00	$0.00	$(0.56)

06/30/2018	50.67	0.61	(0.65)	(0.04)	(0.62)	0.00	0.00	(0.62)

06/30/2017	51.26	0.42	(0.55)	(0.13)	(0.42)	(0.04)	0.00	(0.46)

06/30/2016	50.99	0.35	0.25	0.60	(0.31)	(0.02)	0.00	(0.33)

06/30/2015	50.94	0.25	0.11	0.36	(0.25)	(0.06)	0.00	(0.31)

06/30/2014	50.78	0.16	0.19	0.35	(0.16)	(0.03)	0.00	(0.19)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$115.51	$1.58	$(2.15)	$(0.57)	$(2.49)	$0.00	$0.00	$(2.49)

06/30/2018	117.38	3.11	(1.85)	1.26	(3.13)	0.00	0.00	(3.13)

06/30/2017	135.43	3.10	(17.80)	(14.70)	(3.35)	0.00	0.00	(3.35)

06/30/2016	105.39	3.16	29.17	32.33	(2.29)	0.00	0.00	(2.29)

06/30/2015	99.87	3.18	5.62	8.80	(3.28)	0.00	0.00	(3.28)

06/30/2014	94.57	3.26	5.46	8.72	(3.42)	0.00	0.00	(3.42)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$51.76	$0.46	$(0.62)	$(0.16)	$(0.75)	$0.00	$0.00	$(0.75)

06/30/2018	52.18	1.04	(0.51)	0.53	(0.95)	0.00	0.00	(0.95)

06/30/2017	52.83	0.87	(0.87)	0.00	(0.65)	0.00	0.00	(0.65)

06/30/2016	52.18	0.19	0.71	0.90	0.00	0.00	(0.25)	(0.25)

06/30/2015	53.58	(0.67)	(0.54)	(1.21)	(0.02)	0.00	(0.17)	(0.19)

06/30/2014	52.69	0.34	0.86	1.20	(0.31)	0.00	0.00	(0.31)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$67.57	$0.83	$(4.81)	$(3.98)	$(1.26)	$0.00	$0.00	$(1.26)

06/30/2018	65.64	2.03	1.79	3.82	(1.89)	0.00	0.00	(1.89)

06/30/2017	69.55	1.80	(3.74)	(1.94)	(1.97)	0.00	0.00	(1.97)

06/30/2016	62.95	1.01	6.02	7.03	(0.43)	0.00	0.00	(0.43)

06/30/2015	65.02	0.21	(1.83)	(1.62)	(0.45)	0.00	0.00	(0.45)

06/30/2014	61.05	1.09	4.23	5.32	(1.35)	0.00	0.00	(1.35)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$57.61	$0.51	$(1.36)	$(0.85)	$(0.80)	$0.00	$0.00	$(0.80)

06/30/2018	57.61	1.25	(0.07)	1.18	(1.18)	0.00	0.00	(1.18)

06/30/2017	59.09	1.10	(1.61)	(0.51)	(0.97)	0.00	0.00	(0.97)

06/30/2016	56.73	0.54	2.13	2.67	(0.31)	0.00	0.00	(0.31)

06/30/2015	58.14	0.00	(1.17)	(1.17)	(0.09)	0.00	(0.15)	(0.24)

06/30/2014	56.40	0.71	1.81	2.52	(0.78)	0.00	0.00	(0.78)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$100.07	$2.24	$(4.05)	$(1.81)	$(2.82)	$0.00	$0.00	$(2.82)

06/30/2018	101.62	4.44	(1.28)	3.16	(4.71)	0.00	0.00	(4.71)

06/30/2017	96.65	4.60	5.66	10.26	(5.29)	0.00	0.00	(5.29)

06/30/2016	100.37	4.52	(3.69)	0.83	(4.55)	0.00	0.00	(4.55)

06/30/2015	106.76	4.06	(4.96)	(0.90)	(4.53)	(0.96)	0.00	(5.49)

06/30/2014	102.54	4.23	4.83	9.06	(4.59)	(0.25)	0.00	(4.84)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$100.41	$1.70	$(0.95)	$0.75	$(2.05)	$0.00	$0.00	$(2.05)

06/30/2018	104.90	3.31	(4.43)	(1.12)	(3.31)	(0.06)	0.00	(3.37)

06/30/2017	105.72	3.11	(0.86)	2.25	(3.07)	0.00	0.00	(3.07)

06/30/2016	100.50	3.10	4.91	8.01	(2.75)	(0.04)	0.00	(2.79)

06/30/2015	103.21	3.14	(2.35)	0.79	(3.17)	(0.33)	0.00	(3.50)

06/30/2014	102.11	3.42	4.64	8.06	(3.28)	(3.68)	0.00	(6.96)

20	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

$50.15	1.41%	$55,262	0.16	%*	0.16	%*	0.16	%*	0.16	%*	1.78	%*	27%

50.01	(0.09)	87,616	0.16		0.16		0.16		0.16		1.21		54

50.67	(0.26)	119,187	0.15		0.15		0.15		0.15		0.82		56

51.26	1.19	151,316	0.15		0.15		0.15		0.15		0.68		66

50.99	0.70	107,175	0.14		0.16		0.14		0.16		0.49		60

50.94	0.68	127,442	0.10		0.16		0.10		0.16		0.32		61

$112.45	(0.45)%	$142,815	0.15	%*	0.15	%*	0.15	%*	0.15	%*	2.87	%*	9%

115.51	1.08	164,028	0.15		0.15		0.15		0.15		2.71		19

117.38	(10.88)	166,683	0.15		0.15		0.15		0.15		2.53		14

135.43	31.09	442,851	0.15		0.15		0.15		0.15		2.67		23

105.39	8.64	96,960	0.16		0.16		0.16		0.16		2.75		18

99.87	9.70	76,902	0.16		0.16		0.16		0.16		3.61		18

$50.85	(0.30)%	$794,350	0.20	%*	0.20	%*	0.20	%*	0.20	%*	1.77	%*	14%

51.76	1.02	826,530	0.20		0.20		0.20		0.20		2.01		32

52.18	0.00	1,136,011	0.20		0.20		0.20		0.20		1.64		38

52.83	1.74	1,065,611	0.20		0.20		0.20		0.20		0.36		41

52.18	(2.27)	1,182,866	0.20		0.20		0.20		0.20		(1.28)		31

53.58	2.28	1,337,875	0.20		0.20		0.20		0.20		0.63		33

$62.33	(5.94)%	$194,453	0.20	%*	0.20	%*	0.20	%*	0.20	%*	2.54	%*	2%

67.57	5.88	254,745	0.20		0.20		0.20		0.20		3.05		10

65.64	(2.82)	148,992	0.20		0.20		0.20		0.20		2.66		16

69.55	11.25	109,197	0.20		0.20		0.20		0.20		1.59		12

62.95	(2.52)	92,539	0.21		0.21		0.21		0.21		0.31		14

65.02	8.83	69,570	0.21		0.21		0.21		0.21		1.81		47

$55.96	(1.49)%	$54,837	0.21	%*	0.21	%*	0.21	%*	0.21	%*	1.78	%*	2%

57.61	2.07	50,695	0.21		0.21		0.21		0.21		2.18		8

57.61	(0.87)	70,864	0.20		0.20		0.20		0.20		1.88		8

59.09	4.73	90,404	0.20		0.20		0.20		0.20		0.96		10

56.73	(2.02)	92,473	0.21		0.21		0.21		0.21		(0.01)		23

58.14	4.50	106,402	0.21		0.21		0.21		0.21		1.26		19

$95.44	(1.87)%	$1,221,671	0.56	%*	0.56	%*	0.55	%*	0.55	%*	4.46	%*	12%

100.07	3.18	1,666,164	0.56		0.56		0.55		0.55		4.41		42

101.62	10.88	1,824,151	0.55		0.55		0.55		0.55		4.58		43

96.65	1.04	2,044,168	0.55		0.55		0.55		0.55		4.75		34

100.37	(0.82)	2,805,241	0.55		0.55		0.55		0.55		3.92		28

106.76	8.98	5,119,202	0.55		0.55		0.55		0.55		3.98		28

$99.11	0.76%	$627,367	0.20	%*	0.20	%*	0.20	%*	0.20	%*	3.37	%*	12%

100.41	(1.12)	756,084	0.20		0.20		0.20		0.20		3.20		10

104.90	2.19	737,459	0.20		0.20		0.20		0.20		2.97		7

105.72	8.14	447,211	0.20		0.20		0.20		0.20		3.05		13

100.50	0.74	244,203	0.20		0.20		0.20		0.20		3.04		12

103.21	8.24	199,196	0.20		0.20		0.20		0.20		3.36		17

SEMIANNUAL REPORT	DECEMBER 31, 2018	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Active Bond Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$103.19	$1.77	$(0.18)	$1.59	$(2.13)	$0.00	$0.00	$(2.13)

06/30/2018	106.07	3.17	(2.73)	0.44	(3.06)	0.00	(0.26)	(3.32)

06/30/2017	107.31	2.88	(0.80)	2.08	(2.48)	0.00	(0.84)	(3.32)

06/30/2016	106.69	3.09	1.31	4.40	(3.78)	0.00	0.00	(3.78)

06/30/2015	108.85	2.83	0.42	3.25	(5.41)	0.00	0.00	(5.41)

06/30/2014	105.66	2.38	2.94	5.32	(1.69)	(0.44)	0.00	(2.13)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$99.61	$1.45	$(0.51)	$0.94	$(1.90)	$0.00	$0.00	$(1.90)

06/30/2018	101.02	2.51	(1.42)	1.09	(2.50)	0.00	0.00	(2.50)

06/30/2017	100.23	2.17	0.35	2.52	(1.73)	0.00	0.00	(1.73)

06/30/2016	101.62	1.97	(0.24)	1.73	(2.30)	(0.82)	0.00	(3.12)

06/30/2015	101.27	1.32	1.05	2.37	(1.77)	(0.25)	0.00	(2.02)

01/22/2014 - 06/30/2014	100.00	0.30	1.22	1.52	(0.25)	0.00	0.00	(0.25)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$101.58	$1.30	$(0.43)	$0.87	$(1.49)	$0.00	$0.00	$(1.49)

06/30/2018	101.74	1.95	(0.23)	1.72	(1.85)	(0.03)	0.00	(1.88)

06/30/2017	101.14	1.45	0.61	2.06	(1.46)	0.00	0.00	(1.46)

06/30/2016	101.15	1.05	(0.02)	1.03	(1.02)	(0.02)	0.00	(1.04)

06/30/2015	101.45	0.62	(0.09)	0.53	(0.74)	(0.09)	0.00	(0.83)

06/30/2014	101.26	0.67	0.36	1.03	(0.69)	(0.15)	0.00	(0.84)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$52.84	$0.70	$0.02	$0.72	$(0.80)	$0.00	$0.00	$(0.80)

06/30/2018	53.48	1.30	(0.64)	0.66	(1.30)	0.00	0.00	(1.30)

06/30/2017	55.11	1.25	(1.64)	(0.39)	(1.24)	0.00	0.00	(1.24)

06/30/2016	52.84	1.25	2.15	3.40	(1.13)	0.00	0.00	(1.13)

06/30/2015	53.17	1.12	(0.34)	0.78	(1.11)	0.00	0.00	(1.11)

06/30/2014	52.06	1.05	1.13	2.18	(1.07)	0.00	0.00	(1.07)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

07/01/2018 - 12/31/2018+	$49.91	$0.46	$(0.04)	$0.42	$(0.53)	$0.00	$0.00	$(0.53)

06/30/2018	50.25	0.77	(0.35)	0.42	(0.76)	0.00	0.00	(0.76)

06/30/2017	50.65	0.60	(0.41)	0.19	(0.59)	0.00	0.00	(0.59)

06/30/2016	50.24	0.48	0.36	0.84	(0.43)	0.00	0.00	(0.43)

06/30/2015	50.47	0.38	(0.19)	0.19	(0.42)	0.00	0.00	(0.42)

06/30/2014	50.14	0.26	0.29	0.55	(0.22)	0.00	0.00	(0.22)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(d)	Effective May 8, 2017, the Fund’s Management fees was decreased by 0.09% to an annual rate of 0.46%.

22	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

$102.65	1.56%	$1,989,278	0.82	%*	0.82	%*	0.55	%*	0.55	%*	3.43	%*	83%

103.19	0.41	2,072,132	0.76		0.76		0.55		0.55		3.03		142

106.07	2.00	2,039,657	0.61		0.61		0.55		0.55		2.70		569

107.31	4.25	2,594,821	0.56		0.58		0.55		0.57		2.92		475

106.69	3.01	2,489,072	0.57		0.63		0.55		0.61		2.60		180

108.85	5.10	3,431,844	0.56		0.57		0.55		0.56		2.24		577

$98.65	0.94%	$220,974	1.13	%*	1.20	%*	0.40	%*	0.47	%*	2.90	%*	524%

99.61	1.09	157,382	1.02		1.09		0.39		0.46		2.51		326

101.02	2.54	93,947	0.67	(d)	0.74	(d)	0.47	(d)	0.54	(d)	2.15		651

100.23	1.75	58,134	0.57		0.64		0.55		0.56		1.96		2,288

101.62	2.37	175,808	0.52		0.57		0.50		0.55		1.30		1,591

101.27	1.52	139,750	0.56	*	0.69	*	0.56	*	0.69	*	0.69	*	4,098

$100.96	0.86%	$12,193,710	0.36	%*	0.36	%*	0.35	%*	0.35	%*	2.54	%*	48%

101.58	1.70	9,410,140	0.42		0.42		0.35		0.35		1.92		86

101.74	2.05	7,195,945	0.35		0.35		0.35		0.35		1.43		82

101.14	1.03	4,647,542	0.36		0.36		0.35		0.35		1.04		208

101.15	0.53	3,536,050	0.36		0.36		0.35		0.35		0.61		193

101.45	1.02	3,773,896	0.35		0.35		0.35		0.35		0.66		188

$52.76	1.36%	$314,425	0.35	%*	0.35	%*	0.35	%*	0.35	%*	2.63	%*	17%

52.84	1.25	275,309	0.35		0.35		0.35		0.35		2.44		27

53.48	(0.69)	259,917	0.35		0.35		0.35		0.35		2.33		30

55.11	6.52	254,045	0.35		0.35		0.35		0.35		2.32		23

52.84	1.45	227,728	0.35		0.35		0.35		0.35		2.09		13

53.17	4.23	210,548	0.35		0.35		0.35		0.35		2.01		15

$49.80	0.84%	$80,173	0.35	%*	0.35	%*	0.35	%*	0.35	%*	1.85	%*	30%

49.91	0.83	67,874	0.35		0.35		0.35		0.35		1.55		87

50.25	0.37	65,826	0.35		0.35		0.35		0.35		1.20		80

50.65	1.67	68,881	0.35		0.35		0.35		0.35		0.95		36

50.24	0.37	55,765	0.35		0.35		0.35		0.35		0.76		20

50.47	1.10	76,211	0.35		0.35		0.35		0.35		0.51		44

SEMIANNUAL REPORT	DECEMBER 31, 2018	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*	$55,001	$142,803	$793,721	$193,637
Investments in Affiliates	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	0	5	0	0
Deposits with counterparty	0	0	0	0
Foreign currency, at value	0	0	0	0
Receivable for investments sold	2,018	7,808	21,637	434
Receivable for TBA investments sold	0	0	0	0
Receivable for Fund shares sold	0	0	0	0
Interest and/or dividends receivable	333	0	1,462	874
Reimbursement receivable from PIMCO	1	0	0	0
Other assets	0	0	0	0
Total Assets	57,353	150,616	816,820	194,945

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	1,996	6,575	21,069	0
Payable for TBA investments purchased	0	0	0	0
Payable upon return of securities loaned	0	0	0	0
Deposits from counterparty	0	0	0	0
Payable for Fund shares redeemed	0	0	0	0
Distributions payable	88	1,207	1,250	459
Overdraft due to custodian	0	0	19	0
Accrued management fees	7	19	132	33
Other liabilities	0	0	0	0
Total Liabilities	2,091	7,801	22,470	492

Net Assets	$55,262	$142,815	$794,350	$194,453

Net Assets Consist of:

Paid in capital	$56,592	$185,362	$834,706	$223,727
Distributable earnings (accumulated loss)	(1,330)	(42,547)	(40,356)	(29,274)

Net Assets	$55,262	$142,815	$794,350	$194,453

Shares Issued and Outstanding	1,102	1,270	15,620	3,120

Net Asset Value Per Share Outstanding:	$50.15	$112.45	$50.85	$62.33

Cost of investments in securities	$55,278	$155,750	$813,897	$206,772
Cost of investments in Affiliates	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0
Proceeds received on short sales	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$264	$0	$1,863	$124
^ Includes securities on loan of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$54,426	$1,204,714	$620,738	$2,219,863	$381,253	$12,153,531	$314,037	$80,320
0	32,683	651	0	0	0	0	0

0	253	111	8	96	0	0	0
0	0	0	26	364	0	0	0
91	0	623	1,884	0	1,770	0	385
0	6,952	1,834	15,259	1,465	0	0	0
0	0	0	290	23	0	0	0
169	21,142	0	99,302	62	2,380	3,391	0
0	0	0	77,420	1,018	0	0	0
0	38,128	0	0	0	7,066	0	0
257	18,935	6,824	13,011	2,386	62,069	3,313	638
1	0	1	0	15	0	1	0
0	2,146	0	10	0	0	0	0
54,944	1,324,953	630,782	2,427,073	386,682	12,226,816	320,742	81,343

$0	$0	$0	$143,520	$106,417	$0	$0	$0
0	0	0	139,810	0	0	0	0
0	0	0	15,614	0	0	0	0

0	55	66	64	362	0	0	0
0	2,553	0	684	536	0	0	0
0	38,302	622	567	55,904	1,786	2,931	1,018
0	0	0	129,021	1,516	0	0	0
0	34,829	651	0	0	0	0	0
0	0	0	1,812	60	0	0	0
0	19,089	0	0	0	0	0	0
98	4,032	1,962	5,814	829	27,747	596	129
0	3,811	0	0	0	0	2,709	0
9	611	111	889	84	3,491	81	23
0	0	3	0	0	82	0	0
107	103,282	3,415	437,795	165,708	33,106	6,317	1,170

$54,837	$1,221,671	$627,367	$1,989,278	$220,974	$12,193,710	$314,425	$80,173

$58,717	$1,450,732	$664,244	$2,077,797	$226,545	$12,242,841	$314,076	$80,935

(3,880)	(229,061)	(36,877)	(88,519)	(5,571)	(49,131)	349	(762)

$54,837	$1,221,671	$627,367	$1,989,278	$220,974	$12,193,710	$314,425	$80,173

980	12,800	6,330	19,380	2,240	120,780	5,960	1,610

$55.96	$95.44	$99.11	$102.65	$98.65	$100.96	$52.76	$49.80

$57,208	$1,276,648	$646,162	$2,239,243	$382,850	$12,190,294	$309,065	$80,136
$0	$32,683	$651	$0	$0	$0	$0	$0
$0	$0	$0	$297	$26	$0	$0	$0
$0	$0	$0	$15,263	$0	$0	$0	$0
$0	$5,424	$769	$(2,990)	$(717)	$0	$0	$0

$0	$74,112	$6,143	$0	$4,565	$155,444	$0	$0
$0	$33,030	$637	$0	$0	$0	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2018	25

Statements of Operations

Six Months Ended December 31, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund

Investment Income:

Interest, net of foreign taxes*	$729	$2,390	$8,151	$3,158
Dividends	0	0	0	0
Dividends from Investments in Affiliates	0	0	0	0
Securities lending income	0	0	0	0
Total Income	729	2,390	8,151	3,158

Expenses:

Management fees	57	119	827	230
Trustee fees	1	2	12	3
Interest expense	0	0	0	0
Miscellaneous expense	2	0	0	0
Total Expenses	60	121	839	233
Waiver and/or Reimbursement by PIMCO	(1)	0	0	0
Net Expenses	59	121	839	233

Net Investment Income (Loss)	670	2,269	7,312	2,925

Net Realized Gain (Loss):

Investments in securities	(229)	(2,935)	(2,737)	(812)
In-kind redemptions	(310)	(879)	(451)	(1,708)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	(539)	(3,814)	(3,188)	(2,520)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	734	609	(6,631)	(15,766)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	734	609	(6,631)	(15,766)

Net Increase (Decrease) in Net Assets Resulting from Operations	$865	$(936)	$(2,507)	$(15,361)

* Foreign tax withholdings	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$526	$39,162	$13,777	$42,368	$3,837	$157,971	$4,164	$820
0	0	0	1	10	0	0	0
0	484	3	0	0	0	0	0
0	(13)	(2)	0	0	0	0	0
526	39,633	13,778	42,369	3,847	157,971	4,164	820

53	4,340	769	5,470	438	18,989	488	131
1	23	11	29	3	150	4	1
0	94	17	2,716	701	660	0	0
1	0	0	3	5	0	0	0
55	4,457	797	8,218	1,147	19,799	492	132
(1)	0	0	0	(69)	0	0	0
54	4,457	797	8,218	1,078	19,799	492	132

472	35,176	12,981	34,151	2,769	138,172	3,672	688

(58)	(9,780)	(5,511)	(4,832)	148	(880)	(68)	(88)
0	(9,709)	(4,574)	0	0	0	0	0
0	2,217	(9)	(204)	(339)	0	0	0
0	(1,134)	0	221	564	0	0	0
0	0	0	(46)	56	0	0	0
0	0	0	(6)	107	0	0	0

(58)	(18,406)	(10,094)	(4,867)	536	(880)	(68)	(88)

(1,163)	(37,848)	1,193	2,013	(183)	(49,369)	90	61
0	(1,803)	143	(92)	(1,211)	0	0	0
0	(2,135)	0	(183)	(232)	0	0	0
0	0	0	(351)	(8)	0	0	0
0	0	(2)	0	0	0	0	0

(1,163)	(41,786)	1,334	1,387	(1,634)	(49,369)	90	61

$(749)	$(25,016)	$4,221	$30,671	$1,671	$87,923	$3,694	$661

$0	$0	$2	$0	$0	$0	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2018	27

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund		PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$670	$1,151	$2,269	$4,584
Net realized gain (loss)	(539)	(670)	(3,814)	(4,308)
Net change in unrealized appreciation (depreciation)	734	(520)	609	522

Net Increase (Decrease) in Net Assets Resulting from Operations	865	(39)	(936)	798

Distributions to Shareholders:

From net investment income and/or net realized capital gains*	(801)	(1,134)	(3,432)	(4,645)
Tax basis return of capital	0	0	0	0

Total Distributions(a)	(801)	(1,134)	(3,432)	(4,645)

Fund Share Transactions:

Receipts for shares sold	0	30,158	5,453	51,744
Cost of shares redeemed	(32,418)	(60,556)	(22,298)	(50,552)
Net increase (decrease) resulting from Fund share transactions	(32,418)	(30,398)	(16,845)	1,192

Total Increase (Decrease) in Net Assets	(32,354)	(31,571)	(21,213)	(2,655)

Net Assets:

Beginning of period	87,616	119,187	164,028	166,683
End of period	$55,262	$87,616	$142,815	$164,028

Shares of Beneficial Interest:

Shares sold	0	600	50	450
Shares redeemed	(650)	(1,200)	(200)	(450)
Net increase (decrease) in shares outstanding	(650)	(600)	(150)	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

$7,312	$19,948	$2,925	$7,066	$472	$1,291	$35,176	$74,891	$12,981	$26,676
(3,188)	(4,235)	(2,520)	(982)	(58)	(239)	(18,406)	20,566	(10,094)	(513)
(6,631)	(5,959)	(15,766)	7,342	(1,163)	287	(41,786)	(45,229)	1,334	(38,683)

(2,507)	9,754	(15,361)	13,426	(749)	1,339	(25,016)	50,228	4,221	(12,520)

(11,921)	(17,826)	(4,419)	(6,527)	(738)	(1,240)	(43,493)	(80,322)	(15,506)	(27,152)
0	0	0	0	0	0	0	0	0	0

(11,921)	(17,826)	(4,419)	(6,527)	(738)	(1,240)	(43,493)	(80,322)	(15,506)	(27,152)

46,098	41,665	3,291	128,633	5,629	20,046	745,998	1,314,803	50,324	229,491
(63,850)	(343,074)	(43,803)	(29,779)	0	(40,314)	(1,121,982)	(1,442,696)	(167,756)	(171,194)
(17,752)	(301,409)	(40,512)	98,854	5,629	(20,268)	(375,984)	(127,893)	(117,432)	58,297

(32,180)	(309,481)	(60,292)	105,753	4,142	(20,169)	(444,493)	(157,987)	(128,717)	18,625

826,530	1,136,011	254,745	148,992	50,695	70,864	1,666,164	1,824,151	756,084	737,459
$794,350	$826,530	$194,453	$254,745	$54,837	$50,695	$1,221,671	$1,666,164	$627,367	$756,084

900	800	50	1,950	100	350	7,600	13,050	500	2,200
(1,250)	(6,600)	(700)	(450)	0	(700)	(11,450)	(14,350)	(1,700)	(1,700)
(350)	(5,800)	(650)	1,500	100	(350)	(3,850)	(1,300)	(1,200)	500

SEMIANNUAL REPORT	DECEMBER 31, 2018	29

Statements of Changes in Net Assets (Cont.)

	PIMCO Active Bond Exchange-Traded Fund		PIMCO Enhanced Low Duration Active Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$34,151	$64,089	$2,769	$3,412
Net realized gain (loss)	(4,867)	(35,474)	536	(113)
Net change in unrealized appreciation (depreciation)	1,387	(21,676)	(1,634)	(1,939)

Net Increase (Decrease) in Net Assets Resulting from Operations	30,671	6,939	1,671	1,360

Distributions to Shareholders:

From net investment income and/or net realized capital gains*	(41,203)	(61,891)	(3,708)	(3,376)
Tax basis return of capital	0	(5,271)	0	0

Total Distributions(a)	(41,203)	(67,162)	(3,708)	(3,376)

Fund Share Transactions:

Receipts for shares sold	107,011	201,594	65,629	73,439
Cost of shares redeemed	(179,333)	(108,896)	0	(7,988)
Net increase (decrease) resulting from Fund share transactions	(72,322)	92,698	65,629	65,451

Total Increase (Decrease) in Net Assets	(82,854)	32,475	63,592	63,435

Net Assets:

Beginning of period	2,072,132	2,039,657	157,382	93,947
End of period	$1,989,278	$2,072,132	$220,974	$157,382

Shares of Beneficial Interest:

Shares sold	1,050	1,900	660	730
Shares redeemed	(1,750)	(1,050)	0	(80)
Net increase (decrease) in shares outstanding	(700)	850	660	650

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

$138,172	$155,560	$3,672	$6,579	$688	$1,031
(880)	(4,843)	(68)	(445)	(88)	(221)
(49,369)	(13,066)	90	(2,970)	61	(268)

87,923	137,651	3,694	3,164	661	542

(159,698)	(149,394)	(4,263)	(6,575)	(787)	(1,009)
0	0	0	0	0	0

(159,698)	(149,394)	(4,263)	(6,575)	(787)	(1,009)

4,062,381	2,993,841	52,778	24,103	12,425	7,535
(1,207,036)	(767,903)	(13,093)	(5,300)	0	(5,020)
2,855,345	2,225,938	39,685	18,803	12,425	2,515

2,783,570	2,214,195	39,116	15,392	12,299	2,048

9,410,140	7,195,945	275,309	259,917	67,874	65,826
$12,193,710	$9,410,140	$314,425	$275,309	$80,173	$67,874

40,040	29,470	1,000	450	250	150
(11,900)	(7,560)	(250)	(100)	0	(100)
28,140	21,910	750	350	250	50

SEMIANNUAL REPORT	DECEMBER 31, 2018	31

Statement of Cash Flows

Six Months Ended December 31, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO Enhanced Low Duration Active Exchange- Traded Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$1,671

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,487,711)
Proceeds from sales of long-term securities	1,355,634
(Purchases) Proceeds from sales of short-term portfolio investments, net	(15,993)
(Increase) decrease in deposits with counterparty	(957)
(Increase) decrease in receivable for investments sold	23,569
(Increase) decrease in interest and/or dividends receivable	(891)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(1,273)
Proceeds from (Payments on) over the counter financial derivative instruments	580
(Increase) decrease in reimbursement receivable from PIMCO	(5)
Increase (decrease) in payable for investments purchased	54,230
Increase (decrease) in deposits from counterparty	60
Increase (decrease) in accrued management fees	25
Proceeds from (Payments on) short sales transactions, net	(7,656)
Proceeds from (Payments on) foreign currency transactions	107
Net Realized (Gain) Loss
Investments in securities	(148)
Exchange-traded or centrally cleared financial derivative instruments	339
Over the counter financial derivative instruments	(564)
Short sales	(56)
Foreign currency	(107)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	183
Exchange-traded or centrally cleared financial derivative instruments	1,211
Over the counter financial derivative instruments	232
Short sales	8
Net amortization (accretion) on investments	65

Net Cash Provided by (Used for) Operating Activities	(77,447)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	67,621
Increase (decrease) in overdraft due to custodian	(17,883)
Cash distributions paid	(2,879)
Proceeds from reverse repurchase agreements	121,640
Payments on reverse repurchase agreements	(15,223)
Proceeds from sale-buyback transactions	2,593,248
Payments on sale-buyback transactions	(2,669,072)

Net Cash Received from (Used for) Financing Activities	77,452

Net Increase (Decrease) in Cash and Foreign Currency	5

Cash and Foreign Currency:

Beginning of period	18
End of period	$23

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$574

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

32	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

U.S. TREASURY OBLIGATIONS 99.0%

U.S. Treasury Notes
1.375% due 01/15/2020	$2,380	$2,350
1.375% due 09/15/2020	1,875	1,840
1.500% due 04/15/2020	2,270	2,240
1.500% due 06/15/2020	1,805	1,779
1.500% due 07/15/2020	2,215	2,181
1.500% due 08/15/2020	1,875	1,844
1.625% due 03/15/2020	2,160	2,136
1.625% due 10/15/2020	2,075	2,043
1.750% due 11/30/2021	500	490
1.875% due 12/15/2020	2,120	2,095
2.000% due 01/15/2021	2,015	1,995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 11/15/2021	$2,500	$2,468
2.125% due 08/15/2021	2,395	2,373
2.375% due 03/15/2021	1,970	1,965
2.375% due 04/15/2021	2,565	2,559
2.625% due 08/15/2020	2,160	2,163
2.625% due 11/15/2020	3,160	3,166
2.625% due 06/15/2021	2,200	2,208
2.625% due 07/15/2021	1,405	1,410
2.750% due 09/15/2021	1,785	1,797
2.875% due 10/15/2021	2,000	2,021
3.125% due 05/15/2021	3,120	3,167
3.500% due 05/15/2020	2,715	2,749
3.625% due 02/15/2020	3,410	3,447
3.625% due 02/15/2021	2,200	2,251

Total U.S. Treasury Obligations (Cost $55,014)		54,737

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (a) 0.5%
$264

Total Short-Term Instruments (Cost $264)	264

Total Investments in Securities (Cost $55,278)	55,001

Total Investments 99.5% (Cost $55,278)	$55,001

Other Assets and Liabilities, net 0.5%	261

Net Assets 100.0%	$55,262

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$264	U.S. Treasury Notes 2.875% due 07/31/2025	$(272)	$264	$264

Total Repurchase Agreements						$(272)	$264	$264

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$264	$0	$0	$0	$264	$(272)	$(8)

Total Borrowings and Other Financing Transactions	$264	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$54,737	$0	$54,737
Short-Term Instruments
Repurchase Agreements	0	264	0	264

Total Investments	$0	$55,001	$0	$55,001

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	33

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

U.S. TREASURY OBLIGATIONS 100.0%

U.S. Treasury STRIPS (a)
0.000% due 02/15/2044	$16,489	$7,692
0.000% due 05/15/2044	16,429	7,626
0.000% due 08/15/2044	16,259	7,493
0.000% due 11/15/2044	16,560	7,575
0.000% due 02/15/2045	16,461	7,460
0.000% due 05/15/2045	16,331	7,356
0.000% due 08/15/2045	16,352	7,299
0.000% due 11/15/2045	16,533	7,337
0.000% due 02/15/2046	16,478	7,229
0.000% due 05/15/2046	16,227	7,066
0.000% due 08/15/2046	16,563	7,164
0.000% due 11/15/2046	16,226	6,967
0.000% due 02/15/2047	16,504	7,051
0.000% due 05/15/2047	16,612	7,026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 08/15/2047	$16,295	$6,830
0.000% due 11/15/2047	16,384	6,809
0.000% due 02/15/2048	16,547	6,827
0.000% due 05/15/2048	16,447	6,733
0.000% due 08/15/2048	16,400	6,675
0.000% due 11/15/2048	16,300	6,588

Total U.S. Treasury Obligations (Cost $155,750)		142,803

Total Investments in Securities (Cost $155,750)		142,803

Total Investments 100.0% (Cost $155,750)		$142,803

Other Assets and Liabilities, net 0.0%		12

Net Assets 100.0%		$142,815

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$142,803	$0	$142,803

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

34	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

U.S. TREASURY OBLIGATIONS 99.7%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2020	$91,591	$89,562
0.125% due 04/15/2021	70,966	69,044
0.125% due 01/15/2022	68,469	66,475
0.125% due 04/15/2022	73,252	70,890
0.125% due 07/15/2022	67,647	65,720
0.125% due 01/15/2023	74,675	72,143
0.375% due 07/15/2023	74,768	73,129
0.625% due 07/15/2021	65,543	64,839
0.625% due 04/15/2023	69,172	68,053
1.125% due 01/15/2021	71,547	71,233
1.250% due 07/15/2020	52,187	52,088
1.375% due 01/15/2020	28,858	28,682

Total U.S. Treasury Obligations (Cost $812,034)		791,858

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
$1,863

Total Short-Term Instruments (Cost $1,863)	1,863

Total Investments in Securities (Cost $813,897)	793,721

Total Investments 99.9% (Cost $813,897)	$793,721

Other Assets and Liabilities, net 0.1%	629

Net Assets 100.0%	$794,350

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$1,863	U.S. Treasury Notes 2.875% due 07/31/2025	$(1,903)	$1,863	$1,863

Total Repurchase Agreements						$(1,903)	$1,863	$1,863

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,863	$0	$0	$0	$1,863	$(1,903)	$(40)

Total Borrowings and Other Financing Transactions	$1,863	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$791,858	$0	$791,858
Short-Term Instruments
Repurchase Agreements	0	1,863	0	1,863

Total Investments	$0	$793,721	$0	$793,721

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	35

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.5%

U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$24,549	$21,575
0.750% due 02/15/2042	23,955	21,792
0.750% due 02/15/2045	24,051	21,564
0.875% due 02/15/2047	18,918	17,408
1.000% due 02/15/2046	20,181	19,180
1.000% due 02/15/2048	17,955	17,055
1.375% due 02/15/2044	22,926	23,727
2.125% due 02/15/2040	16,468	19,401
2.125% due 02/15/2041	26,875	31,811

Total U.S. Treasury Obligations (Cost $206,648)		193,513

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$124

Total Short-Term Instruments (Cost $124)	124

Total Investments in Securities (Cost $206,772)	193,637

Total Investments 99.6% (Cost $206,772)	$193,637

Other Assets and Liabilities, net 0.4%	816

Net Assets 100.0%	$194,453

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$124	U.S. Treasury Notes 2.875% due 07/31/2025	$(128)	$124	$124

Total Repurchase Agreements						$(128)	$124	$124

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$124	$0	$0	$0	$124	$(128)	$(4)

Total Borrowings and Other Financing Transactions	$124	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$193,513	$0	$193,513
Short-Term Instruments
Repurchase Agreements	0	124	0	124

Total Investments	$0	$193,637	$0	$193,637

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

36	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

U.S. TREASURY OBLIGATIONS 99.3%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$4,107	$3,988
0.125% due 07/15/2022	3,211	3,120
0.125% due 01/15/2023	2,709	2,618
0.125% due 07/15/2026	1,374	1,291
0.375% due 07/15/2025	3,457	3,335
0.375% due 01/15/2027	1,676	1,593
0.500% due 01/15/2028	457	437
0.625% due 01/15/2024	4,986	4,909
0.750% due 07/15/2028	729	714
0.750% due 02/15/2042	2,900	2,638
0.875% due 02/15/2047	776	714
1.000% due 02/15/2046	848	806
1.000% due 02/15/2048	550	522
1.125% due 01/15/2021	5,677	5,652
1.375% due 01/15/2020	2,793	2,776

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 02/15/2044	$2,814	$2,912
1.750% due 01/15/2028	3,851	4,092
2.000% due 01/15/2026	3,350	3,576
2.125% due 02/15/2040	717	845
2.375% due 01/15/2025	3,696	3,998
2.500% due 01/15/2029	2,803	3,194
3.375% due 04/15/2032	541	696

Total U.S. Treasury Obligations (Cost $57,208)		54,426

Total Investments in Securities (Cost $57,208)		54,426

Total Investments 99.3% (Cost $57,208)		$54,426

Other Assets and Liabilities, net 0.7%		411

Net Assets 100.0%		$54,837

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$54,426	$0	$54,426

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	37

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.6%

CORPORATE BONDS & NOTES 92.2%

BANKING & FINANCE 11.4%

Abe Investment Holdings, Inc.
10.500% due 10/16/2020	$1,200	$1,221

AGFC Capital Trust
4.186% (US0003M + 1.750%) due 01/15/2067 ~	1,440	648

Aircastle Ltd.
5.125% due 03/15/2021	1,231	1,252
5.500% due 02/15/2022	2,245	2,299

Alliant Holdings Intermediate LLC
8.250% due 08/01/2023	2,512	2,504

Ally Financial, Inc.
3.500% due 01/27/2019	3,241	3,241
3.750% due 11/18/2019	4,020	4,015
4.125% due 03/30/2020	3,479	3,451
4.125% due 02/13/2022	6,066	5,907
4.250% due 04/15/2021	3,194	3,147
8.000% due 03/15/2020	1,640	1,702

Ardonagh Midco PLC
8.625% due 07/15/2023	1,618	1,383

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023	1,640	1,570
5.500% due 01/15/2023	300	292

CIT Group, Inc.
5.000% due 08/15/2022	10,104	9,990

CoreCivic, Inc.
5.000% due 10/15/2022	4,596	4,418

Equinix, Inc.
5.375% due 01/01/2022	3,383	3,417

Genworth Holdings, Inc.
7.625% due 09/24/2021	3,456	3,430

GLP Capital LP
4.375% due 04/15/2021	300	300
4.875% due 11/01/2020	3,251	3,287

Icahn Enterprises LP
6.250% due 02/01/2022	2,980	2,950

International Lease Finance Corp.
6.250% due 05/15/2019	1,569	1,583

Iron Mountain, Inc.
4.375% due 06/01/2021	2,893	2,864

iStar, Inc.
5.000% due 07/01/2019	1,315	1,312
5.250% due 09/15/2022	3,216	3,015
6.000% due 04/01/2022	2,778	2,695

Jefferies Finance LLC
6.875% due 04/15/2022	1,730	1,691
7.375% due 04/01/2020	4,503	4,509
7.500% due 04/15/2021	4,977	4,989

KCA Deutag UK Finance PLC
9.875% due 04/01/2022	4,018	3,315

LoanCore Capital Markets LLC
6.875% due 06/01/2020	1,720	1,721

MGIC Investment Corp.
5.750% due 08/15/2023	3,749	3,744

Navient Corp.
4.875% due 06/17/2019	1,903	1,897
5.000% due 10/26/2020	3,057	2,935
5.500% due 01/25/2023	4,940	4,341
6.500% due 06/15/2022	2,896	2,702
6.625% due 07/26/2021	3,528	3,413
7.250% due 01/25/2022	500	484
8.000% due 03/25/2020	1,717	1,749

Radian Group, Inc.
5.250% due 06/15/2020	1,285	1,298
7.000% due 03/15/2021	1,118	1,167

Realogy Group LLC
4.500% due 04/15/2019	1,705	1,703

Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 •(e)	233	288

SBA Communications Corp.
4.000% due 10/01/2022	7,111	6,809

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Springleaf Finance Corp.
5.625% due 03/15/2023	$500	$462
6.125% due 05/15/2022	6,427	6,264
7.750% due 10/01/2021	4,427	4,460
8.250% due 12/15/2020	1,902	1,973

Starwood Property Trust, Inc.
5.000% due 12/15/2021	3,653	3,598

Stearns Holdings LLC
9.375% due 08/15/2020	1,977	1,868

VEREIT Operating Partnership LP
4.125% due 06/01/2021	100	101

		139,374

INDUSTRIALS 74.8%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022 (g)	5,101	4,833

Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	750	714

Actuant Corp.
5.625% due 06/15/2022	1,000	992

ADT Security Corp.
3.500% due 07/15/2022	5,679	5,274
5.250% due 03/15/2020	3,672	3,700
6.250% due 10/15/2021	4,317	4,398

Aleris International, Inc.
10.750% due 07/15/2023	2,557	2,619

Algeco Global Finance PLC
8.000% due 02/15/2023	5,619	5,268

Allegheny Technologies, Inc.
5.950% due 01/15/2021	3,539	3,486

Altice Financing S.A.
6.625% due 02/15/2023	5,840	5,621

Altice Luxembourg S.A.
7.750% due 05/15/2022	8,670	7,922

American Airlines Group, Inc.
5.500% due 10/01/2019	5,485	5,526

Anixter, Inc.
5.125% due 10/01/2021	4,431	4,442

Antero Resources Corp.
5.125% due 12/01/2022	1,000	944
5.375% due 11/01/2021	4,050	3,923

APX Group, Inc.
8.750% due 12/01/2020	1,710	1,633

ArcelorMittal
5.125% due 06/01/2020	1,692	1,721
5.250% due 08/05/2020	2,584	2,629
5.500% due 03/01/2021	2,221	2,285
6.250% due 02/25/2022	2,843	3,011

Arconic, Inc.
5.400% due 04/15/2021	4,921	4,987
6.150% due 08/15/2020	5,916	6,057

ARD Finance S.A. (7.125% Cash or 7.875% PIK)
7.125% due 09/15/2023 (a)	1,480	1,336

Ardagh Packaging Finance PLC
4.250% due 09/15/2022	4,401	4,203
4.625% due 05/15/2023	1,895	1,800

Ascent Resources Utica Holdings LLC
10.000% due 04/01/2022	5,106	5,248

Ashland LLC
4.750% due 08/15/2022	1,000	989

Avon International Operations, Inc.
7.875% due 08/15/2022	250	248

Avon Products, Inc.
6.600% due 03/15/2020	5,429	5,429
7.000% due 03/15/2023	5,647	4,814

B&G Foods, Inc.
4.625% due 06/01/2021	3,090	3,024

Ball Corp.
4.375% due 12/15/2020	4,223	4,249

Barminco Finance Pty. Ltd.
6.625% due 05/15/2022	4,114	4,034

Bausch Health Cos., Inc.
5.500% due 03/01/2023	5,656	5,178

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 12/01/2021	$3,550	$3,499
5.875% due 05/15/2023	1,846	1,714
6.500% due 03/15/2022	600	605

Baytex Energy Corp.
5.125% due 06/01/2021	4,728	4,551

BC Unlimited Liability Co.
4.625% due 01/15/2022	6,472	6,278
14.000% due 02/13/2020 ^(a)(b)	672	4

Bombardier, Inc.
6.125% due 01/15/2023	1,480	1,391
7.750% due 03/15/2020	5,125	5,221
8.750% due 12/01/2021	9,078	9,384

Bristow Group, Inc.
6.250% due 10/15/2022	4,449	1,579

Brookfield Residential Properties, Inc.
6.500% due 12/15/2020	1,710	1,712

Bruin E&P Partners LLC
8.875% due 08/01/2023	3,240	2,896

Cablevision Systems Corp.
5.875% due 09/15/2022	1,600	1,576
8.000% due 04/15/2020	3,938	3,997

California Resources Corp.
8.000% due 12/15/2022 (g)	6,024	4,096

Calumet Specialty Products Partners LP
6.500% due 04/15/2021	6,116	5,122

Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023	3,749	3,487

CCO Holdings LLC
5.250% due 03/15/2021	1,671	1,673

Centene Corp.
4.750% due 05/15/2022	4,664	4,623
5.625% due 02/15/2021	2,699	2,712

CF Industries, Inc.
7.125% due 05/01/2020	4,162	4,297

Chesapeake Energy Corp.
4.875% due 04/15/2022	5,551	4,871
5.375% due 06/15/2021	1,000	920
6.625% due 08/15/2020	4,532	4,407

CITGO Holding, Inc.
10.750% due 02/15/2020	3,529	3,608

Clean Harbors, Inc.
5.125% due 06/01/2021	4,230	4,230

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	1,000	1,005
7.625% due 03/15/2020	10,234	10,017

Clearwater Paper Corp.
4.500% due 02/01/2023	1,480	1,339

CNX Resources Corp.
5.875% due 04/15/2022	6,110	5,881

Cogent Communications Group, Inc.
5.375% due 03/01/2022	4,356	4,345

CommScope, Inc.
5.000% due 06/15/2021	3,687	3,664

Community Health Systems, Inc.
6.250% due 03/31/2023	6,139	5,602
6.875% due 02/01/2022	5,751	2,645
11.000% due 06/30/2023 Ø(g)	5,047	3,911

Consolidated Communications, Inc.
6.500% due 10/01/2022	3,383	2,994

Continental Resources, Inc.
5.000% due 09/15/2022	800	795

CPG Merger Sub LLC
8.000% due 10/01/2021	5,146	5,017

Crown Americas LLC
4.500% due 01/15/2023	2,974	2,911

CSC Holdings LLC
6.750% due 11/15/2021	5,232	5,376
8.625% due 02/15/2019	1,325	1,332

DAE Funding LLC
4.000% due 08/01/2020	200	196
4.500% due 08/01/2022	200	193

Darling Ingredients, Inc.
5.375% due 01/15/2022	2,770	2,760

38	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DCP Midstream Operating LP
5.350% due 03/15/2020	$2,750	$2,767

Dell International LLC
5.875% due 06/15/2021	5,502	5,510

Dell, Inc.
4.625% due 04/01/2021	3,723	3,676

Denbury Resources, Inc.
9.000% due 05/15/2021	5,179	4,868

Diamond Resorts International, Inc.
7.750% due 09/01/2023	200	193

DISH DBS Corp.
5.125% due 05/01/2020	6,599	6,533
5.875% due 07/15/2022	6,458	5,966
6.750% due 06/01/2021	5,210	5,169
7.875% due 09/01/2019	2,861	2,926

DJO Finance LLC
8.125% due 06/15/2021	3,995	4,125
10.750% due 04/15/2020	1,265	1,268

DKT Finance ApS
9.375% due 06/17/2023	1,100	1,130

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,710	1,719

DynCorp International, Inc. (10.375% Cash and 1.500% PIK)
11.875% due 11/30/2020 (a)	926	958

Edgewell Personal Care Co.
4.700% due 05/19/2021	3,225	3,189

Eldorado Resorts, Inc.
7.000% due 08/01/2023	3,849	3,964

EMC Corp.
2.650% due 06/01/2020	3,368	3,235

Endo Dac
6.000% due 07/15/2023	3,858	2,961

Endo Finance LLC
5.750% due 01/15/2022	7,345	6,151

Energy Transfer LP
7.500% due 10/15/2020	2,650	2,763

Ferrellgas LP
6.750% due 01/15/2022	4,887	4,007

Fiat Chrysler Automobiles NV
4.500% due 04/15/2020	6,663	6,696
5.250% due 04/15/2023	3,586	3,534

FMG Resources Pty. Ltd.
4.750% due 05/15/2022	4,641	4,426

Freeport-McMoRan, Inc.
3.100% due 03/15/2020	3,466	3,397
3.550% due 03/01/2022	4,841	4,593
3.875% due 03/15/2023	3,424	3,176
4.000% due 11/14/2021	1,000	976

Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	10	10

GameStop Corp.
6.750% due 03/15/2021 (g)	1,897	1,897

Gates Global LLC
6.000% due 07/15/2022	4,568	4,494

GFL Environmental, Inc.
5.625% due 05/01/2022	4,158	3,857

Global Partners LP
6.250% due 07/15/2022	3,033	2,881

Global Ship Lease, Inc.
9.875% due 11/15/2022	1,036	998

goeasy Ltd.
7.875% due 11/01/2022	1,730	1,756

Gogo Intermediate Holdings LLC
12.500% due 07/01/2022	2,200	2,361

Griffon Corp.
5.250% due 03/01/2022	6,393	5,810

Harland Clarke Holdings Corp.
8.375% due 08/15/2022	3,917	3,589

Harvest Operations Corp.
2.330% due 04/14/2021	10	10

HCA Healthcare, Inc.
6.250% due 02/15/2021	3,303	3,386

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCA, Inc.
4.250% due 10/15/2019	$50	$50
5.875% due 03/15/2022	7,271	7,471
6.500% due 02/15/2020	5,738	5,896
7.500% due 02/15/2022	2,864	3,050

Herc Rentals, Inc.
7.500% due 06/01/2022	1,380	1,449

Hertz Corp.
5.875% due 10/15/2020	4,329	4,215
7.625% due 06/01/2022	3,257	3,078

Hexion, Inc.
6.625% due 04/15/2020	5,342	4,274

Hillman Group, Inc.
6.375% due 07/15/2022	1,950	1,599

Hughes Satellite Systems Corp.
7.625% due 06/15/2021	3,364	3,499

Huntsman International LLC
4.875% due 11/15/2020	5,487	5,528

iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(b)	6,870	4,637
9.000% due 03/01/2021 ^(b)	13,050	8,809
11.250% due 03/01/2021 ^(b)	6,950	4,517

IHO Verwaltungs GmbH (4.125% Cash or 4.875% PIK)
4.125% due 09/15/2021 (a)	2,565	2,450

Imperial Metals Corp.
7.000% due 03/15/2019	400	270

Infor Software Parent LLC (7.125% Cash or 7.875% PIK)
7.125% due 05/01/2021 (a)	5,052	4,938

Infor U.S., Inc.
6.500% due 05/15/2022	6,574	6,383

Informatica LLC
7.125% due 07/15/2023	1,100	1,077

Inmarsat Finance PLC
4.875% due 05/15/2022	4,363	4,128

Intelsat Connect Finance S.A.
9.500% due 02/15/2023	3,051	2,639

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	3,100	2,712
9.500% due 09/30/2022	4,915	5,628

International Game Technology PLC
6.250% due 02/15/2022	7,566	7,623

INVISTA Finance LLC
4.250% due 10/15/2019	1,750	1,746

IQVIA, Inc.
4.875% due 05/15/2023	4,586	4,517

Jack Ohio Finance LLC
6.750% due 11/15/2021	2,871	2,907

Jaguar Holding Co.
6.375% due 08/01/2023	4,760	4,561

Jaguar Land Rover Automotive PLC
3.500% due 03/15/2020	2,965	2,843

JC Penney Corp., Inc.
5.650% due 06/01/2020	24	18

Jurassic Holdings, Inc.
6.875% due 02/15/2021 (g)	3,338	2,837

KB Home
4.750% due 05/15/2019	3,388	3,388
7.000% due 12/15/2021	3,714	3,793
7.500% due 09/15/2022	2,021	2,087
8.000% due 03/15/2020	1,422	1,472

KGA Escrow LLC
7.500% due 08/15/2023	1,680	1,661

Kinetic Concepts, Inc.
7.875% due 02/15/2021	1,734	1,758
12.500% due 11/01/2021	1,000	1,075

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023	250	193

L Brands, Inc.
5.625% due 02/15/2022	4,874	4,874
6.625% due 04/01/2021	9,727	10,019

Lennar Corp.
4.125% due 01/15/2022	800	771
4.500% due 11/15/2019	2,679	2,666
4.750% due 04/01/2021	3,827	3,803

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 11/15/2022	$1,789	$1,742
6.250% due 12/15/2021	1,710	1,746
6.625% due 05/01/2020	250	258

Lightstream Resources Ltd.
8.625% due 02/01/2020 ^«(b)	3,575	984

LKQ Corp.
4.750% due 05/15/2023	2,403	2,295

Mallinckrodt International Finance S.A.
4.875% due 04/15/2020	3,293	3,194
5.750% due 08/01/2022 (g)	4,164	3,602

Masonite International Corp.
5.625% due 03/15/2023	1,680	1,636

MEG Energy Corp.
6.375% due 01/30/2023	3,405	3,230

Men’s Wearhouse, Inc.
7.000% due 07/01/2022	449	453

MGM Resorts International
5.250% due 03/31/2020	1,730	1,739
6.625% due 12/15/2021	4,576	4,702
6.750% due 10/01/2020	3,947	4,065
7.750% due 03/15/2022	2,601	2,773
8.625% due 02/01/2019	5,259	5,292

Momentive Performance Materials, Inc.
3.880% due 10/24/2021	2,655	2,824

Murphy Oil Corp.
4.000% due 06/01/2022	1,000	939
4.450% due 12/01/2022	4,327	4,085

Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,680	1,695

Murray Energy Corp.
11.250% due 04/15/2021	3,024	1,901

Nabors Industries, Inc.
4.625% due 09/15/2021	4,199	3,786
5.000% due 09/15/2020	1,869	1,807

National CineMedia LLC
6.000% due 04/15/2022	3,337	3,358

Navios Maritime Holdings, Inc.
7.375% due 01/15/2022	4,425	2,832

NCL Corp. Ltd.
4.750% due 12/15/2021	1,688	1,680

NCR Corp.
5.000% due 07/15/2022	3,647	3,456
5.875% due 12/15/2021	1,100	1,077

Neiman Marcus Group Ltd. LLC
8.000% due 10/15/2021	4,980	2,079

Netflix, Inc.
5.500% due 02/15/2022	7,383	7,464

Newfield Exploration Co.
5.750% due 01/30/2022	2,714	2,748

Nielsen Finance LLC
5.000% due 04/15/2022	7,022	6,741

Nine Energy Service, Inc.
8.750% due 11/01/2023	1,480	1,413

Nokia Oyj
3.375% due 06/12/2022	3,532	3,347
5.375% due 05/15/2019	2,039	2,049

Northwest Acquisitions ULC
7.125% due 11/01/2022	1,580	1,566

Nuance Communications, Inc.
5.375% due 08/15/2020	949	948

NuStar Logistics LP
4.800% due 09/01/2020	1,933	1,904

NXP BV
3.875% due 09/01/2022	1,040	1,001
4.125% due 06/15/2020	1,440	1,437
4.125% due 06/01/2021	1,086	1,075

Oasis Petroleum, Inc.
6.875% due 03/15/2022	2,842	2,686

Open Text Corp.
5.625% due 01/15/2023	5,249	5,249

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	9,722	8,798

Owens-Brockway Glass Container, Inc.
5.000% due 01/15/2022	2,137	2,124

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	39

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	$1,200	$1,158
4.500% due 03/15/2023	3,348	3,139
5.250% due 08/15/2022	5,524	5,365

Party City Holdings, Inc.
6.125% due 08/15/2023 (g)	1,431	1,410

Perstorp Holding AB
11.000% due 09/30/2021	1,000	1,066

PetSmart, Inc.
7.125% due 03/15/2023	1,480	870

Platform Specialty Products Corp.
6.500% due 02/01/2022	6,494	6,518

PolyOne Corp.
5.250% due 03/15/2023	3,950	3,831

Precision Drilling Corp.
6.500% due 12/15/2021	1,219	1,140
7.750% due 12/15/2023	250	232

Prestige Brands, Inc.
5.375% due 12/15/2021	3,090	3,032

QEP Resources, Inc.
5.375% due 10/01/2022	3,093	2,826

Radiate Holdco LLC
6.875% due 02/15/2023	1,735	1,583

Range Resources Corp.
5.000% due 08/15/2022	6,048	5,436

Resolute Energy Corp.
8.500% due 05/01/2020	1,280	1,262

Revlon Consumer Products Corp.
5.750% due 02/15/2021 (g)	3,348	2,536

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	3,637	3,469
5.750% due 10/15/2020	8,894	8,882

Riverbed Technology, Inc.
8.875% due 03/01/2023 (g)	1,730	1,285

Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021	3,730	3,627

Rockies Express Pipeline LLC
5.625% due 04/15/2020	8,179	8,220
6.000% due 01/15/2019	2,600	2,602

Rowan Cos., Inc.
4.875% due 06/01/2022	4,108	3,405
7.875% due 08/01/2019	2,433	2,415

RR Donnelley & Sons Co.
7.875% due 03/15/2021	1,123	1,129

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	10	10

Sable Permian Resources Land LLC
7.125% due 11/01/2020 (g)	3,617	832
13.000% due 11/30/2020	3,045	3,197

Sabre GLBL, Inc.
5.375% due 04/15/2023	5,775	5,775

Sanchez Energy Corp.
7.250% due 02/15/2023 (g)	1,480	1,214
7.750% due 06/15/2021	5,688	1,365

Sanmina Corp.
4.375% due 06/01/2019	1,568	1,568

Scientific Games International, Inc.
10.000% due 12/01/2022	5,260	5,345

Select Medical Corp.
6.375% due 06/01/2021	2,624	2,627

SESI LLC
7.125% due 12/15/2021	1,609	1,376

Sinclair Television Group, Inc.
5.375% due 04/01/2021	1,710	1,710
6.125% due 10/01/2022	1,710	1,727

Sirius XM Radio, Inc.
3.875% due 08/01/2022	4,021	3,869

Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (a)	3,730	3,516

Southwestern Energy Co.
4.100% due 03/15/2022	60	55

Spectrum Brands Holdings, Inc.
7.750% due 01/15/2022	6,939	7,043

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Industries, Inc.
5.500% due 02/15/2023	$2,783	$2,734

Sunoco LP
4.875% due 01/15/2023	3,170	3,099

Syniverse Holdings, Inc.
9.125% due 01/15/2019	281	279

T-Mobile USA, Inc.
4.000% due 04/15/2022	3,718	3,634

Taylor Morrison Communities, Inc.
5.250% due 04/15/2021	1,660	1,650

Teekay Corp.
8.500% due 01/15/2020 (g)	1,963	1,882

TEGNA, Inc.
5.125% due 10/15/2019	1,259	1,260

Teine Energy Ltd.
6.875% due 09/30/2022	3,287	3,205

Tenet Healthcare Corp.
4.375% due 10/01/2021	3,885	3,778
4.500% due 04/01/2021	2,723	2,662
4.750% due 06/01/2020	2,749	2,753
5.500% due 03/01/2019	2,211	2,219
6.000% due 10/01/2020	7,145	7,261
7.500% due 01/01/2022	600	610
8.125% due 04/01/2022	5,628	5,663

Toll Brothers Finance Corp.
5.875% due 02/15/2022	2,164	2,183

TPC Group, Inc.
8.750% due 12/15/2020	3,981	3,802

TransDigm, Inc.
5.500% due 10/15/2020	2,914	2,896
6.000% due 07/15/2022	3,074	3,009

Transocean, Inc.
5.800% due 10/15/2022	5,968	5,282
9.000% due 07/15/2023	700	699

TRI Pointe Group, Inc.
4.875% due 07/01/2021	1,300	1,245

Triumph Group, Inc.
4.875% due 04/01/2021	3,784	3,415

TRU Taj LLC
12.000% due 08/15/2021 ^	2,000	980

Unisys Corp.
10.750% due 04/15/2022	1,725	1,895

Unit Corp.
6.625% due 05/15/2021	3,141	2,874

United Continental Holdings, Inc.
4.250% due 10/01/2022	1,690	1,633

United Rentals North America, Inc.
4.625% due 07/15/2023	2,281	2,247

Univision Communications, Inc.
5.125% due 05/15/2023	500	450

VeriSign, Inc.
4.625% due 05/01/2023	3,624	3,579

Vertiv Intermediate Holding Corp. (12.000% Cash or 13.000% PIK)
12.000% due 02/15/2022 (a)	1,200	1,108

Videotron Ltd.
5.000% due 07/15/2022	1,680	1,678

Virgin Australia Holdings Ltd.
7.875% due 10/15/2021	1,100	1,075

Virgin Media Secured Finance PLC
5.250% due 01/15/2021	3,699	3,691

Watco Cos. LLC
6.375% due 04/01/2023	2,043	2,058

Weatherford International Ltd.
4.500% due 04/15/2022 (g)	2,875	1,696
7.750% due 06/15/2021 (g)	3,172	2,395

WEX, Inc.
4.750% due 02/01/2023	2,003	1,958

Whiting Petroleum Corp.
5.750% due 03/15/2021	3,321	3,172
6.250% due 04/01/2023	1,000	915

Williams Scotsman International, Inc.
6.875% due 08/15/2023	500	481

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WPX Energy, Inc.
6.000% due 01/15/2022	$4,196	$4,102

WR Grace & Co-Conn
5.125% due 10/01/2021	4,357	4,324

Wyndham Destinations, Inc.
4.250% due 03/01/2022	500	479

XPO Logistics, Inc.
6.500% due 06/15/2022	5,227	5,201

Yum! Brands, Inc.
3.875% due 11/01/2020	6,309	6,214

ZF North America Capital, Inc.
4.000% due 04/29/2020	2,731	2,719

		914,398

UTILITIES 6.0%

AES Corp.
4.000% due 03/15/2021	1,571	1,547

American Midstream Partners LP
9.500% due 12/15/2021	2,356	2,226

Blue Racer Midstream LLC
6.125% due 11/15/2022	3,215	3,119

CenturyLink, Inc.
5.625% due 04/01/2020	5,068	5,062
5.800% due 03/15/2022	8,305	8,035
6.450% due 06/15/2021	5,173	5,179

Frontier Communications Corp.
10.500% due 09/15/2022	4,282	2,997

Genesis Energy LP
6.750% due 08/01/2022	5,595	5,483

Great Western Petroleum LLC
9.000% due 09/30/2021	3,641	3,332

NGPL PipeCo LLC
4.375% due 08/15/2022	4,682	4,612

SemGroup Corp.
5.625% due 07/15/2022	3,233	3,063

Sprint Capital Corp.
6.900% due 05/01/2019	1,525	1,538

Sprint Communications, Inc.
6.000% due 11/15/2022	4,395	4,324
7.000% due 03/01/2020	2,353	2,418
7.000% due 08/15/2020	4,699	4,823

Sprint Corp.
7.250% due 09/15/2021	4,753	4,877
7.875% due 09/15/2023	4,329	4,453

Talen Energy Supply LLC
4.600% due 12/15/2021	300	271
9.500% due 07/15/2022	2,589	2,615

Targa Resources Partners LP
4.125% due 11/15/2019	2,799	2,782

		72,756

Total Corporate Bonds & Notes (Cost $1,198,461)		1,126,528

SHORT-TERM INSTRUMENTS 6.4%

REPURCHASE AGREEMENTS (h) 6.1%
		74,112

U.S. TREASURY BILLS 0.3%
2.361% due 01/03/2019 - 03/14/2019 (c)(d)(k)	4,087	4,074

Total Short-Term Instruments (Cost $78,187)		78,186

Total Investments in Securities (Cost $1,276,648)		1,204,714

40	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.7%

SHORT-TERM INSTRUMENTS 2.7%

MUTUAL FUNDS 2.7%

PIMCO Government Money Market Fund (f)(g)	32,683,467	$32,683

Total Short-Term Instruments (Cost $32,683)		32,683

Total Investments in Affiliates (Cost $32,683)		32,683

Total Investments 101.3% (Cost $1,309,331)		$1,237,397

Financial Derivative Instruments (i)(j) (0.2)% (Cost or Premiums, net $5,424)		(2,355)

Other Assets and Liabilities, net (1.1)%		(13,371)

Net Assets 100.0%		$1,221,671

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.
(g)

Securities with an aggregate market value of $33,030 were out on loan in exchange for $34,829 of cash collateral as of December 31, 2018. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.920%	12/31/2018	01/02/2019	$50,000	U.S. Treasury Notes 1.875% due 01/31/2022	$(51,078)	$50,000	$50,008
FICC	2.000	12/31/2018	01/02/2019	6,412	U.S. Treasury Notes 2.875% due 07/31/2025	(6,541)	6,412	6,413
MBC	3.200	12/31/2018	01/02/2019	17,700	U.S. Treasury Notes 2.875% due 04/30/2025	(18,326)	17,700	17,703

Total Repurchase Agreements						$(75,945)	$74,112	$74,124

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	41

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BCY	$50,008	$0	$0	$0	$50,008	$(51,078)	$(1,070)
FICC	6,413	0	0	0	6,413	(6,541)	(128)
MBC	17,703	0	0	0	17,703	(18,326)	(623)

Master Securities Lending Agreement
BCY	0	0	0	16,460	16,460	(16,782)	(322)
BMO	0	0	0	1,009	1,009	(1,029)	(20)
FOB	0	0	0	1,467	1,467	(1,497)	(30)
GSC	0	0	0	6,983	6,983	(8,181)	(1,198)
JPM	0	0	0	2,483	2,483	(2,532)	(49)
RDR	0	0	0	3,546	3,546	(3,625)	(79)
SAL	0	0	0	1,082	1,082	(1,183)	(101)

Total Borrowings and Other Financing Transactions	$74,124	$0	$0	$33,030

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$33,030	$0	$0	$0	$33,030

Total Borrowings	$33,030	$0	$0	$0	$33,030

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$33,030

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2019	436	$50,004	$819	$109	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2019	137	$(29,087)	$(29)	$0	$(19)
U.S. Treasury 10-Year Note March Futures	03/2019	91	(11,103)	(50)	0	(36)

				$(79)	$0	$(55)

Total Futures Contracts				$740	$109	$(55)

42	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$65,775	$4,402	$(2,263)	$2,139	$96	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	29,200	1,441	(796)	645	48	0

Total Swap Agreements					$5,843	$(3,059)	$2,784	$144	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$109	$144	$253	$0	$(55)	$0	$(55)

Cash of $6,952 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BNP	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	03/20/2019	$26,000	$(99)	$(542)	$0	$(641)

BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	06/20/2019	6,100	(17)	(121)	0	(138)

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	03/20/2019	17,200	(71)	(413)	0	(484)
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	06/20/2019	16,400	(77)	(242)	0	(319)

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD LIBOR	Maturity	03/20/2019	41,500	(155)	(816)	0	(971)

Total Swap Agreements								$(419)	$(2,134)	$0	$(2,553)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	43

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BNP	$0	$0	$0	$0	$0	$0	$(641)	$(641)	$(641)	$0	$(641)
BPS	0	0	0	0	0	0	(138)	(138)	(138)	1,070	932
GST	0	0	0	0	0	0	(803)	(803)	(803)	958	155
JPM	0	0	0	0	0	0	(971)	(971)	(971)	1,157	186

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(2,553)	$(2,553)

(k)

Securities with an aggregate market value of $3,186 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$109	$109
Swap Agreements	0	144	0	0	0	144

	$0	$144	$0	$0	$109	$253

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$55	$55

Over the counter
Swap Agreements	$0	$0	$0	$0	$2,553	$2,553

	$0	$0	$0	$0	$2,608	$2,608

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(23)	$(23)
Swap Agreements	0	2,182	0	0	58	2,240

	$0	$2,182	$0	$0	$35	$2,217

Over the counter
Swap Agreements	$0	$3	$0	$0	$(1,137)	$(1,134)

	$0	$2,185	$0	$0	$(1,102)	$1,083

44	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$712	$712
Swap Agreements	0	(2,515)	0	0	0	(2,515)

	$0	$(2,515)	$0	$0	$712	$(1,803)

Over the counter
Swap Agreements	$0	$0	$0	$0	$(2,135)	$(2,135)

	$0	$(2,515)	$0	$0	$(1,423)	$(3,938)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$139,374	$0	$139,374
Industrials	0	913,414	984	914,398
Utilities	0	72,756	0	72,756
Short-Term Instruments
Repurchase Agreements	0	74,112	0	74,112
U.S. Treasury Bills	0	4,074	0	4,074

	$0	$1,203,730	$984	$1,204,714

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	32,683	0	0	32,683

Total Investments	$32,683	$1,203,730	$984	$1,237,397

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$109	$144	$0	$253

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(55)	0	0	(55)
Over the counter	0	(2,553)	0	(2,553)

	$(55)	$(2,553)	$0	$(2,608)

Total Financial Derivative Instruments	$54	$(2,409)	$0	$(2,355)

Totals	$32,737	$1,201,321	$984	$1,235,042

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	45

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

CORPORATE BONDS & NOTES 97.5%

BANKING & FINANCE 39.7%

AerCap Ireland Capital DAC
4.500% due 05/15/2021	$1,615	$1,621
4.625% due 10/30/2020	3,585	3,611

Aflac, Inc.
3.625% due 11/15/2024	2,490	2,490

AIG Global Funding
3.277% (US0003M + 0.480%) due 07/02/2020 ~	1,460	1,459

American Express Co.
2.650% due 12/02/2022	300	290
4.050% due 12/03/2042	337	321

American Honda Finance Corp.
2.450% due 09/24/2020	1,723	1,702

American International Group, Inc.
3.750% due 07/10/2025	4,012	3,849
3.900% due 04/01/2026	600	579

American Tower Corp.
3.125% due 01/15/2027	2,700	2,450
3.375% due 10/15/2026	1,110	1,035
3.500% due 01/31/2023	800	787
3.600% due 01/15/2028	800	749

Athene Global Funding
3.000% due 07/01/2022	1,270	1,241

Athene Holding Ltd.
4.125% due 01/12/2028	1,840	1,675

Aviation Capital Group LLC
6.750% due 04/06/2021	100	106
7.125% due 10/15/2020	100	105

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	960	909
5.000% due 04/20/2048	800	705

B3 S.A. - Brasil Bolsa Balcao
5.500% due 07/16/2020	860	878

Banco do Brasil S.A.
6.000% due 01/22/2020	275	282

Banco Santander Mexico S.A.
4.125% due 11/09/2022	325	321

Bank of America Corp.
2.369% due 07/21/2021 •	1,803	1,771
2.650% due 04/01/2019	1,085	1,084
3.419% due 12/20/2028 •	2,337	2,187
3.500% due 04/19/2026	3,640	3,509
4.000% due 04/01/2024	2,026	2,039
4.271% due 07/23/2029 •	1,920	1,914
7.750% due 05/14/2038	300	389

Bank of New York Mellon Corp.
3.000% due 02/24/2025	3,281	3,172

Barclays PLC
4.375% due 01/12/2026	4,090	3,893

BB&T Corp.
2.450% due 01/15/2020	3,466	3,443

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	277	331

BNP Paribas S.A.
5.000% due 01/15/2021	4,746	4,917

Boston Properties LP
3.800% due 02/01/2024	615	613

BPCE S.A.
4.500% due 03/15/2025	440	427
5.150% due 07/21/2024	195	196

Brighthouse Financial, Inc.
4.700% due 06/22/2047	1,040	778

Capital One Financial Corp.
4.750% due 07/15/2021	3,049	3,130

Cboe Global Markets, Inc.
3.650% due 01/12/2027	300	292

Charles Schwab Corp.
3.000% due 03/10/2025	250	242

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

China Cinda Finance Ltd.
4.250% due 04/23/2025	$620	$604

Chubb INA Holdings, Inc.
3.350% due 05/03/2026	3,043	2,981
4.350% due 11/03/2045	591	611

Citigroup, Inc.
2.700% due 03/30/2021	2,192	2,159
2.876% due 07/24/2023 •	1,250	1,210
3.400% due 05/01/2026	3,054	2,879
3.700% due 01/12/2026	3,500	3,372
4.000% due 08/05/2024	2,557	2,529
8.125% due 07/15/2039	84	117

Citizens Financial Group, Inc.
2.375% due 07/28/2021	100	97

CME Group, Inc.
3.000% due 09/15/2022	2,147	2,141
3.000% due 03/15/2025	300	292
3.750% due 06/15/2028	500	508
4.150% due 06/15/2048	800	814

Commonwealth Bank of Australia
2.750% due 03/10/2022	600	587

Cooperatieve Rabobank UA
3.875% due 02/08/2022	275	278
5.250% due 05/24/2041	3,116	3,443

Credit Suisse AG
3.000% due 10/29/2021	730	721

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023	2,952	2,900
4.875% due 05/15/2045	600	596

Crown Castle International Corp.
4.450% due 02/15/2026	2,826	2,819
5.250% due 01/15/2023	1,110	1,154

Deutsche Bank AG
3.406% (US0003M + 0.970%) due 07/13/2020 ~	1,540	1,500
4.100% due 01/13/2026	3,512	3,227

Duke Realty LP
3.875% due 10/15/2022	200	202
4.000% due 09/15/2028	800	796

EPR Properties
4.950% due 04/15/2028	1,040	1,032

Essex Portfolio LP
3.250% due 05/01/2023	2,230	2,184

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	600	578

First Republic Bank
4.375% due 08/01/2046	200	186

Ford Motor Credit Co. LLC
2.375% due 03/12/2019	3,988	3,982
3.336% due 03/18/2021	600	582
5.875% due 08/02/2021	2,812	2,886

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	4,275	4,127
4.418% due 11/15/2035	3,177	2,680

General Motors Financial Co., Inc.
3.700% due 11/24/2020	600	598
5.250% due 03/01/2026	800	784

GLP Capital LP
4.375% due 04/15/2021	1,040	1,038
4.875% due 11/01/2020	2,670	2,699
5.300% due 01/15/2029	800	785

Goldman Sachs Group, Inc.
2.550% due 10/23/2019	4,236	4,210
3.487% (US0003M + 1.000%) due 07/24/2023 ~	1,540	1,497
3.500% due 01/23/2025	300	285
4.750% due 10/21/2045	475	455
6.750% due 10/01/2037	2,742	3,105

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	200	198

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	1,270	1,213

Healthcare Trust of America Holdings LP
2.950% due 07/01/2022	1,140	1,109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hospitality Properties Trust
5.000% due 08/15/2022	$559	$571

HSBC Holdings PLC
2.650% due 01/05/2022	1,590	1,543
3.900% due 05/25/2026	600	576
4.300% due 03/08/2026	3,446	3,404

HSBC USA, Inc.
2.375% due 11/13/2019	4,185	4,159

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	450	614

ING Bank NV
2.500% due 10/01/2019	3,145	3,131

Intesa Sanpaolo SpA
4.375% due 01/12/2048	200	151

John Deere Capital Corp.
2.800% due 03/06/2023	2,141	2,094
3.900% due 07/12/2021	225	229

JPMorgan Chase & Co.
2.550% due 03/01/2021	3,335	3,289
2.950% due 10/01/2026	3,379	3,125
3.625% due 05/13/2024	3,608	3,586
4.850% due 02/01/2044	2,081	2,127
5.400% due 01/06/2042	250	275

KeyCorp
2.900% due 09/15/2020	2,254	2,240

Kilroy Realty LP
3.800% due 01/15/2023	575	573

Kimco Realty Corp.
4.450% due 09/01/2047	600	547

Lazard Group LLC
3.750% due 02/13/2025	2,410	2,342

Liberty Mutual Group, Inc.
4.850% due 08/01/2044	600	585

Lloyds Bank PLC
5.800% due 01/13/2020	300	307

Lloyds Banking Group PLC
3.750% due 01/11/2027	3,815	3,513

Macquarie Bank Ltd.
6.625% due 04/07/2021	49	52

Marsh & McLennan Cos., Inc.
3.750% due 03/14/2026	333	330
4.350% due 01/30/2047	150	141

MetLife, Inc.
5.700% due 06/15/2035	600	677
5.875% due 02/06/2041	85	100
9.250% due 04/08/2038	575	727

Metropolitan Life Global Funding
2.650% due 04/08/2022	1,145	1,116

Mitsubishi UFJ Financial Group, Inc.
2.665% due 07/25/2022	2,360	2,295
3.850% due 03/01/2026	1,738	1,732

Mizuho Financial Group, Inc.
2.273% due 09/13/2021	1,590	1,540
2.632% due 04/12/2021	2,865	2,811

Morgan Stanley
3.875% due 01/27/2026	3,177	3,103
4.350% due 09/08/2026	3,320	3,233
7.300% due 05/13/2019	2,907	2,951

Nasdaq, Inc.
3.850% due 06/30/2026	100	96

National Australia Bank Ltd.
2.800% due 01/10/2022	600	588

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	250	261

New York Life Global Funding
2.350% due 07/14/2026	100	92

New York Life Insurance Co.
6.750% due 11/15/2039	590	776

Nippon Life Insurance Co.
4.700% due 01/20/2046 •	600	584
5.100% due 10/16/2044 •	600	603

Nissan Motor Acceptance Corp.
2.826% (US0003M + 0.390%) due 07/13/2020 ~	1,540	1,529

46	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nuveen Finance LLC
4.125% due 11/01/2024	$600	$612

ORIX Corp.
2.900% due 07/18/2022	1,250	1,222

PNC Bank N.A.
3.800% due 07/25/2023	300	301

Principal Life Global Funding
3.000% due 04/18/2026	817	785

Progressive Corp.
2.450% due 01/15/2027	150	137

Prudential Financial, Inc.
3.500% due 05/15/2024	3,601	3,625

Raymond James Financial, Inc.
3.625% due 09/15/2026	100	94

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •	800	765

Santander Holdings USA, Inc.
4.500% due 07/17/2025	4,151	4,118

Societe Generale S.A.
4.250% due 04/14/2025	600	575

Spirit Realty LP
4.450% due 09/15/2026	1,450	1,396

Standard Chartered PLC
3.050% due 01/15/2021	870	858

State Street Corp.
3.540% (US0003M + 0.900%) due 08/18/2020 ~	740	744

Sumitomo Life Insurance Co.
6.500% due 09/20/2073 •(b)	450	479

Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	2,234	2,210

Sumitomo Mitsui Financial Group, Inc.
2.058% due 07/14/2021	600	581
3.205% (US0003M + 0.780%) due 07/12/2022 ~	1,190	1,184

Synchrony Financial
2.700% due 02/03/2020	200	197

Tanger Properties LP
3.750% due 12/01/2024	1,460	1,418

Toyota Motor Credit Corp.
1.900% due 04/08/2021	600	586

U.S. Bancorp
2.950% due 07/15/2022	3,428	3,383

UBS AG
3.347% due 06/08/2020 •	1,150	1,150

UBS Group Funding Switzerland AG
4.125% due 09/24/2025	3,315	3,297

Ventas Realty LP
4.400% due 01/15/2029	400	399

Visa, Inc.
4.300% due 12/14/2045	2,346	2,447

Washington Prime Group LP
5.950% due 08/15/2024	800	703

WEA Finance LLC
3.750% due 09/17/2024	2,475	2,460

Wells Fargo & Co.
2.625% due 07/22/2022	1,600	1,544
3.300% due 09/09/2024	4,765	4,613
3.500% due 03/08/2022	1,590	1,585
3.900% due 05/01/2045	800	737
4.125% due 08/15/2023	75	76
4.400% due 06/14/2046	600	556
4.750% due 12/07/2046	400	387

Welltower, Inc.
4.250% due 04/15/2028	600	595

Westpac Banking Corp.
2.850% due 05/13/2026	600	558

Weyerhaeuser Co.
7.375% due 03/15/2032	1,424	1,746

WR Berkley Corp.
4.625% due 03/15/2022	300	309

		248,992

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 46.5%

21st Century Fox America, Inc.
4.950% due 10/15/2045	$1,515	$1,670
6.400% due 12/15/2035	100	125

Abbott Laboratories
2.550% due 03/15/2022	300	293
4.750% due 11/30/2036	1,490	1,560

AbbVie, Inc.
2.900% due 11/06/2022	4,092	3,985
3.200% due 05/14/2026	2,966	2,755
4.300% due 05/14/2036	400	358
4.450% due 05/14/2046	600	528

Activision Blizzard, Inc.
2.300% due 09/15/2021	328	320
3.400% due 09/15/2026	3,072	2,892

AEP Transmission Co. LLC
4.250% due 09/15/2048	840	850

Aetna, Inc.
3.875% due 08/15/2047	600	511

Alibaba Group Holding Ltd.
3.600% due 11/28/2024	1,415	1,385

Allergan Funding SCS
3.450% due 03/15/2022	1,040	1,025

Altria Group, Inc.
2.950% due 05/02/2023	3,238	3,083

Amazon.com, Inc.
3.150% due 08/22/2027	1,295	1,252
3.875% due 08/22/2037	2,220	2,162

Amgen, Inc.
3.200% due 11/02/2027	800	753
3.450% due 10/01/2020	1,109	1,114
3.625% due 05/22/2024	4,600	4,591
4.400% due 05/01/2045	100	94

Andeavor Logistics LP
5.500% due 10/15/2019	2,337	2,357

Anheuser-Busch Cos. LLC
3.650% due 02/01/2026	1,710	1,618
4.900% due 02/01/2046	2,002	1,863

Anheuser-Busch InBev Worldwide, Inc.
3.750% due 01/15/2022	3,863	3,868

Anthem, Inc.
3.500% due 08/15/2024	734	721
3.650% due 12/01/2027	800	766
4.550% due 03/01/2048	600	578

Apache Corp.
4.750% due 04/15/2043	428	369
5.100% due 09/01/2040	77	69

Apple, Inc.
2.500% due 02/09/2025	2,375	2,246
3.250% due 02/23/2026	4,260	4,164
3.450% due 05/06/2024	325	327
3.850% due 08/04/2046	600	567

AstraZeneca PLC
4.000% due 01/17/2029	800	790

AutoNation, Inc.
3.800% due 11/15/2027	600	536

Bacardi Ltd.
2.750% due 07/15/2026	100	86

Baidu, Inc.
3.625% due 07/06/2027	980	915

Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	100	102

BAT Capital Corp.
2.297% due 08/14/2020	1,000	977
2.764% due 08/15/2022	1,050	993
3.222% due 08/15/2024	1,200	1,107
4.540% due 08/15/2047	500	400

Baxalta, Inc.
5.250% due 06/23/2045	252	257

Bayer U.S. Finance LLC
4.375% due 12/15/2028	800	766
4.875% due 06/25/2048	400	361

Becton Dickinson and Co.
2.675% due 12/15/2019	2,987	2,959

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BHP Billiton Finance USA Ltd.
5.000% due 09/30/2043	$622	$679

Booking Holdings, Inc.
3.550% due 03/15/2028	1,000	939

BorgWarner, Inc.
3.375% due 03/15/2025	150	147

Broadcom Corp.
2.375% due 01/15/2020	400	395
3.000% due 01/15/2022	400	385
3.625% due 01/15/2024	400	379
3.875% due 01/15/2027	400	360

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	2,345	2,662

Cardinal Health, Inc.
2.616% due 06/15/2022	1,350	1,302

Caterpillar, Inc.
3.803% due 08/15/2042	1,488	1,389

CBS Corp.
2.500% due 02/15/2023	1,276	1,203
2.900% due 01/15/2027	150	133

Celgene Corp.
4.350% due 11/15/2047	950	804

Cenovus Energy, Inc.
5.400% due 06/15/2047	1,092	947
6.750% due 11/15/2039	218	214

Charter Communications Operating LLC
4.908% due 07/23/2025	4,665	4,643
5.750% due 04/01/2048	400	376

Chevron Corp.
2.100% due 05/16/2021	2,256	2,213

China Resources Gas Group Ltd.
4.500% due 04/05/2022	600	614

Cimarex Energy Co.
4.375% due 06/01/2024	779	776

Comcast Corp.
3.125% due 07/15/2022	3,017	3,010
3.150% due 03/01/2026	2,373	2,274
3.200% due 07/15/2036	600	518
3.600% due 03/01/2024	743	745
4.250% due 10/15/2030	800	811

Conagra Brands, Inc.
4.850% due 11/01/2028	800	789
5.300% due 11/01/2038	1,040	987
5.400% due 11/01/2048	500	463

Concho Resources, Inc.
4.300% due 08/15/2028	800	785
4.875% due 10/01/2047	1,669	1,595

Constellation Brands, Inc.
4.100% due 02/15/2048	400	339

Continental Resources, Inc.
4.500% due 04/15/2023	250	246

Corning, Inc.
5.750% due 08/15/2040	235	256

Cox Communications, Inc.
3.350% due 09/15/2026	100	92

CRH America Finance, Inc.
3.400% due 05/09/2027	300	276

CSX Corp.
3.800% due 11/01/2046	780	691
6.220% due 04/30/2040	125	149

CVS Health Corp.
3.125% due 03/09/2020	2,680	2,675
3.375% due 08/12/2024	2,700	2,622
5.050% due 03/25/2048	1,875	1,833
5.125% due 07/20/2045	569	557

D.R. Horton, Inc.
4.000% due 02/15/2020	600	601

Dell International LLC
5.450% due 06/15/2023	400	407
6.020% due 06/15/2026	1,811	1,823
8.100% due 07/15/2036	400	433
8.350% due 07/15/2046	600	652

Delta Air Lines, Inc.
4.375% due 04/19/2028	800	769

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	47

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Telekom International Finance BV
3.600% due 01/19/2027	$2,850	$2,694

Dolphin Energy Ltd. LLC
5.500% due 12/15/2021	600	626

Dominion Energy Gas Holdings LLC
3.600% due 12/15/2024	1,362	1,355

Dow Chemical Co.
3.000% due 11/15/2022	1,714	1,664
5.250% due 11/15/2041	491	492

Eaton Corp.
2.750% due 11/02/2022	618	602

eBay, Inc.
4.000% due 07/15/2042	1,419	1,061

Ecopetrol S.A.
5.375% due 06/26/2026	1,525	1,538

Eli Lilly & Co.
2.750% due 06/01/2025	2,569	2,478

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	600	585

Enbridge, Inc.
2.900% due 07/15/2022	1,351	1,308
3.488% (US0003M + 0.700%) due 06/15/2020 ~	1,150	1,146

Encana Corp.
5.150% due 11/15/2041	30	30

Energy Transfer Operating LP
3.600% due 02/01/2023	3,648	3,518
4.200% due 04/15/2027	400	374
4.650% due 06/01/2021	100	102
4.750% due 01/15/2026	1,040	1,013
5.300% due 04/15/2047	400	354

Eni SpA
4.000% due 09/12/2023	1,040	1,025
4.750% due 09/12/2028	1,010	990

Entergy Louisiana LLC
4.200% due 09/01/2048	1,200	1,189

Enterprise Products Operating LLC
3.750% due 02/15/2025	2,635	2,612
3.950% due 02/15/2027	1,281	1,278
4.850% due 03/15/2044	640	624

Equifax, Inc.
2.300% due 06/01/2021	250	243
7.000% due 07/01/2037	780	896

ERAC USA Finance LLC
3.300% due 12/01/2026	600	565
4.200% due 11/01/2046	600	538

Exxon Mobil Corp.
3.176% due 03/15/2024	963	965

FedEx Corp.
4.550% due 04/01/2046	575	525

Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023	1,390	1,328

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	75	71

General Electric Co.
3.100% due 01/09/2023	75	70
5.500% due 01/08/2020	2,369	2,397
6.875% due 01/10/2039	316	332

General Motors Co.
4.875% due 10/02/2023	1,976	1,982
5.400% due 04/01/2048	600	513

Georgia-Pacific LLC
3.163% due 11/15/2021	2,095	2,077

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	175	172
6.375% due 05/15/2038	1,065	1,342

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	3,157	3,150

Grupo Televisa S.A.B.
5.000% due 05/13/2045	400	352
6.625% due 01/15/2040	600	647

GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,009	1,054

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Halliburton Co.
5.000% due 11/15/2045	$2,390	$2,375

Hess Corp.
5.800% due 04/01/2047	1,430	1,290

Home Depot, Inc.
3.000% due 04/01/2026	1,932	1,870
3.500% due 09/15/2056	100	85
4.250% due 04/01/2046	7	7

IHS Markit Ltd.
4.125% due 08/01/2023	1,040	1,031
4.750% due 08/01/2028	400	391

Intel Corp.
3.700% due 07/29/2025	2,469	2,494

International Business Machines Corp.
4.000% due 06/20/2042	92	84
5.600% due 11/30/2039	29	32

International Flavors & Fragrances, Inc.
4.450% due 09/26/2028	800	814

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	2,405	2,406
5.300% due 09/15/2020	385	396

Kinder Morgan, Inc.
3.050% due 12/01/2019	150	149
5.550% due 06/01/2045	1,706	1,697

KLA-Tencor Corp.
4.650% due 11/01/2024	1,049	1,076

Kraft Heinz Foods Co.
4.375% due 06/01/2046	3,473	2,875
5.200% due 07/15/2045	800	734
6.500% due 02/09/2040	400	427

Kroger Co.
6.150% due 01/15/2020	225	231

Lockheed Martin Corp.
4.090% due 09/15/2052	1,923	1,811

Lowe’s Cos., Inc.
4.650% due 04/15/2042	1,493	1,416

LyondellBasell Industries NV
4.625% due 02/26/2055	400	339

McDonald’s Corp.
4.875% due 12/09/2045	3,854	3,911

Medtronic, Inc.
3.150% due 03/15/2022	3,134	3,127
3.500% due 03/15/2025	2,971	2,963
4.625% due 03/15/2045	1,365	1,436

Merck & Co., Inc.
3.700% due 02/10/2045	1,713	1,652

Microsoft Corp.
2.700% due 02/12/2025	3,008	2,921
4.250% due 02/06/2047	600	632
4.450% due 11/03/2045	2,339	2,490

Moody’s Corp.
2.625% due 01/15/2023	1,230	1,175
4.875% due 02/15/2024	2,202	2,319
5.500% due 09/01/2020	250	259

MPLX LP
4.700% due 04/15/2048	400	348
5.200% due 03/01/2047	400	370

Mylan NV
5.250% due 06/15/2046	450	381

Mylan, Inc.
3.125% due 01/15/2023	100	94
4.550% due 04/15/2028	800	747

Nexen Energy ULC
6.400% due 05/15/2037	600	733

Norfolk Southern Corp.
4.650% due 01/15/2046	2,365	2,423

Northrop Grumman Corp.
3.850% due 04/15/2045	465	413

NXP BV
4.125% due 06/15/2020	1,000	998

ONEOK Partners LP
4.900% due 03/15/2025	997	1,012
5.000% due 09/15/2023	200	206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oracle Corp.
2.800% due 07/08/2021	$2,829	$2,816
4.125% due 05/15/2045	1,721	1,641

Owens Corning
3.400% due 08/15/2026	100	92

Penske Truck Leasing Co. LP
3.400% due 11/15/2026	150	141

PepsiCo, Inc.
2.850% due 02/24/2026	600	574

Pertamina Persero PT
4.300% due 05/20/2023	600	592
6.000% due 05/03/2042	600	600

Petroleos Mexicanos
4.250% due 01/15/2025	465	408
4.875% due 01/24/2022	275	268
6.375% due 01/23/2045	2,335	1,888
6.750% due 09/21/2047	1,350	1,120
6.875% due 08/04/2026	790	770

Pfizer, Inc.
4.400% due 05/15/2044	300	314

Philip Morris International, Inc.
2.750% due 02/25/2026	600	555
3.375% due 08/11/2025	325	316
3.600% due 11/15/2023	555	557

QUALCOMM, Inc.
3.000% due 05/20/2022	575	566
3.450% due 05/20/2025	193	186

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	600	653

Reliance Industries Ltd.
4.125% due 01/28/2025	600	587

Republic Services, Inc.
3.375% due 11/15/2027	1,190	1,143
5.250% due 11/15/2021	245	260

Reynolds American, Inc.
4.450% due 06/12/2025	3,198	3,089

Rio Tinto Finance USA Ltd.
3.750% due 06/15/2025	1,965	1,972

Roche Holdings, Inc.
2.625% due 05/15/2026	1,420	1,345

Rockwell Collins, Inc.
4.800% due 12/15/2043	1,560	1,544

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	4,422	4,557

SASOL Financing USA LLC
6.500% due 09/27/2028	1,500	1,504

Seagate HDD Cayman
4.750% due 06/01/2023	1,040	973
4.750% due 01/01/2025	1,010	897

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	600	592

Sky Ltd.
3.750% due 09/16/2024	256	255

Southern Co.
3.503% (US0003M + 0.700%) due 09/30/2020 ~	1,460	1,456
4.400% due 07/01/2046	600	555

Southern Copper Corp.
6.750% due 04/16/2040	2,600	2,882

Spectra Energy Partners LP
3.451% (US0003M + 0.700%) due 06/05/2020 ~	980	974

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	206	204

Stryker Corp.
2.625% due 03/15/2021	150	148
3.500% due 03/15/2026	600	578
4.375% due 01/15/2020	100	102
4.625% due 03/15/2046	730	737

Target Corp.
3.875% due 07/15/2020	200	203

Tech Data Corp.
3.700% due 02/15/2022	400	393

48	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telefonica Emisiones S.A.
5.462% due 02/16/2021	$125	$130
7.045% due 06/20/2036	1,465	1,675

Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026	3,129	2,894
3.150% due 01/15/2023	100	98

Time Warner Cable LLC
5.000% due 02/01/2020	2,141	2,171

Toyota Industries Corp.
3.566% due 03/16/2028	1,190	1,188

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	165	166

Tyson Foods, Inc.
4.500% due 06/15/2022	4,224	4,317
4.875% due 08/15/2034	1,262	1,226

Union Pacific Corp.
3.799% due 10/01/2051	1,355	1,156

United Technologies Corp.
3.100% due 06/01/2022	4,233	4,148

UnitedHealth Group, Inc.
4.750% due 07/15/2045	3,569	3,790
6.875% due 02/15/2038	315	413

Vale Overseas Ltd.
6.875% due 11/21/2036	1,927	2,213

Valero Energy Corp.
4.350% due 06/01/2028	800	795

Viacom, Inc.
4.250% due 09/01/2023	745	743

Volkswagen Group of America Finance LLC
4.750% due 11/13/2028	1,500	1,456

Walmart, Inc.
3.250% due 10/25/2020	1,400	1,414
3.700% due 06/26/2028	500	508

Walt Disney Co.
4.125% due 06/01/2044	1,636	1,627

Warner Media LLC
3.400% due 06/15/2022	450	444
3.550% due 06/01/2024	3,300	3,192

Western Gas Partners LP
4.650% due 07/01/2026	250	242

Whirlpool Corp.
3.700% due 03/01/2023	200	196
5.150% due 03/01/2043	250	235

Williams Cos., Inc.
5.400% due 03/04/2044	1,254	1,201

Woodside Finance Ltd.
3.700% due 09/15/2026	300	277

Wyeth LLC
5.950% due 04/01/2037	600	724

Yara International ASA
4.750% due 06/01/2028	800	799

Zoetis, Inc.
3.900% due 08/20/2028	800	786

		291,774

UTILITIES 11.3%

Acwa Power Management And Investments One Ltd.
5.950% due 12/15/2039	600	566

American Water Capital Corp.
3.850% due 03/01/2024	623	637

Appalachian Power Co.
7.000% due 04/01/2038	455	574

AT&T, Inc.
3.800% due 03/01/2024	600	595
4.100% due 02/15/2028	1,291	1,244
4.125% due 02/17/2026	2,840	2,779
4.300% due 02/15/2030	630	597
4.450% due 04/01/2024	800	814
4.800% due 06/15/2044	3,480	3,133
5.150% due 02/15/2050	450	419
5.650% due 02/15/2047	325	326

Atmos Energy Corp.
4.150% due 01/15/2043	580	558

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	$321	$384

BG Energy Capital PLC
5.125% due 10/15/2041	115	119

Black Hills Corp.
3.150% due 01/15/2027	250	235
4.200% due 09/15/2046	100	93

BP Capital Markets America, Inc.
3.937% due 09/21/2028	600	603
4.234% due 11/06/2028	800	825

CNOOC Finance Ltd.
3.000% due 05/09/2023	2,445	2,363
3.875% due 05/02/2022	450	454

Commonwealth Edison Co.
4.000% due 03/01/2048	800	775

Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	640	588

Consumers Energy Co.
3.125% due 08/31/2024	1,585	1,566

Delmarva Power & Light Co.
3.500% due 11/15/2023	1,722	1,732

DTE Electric Co.
3.650% due 03/15/2024	2,080	2,124

Duke Energy Corp.
3.750% due 09/01/2046	100	87
3.950% due 10/15/2023	300	303

Duke Energy Ohio, Inc.
3.800% due 09/01/2023	3,665	3,755

E.ON International Finance BV
6.650% due 04/30/2038	1,490	1,751

Electricite de France S.A.
4.600% due 01/27/2020	325	330
4.875% due 01/22/2044	1,655	1,500

Enable Midstream Partners LP
4.950% due 05/15/2028	800	759

Enel Finance International NV
6.000% due 10/07/2039	2,435	2,424

Entergy Corp.
4.000% due 07/15/2022	1,180	1,191
5.125% due 09/15/2020	250	255

Exelon Corp.
3.950% due 06/15/2025	575	569
4.450% due 04/15/2046	600	574

Exelon Generation Co. LLC
5.600% due 06/15/2042	600	590

FirstEnergy Corp.
2.850% due 07/15/2022	1,140	1,112
7.375% due 11/15/2031	2,377	3,012

Florida Power & Light Co.
4.125% due 02/01/2042	100	101

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,420	1,486

Indiana Michigan Power Co.
4.250% due 08/15/2048	800	791

Kentucky Utilities Co.
5.125% due 11/01/2040	100	113

KeySpan Gas East Corp.
2.742% due 08/15/2026	600	560

MidAmerican Energy Co.
3.500% due 10/15/2024	3,397	3,456

ONEOK, Inc.
4.550% due 07/15/2028	800	794

Pacific Gas & Electric Co.
3.500% due 10/01/2020	255	244
4.750% due 02/15/2044	2,212	1,831
5.800% due 03/01/2037	205	191

Pennsylvania Electric Co.
5.200% due 04/01/2020	70	72

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	620	617

Plains All American Pipeline LP
4.500% due 12/15/2026	600	579
5.150% due 06/01/2042	575	519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shell International Finance BV
3.875% due 11/13/2028	$1,500	$1,544
4.000% due 05/10/2046	600	582
4.375% due 03/25/2020	180	183
6.375% due 12/15/2038	405	515

Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020	1,090	1,077

Southern California Edison Co.
4.125% due 03/01/2048	1,200	1,141

Southern California Gas Co.
3.150% due 09/15/2024	2,255	2,240

Southern Power Co.
5.150% due 09/15/2041	2,395	2,391

Southwestern Public Service Co.
6.000% due 10/01/2036	1,743	2,067

Verizon Communications, Inc.
3.376% due 02/15/2025	520	505
4.125% due 08/15/2046	400	355
4.400% due 11/01/2034	2,484	2,403
4.522% due 09/15/2048	64	60
4.672% due 03/15/2055	550	508
4.862% due 08/21/2046	1,217	1,202
5.012% due 08/21/2054	702	683

		71,125

Total Corporate Bonds & Notes (Cost $637,270)		611,891

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Bonds
3.000% due 08/15/2048	212	211
3.125% due 05/15/2048	591	604

Total U.S. Treasury Obligations (Cost $797)		815

SOVEREIGN ISSUES 0.3%

Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	550	541
3.125% due 07/25/2027	1,420	1,348

Total Sovereign Issues (Cost $1,952)		1,889

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (c) 1.0%
		6,143

Total Short-Term Instruments (Cost $6,143)		6,143

Total Investments in Securities (Cost $646,162)		620,738

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

MUTUAL FUNDS 0.1%

PIMCO Government Money Market Fund (a)(b)	651,242	651

Total Short-Term Instruments (Cost $651)		651

Total Investments in Affiliates (Cost $651)		651

Total Investments 99.0% (Cost $646,813)		$621,389

Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $769)		45

Other Assets and Liabilities, net 1.0%		5,933

Net Assets 100.0%		$627,367

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	49

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Institutional Class Shares of each Fund.
(b)

Securities with an aggregate market value of $637 were out on loan in exchange for $651 of cash collateral as of December 31, 2018. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	3.100%	12/31/2018	01/02/2019	$5,400	U.S. Treasury Notes 2.500% due 05/15/2024	$(5,524)	$5,400	$5,401
FICC	2.000	12/31/2018	01/02/2019	743	U.S. Treasury Notes 2.875% due 07/31/2025	(759)	743	743

Total Repurchase Agreements						$(6,283)	$6,143	$6,144

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$5,401	$0	$0	$0	$5,401	$(5,524)	$(123)
FICC	743	0	0	0	743	(759)	(16)

Master Securities Lending Agreement
GSC	0	0	0	637	637	(651)	(14)

Total Borrowings and Other Financing Transactions	$6,144	$0	$0	$637

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$637	$0	$0	$0	$637

Total Borrowings	$637	$0	$0	$0	$637

Payable for securities lending transactions					$637

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during ended December 31, 2018 was $(412) at a weighted average interest rate of 1.098%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

50	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2019	87	$	18,471	$125	$12	$0
U.S. Treasury 5-Year Note March Futures	03/2019	43		4,932	79	11	0
U.S. Treasury 30-Year Bond March Futures	03/2019	123		17,958	825	58	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	24		3,856	175	12	(1)

					$1,204	$93	$(1)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2019	167	$	(20,377)	$(484)	$0	$(65)

Total Futures Contracts					$720	$93	$(66)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$50,100	$769	$(469)	$300	$18	$0

Total Swap Agreements					$769	$(469)	$300	$18	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$93	$18	$111	$0	$(66)	$0	$(66)

Cash of $1,834 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	51

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

December 31, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$93	$93
Swap Agreements	0	18	0	0	0	18

	$0	$18	$0	$0	$93	$111

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$66	$66

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(188)	$(188)
Swap Agreements	0	169	0	0	10	179

	$0	$169	$0	$0	$(178)	$(9)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$546	$546
Swap Agreements	0	(403)	0	0	0	(403)

	$0	$(403)	$0	$0	$546	$143

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$248,992	$0	$248,992
Industrials	0	291,774	0	291,774
Utilities	0	71,125	0	71,125
U.S. Treasury Obligations	0	815	0	815
Sovereign Issues	0	1,889	0	1,889
Short-Term Instruments
Repurchase Agreements	0	6,143	0	6,143

	$0	$620,738	$0	$620,738

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	651	0	0	651

Total Investments	$651	$620,738	$0	$621,389

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$93	$18	$0	$111

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(66)	$0	$0	$(66)

Total Financial Derivative Instruments	$27	$18	$0	$45

Totals	$678	$620,756	$0	$621,434

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

52	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	$4,963	$4,930

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	2,400	2,318

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	4,095	4,076

Total Loan Participations and Assignments (Cost $11,398)		11,324

CORPORATE BONDS & NOTES 30.3%

BANKING & FINANCE 21.9%

AerCap Ireland Capital DAC
3.875% due 01/23/2028	2,100	1,837

American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	2,809

American Tower Corp.
3.375% due 10/15/2026	3,300	3,077

Banco Santander Mexico S.A.
4.125% due 11/09/2022	4,300	4,246

Bank of America Corp.
3.093% due 10/01/2025 •	4,400	4,175
3.419% due 12/20/2028 •	20,118	18,826
3.593% due 07/21/2028 •	9,000	8,549
5.875% due 03/15/2028 •(e)	5,300	4,832

Barclays Bank PLC
7.625% due 11/21/2022 (f)	16,900	17,544

BBVA Bancomer S.A.
6.500% due 03/10/2021	6,000	6,240

BGC Partners, Inc.
5.375% due 07/24/2023	5,000	5,078

Blackstone CQP Holdco LP
6.000% due 08/18/2021	7,800	7,850

BNP Paribas S.A.
4.400% due 08/14/2028	700	685

BPCE S.A.
5.700% due 10/22/2023	6,600	6,846

Brixmor Operating Partnership LP
3.650% due 06/15/2024	7,000	6,806

Charles Schwab Corp.
5.000% due 12/01/2027 •(e)	5,500	4,628

CIT Group, Inc.
4.750% due 02/16/2024	4,000	3,855

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019	3,871	4,043

Citigroup, Inc.
3.668% due 07/24/2028 •	5,000	4,731
3.887% due 01/10/2028 •	10,000	9,629
5.500% due 09/13/2025	4,000	4,205

Cooperatieve Rabobank UA
3.875% due 09/26/2023	6,150	6,175

Credit Suisse AG
6.500% due 08/08/2023 (f)	15,400	16,103

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025	10,000	9,580

Crown Castle International Corp.
4.450% due 02/15/2026	5,200	5,187

Deutsche Bank AG
3.375% due 05/12/2021	13,100	12,649
4.250% due 10/14/2021	3,000	2,935

EPR Properties
4.500% due 06/01/2027	4,300	4,154

Farmers Insurance Exchange
4.747% due 11/01/2057 •	2,000	1,774

Ford Motor Credit Co. LLC
5.875% due 08/02/2021	3,900	4,002

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •	7,100	6,609
3.850% due 01/26/2027	13,000	12,247

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	$5,000	$4,771

Hampton Roads PPV LLC
6.621% due 06/15/2053	35,651	36,532

Healthcare Trust of America Holdings LP
3.750% due 07/01/2027	4,600	4,390

Hospitality Properties Trust
3.950% due 01/15/2028	3,000	2,710
4.250% due 02/15/2021	2,200	2,207
4.375% due 02/15/2030	1,300	1,194

HSBC Holdings PLC
4.250% due 03/14/2024	6,000	5,961
4.250% due 08/18/2025	7,200	7,001
4.583% due 06/19/2029 •	5,300	5,263

Hudson Pacific Properties LP
3.950% due 11/01/2027	900	839

JPMorgan Chase & Co.
3.782% due 02/01/2028 •	19,000	18,473
6.100% due 10/01/2024 •(e)	7,000	6,965

Lloyds Bank PLC
12.000% due 12/16/2024 •(e)	6,600	7,752

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(e)(f)	5,000	4,839

Mid-America Apartments LP
4.000% due 11/15/2025	7,500	7,487

MMcapS Funding Ltd.
3.112% (US0003M + 0.290%) due 12/26/2039 ~	826	771

Morgan Stanley
4.000% due 07/23/2025	27,500	27,165

Nordea Bank Abp
6.125% due 09/23/2024 •(e)(f)	550	518

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028 (g)	3,350	3,290

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	7,701

Physicians Realty LP
4.300% due 03/15/2027	2,000	1,946

Preferred Term Securities Ltd.
3.088% (US0003M + 0.300%) due 03/22/2037 ~	3,080	2,832

Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •	5,000	4,911
8.625% due 08/15/2021 •(e)(f)	3,000	3,113

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	2,900	2,754
3.823% due 11/03/2028 •	5,000	4,529

Springleaf Finance Corp.
6.125% due 05/15/2022	4,500	4,386
8.250% due 12/15/2020	5,500	5,706

State Street Corp.
5.625% due 12/15/2023 •(e)	5,000	4,731

UBS AG
7.625% due 08/17/2022 (f)	13,950	14,892

UDR, Inc.
3.500% due 07/01/2027	2,400	2,289

Washington Prime Group LP
3.850% due 04/01/2020	1,900	1,872

Wells Fargo & Co.
3.584% due 05/22/2028 •	15,000	14,425

		436,121

INDUSTRIALS 7.1%

Andeavor Logistics LP
4.250% due 12/01/2027	4,200	3,974

AP Moller - Maersk A/S
3.750% due 09/22/2024	2,500	2,431

Arrow Electronics, Inc.
3.250% due 09/08/2024	5,000	4,664
3.875% due 01/12/2028	2,500	2,283

Bacardi Ltd.
4.450% due 05/15/2025	5,000	4,942

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Campbell Soup Co.
3.650% due 03/15/2023	$3,400	$3,319

Charter Communications Operating LLC
4.908% due 07/23/2025	4,600	4,578

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027	4,000	3,819
4.500% due 09/16/2025	3,500	3,553

CVS Health Corp.
4.100% due 03/25/2025	10,000	9,926

Dell International LLC
5.450% due 06/15/2023	4,000	4,074

Ecopetrol S.A.
5.875% due 09/18/2023	5,000	5,225

Energy Transfer Operating LP
5.200% due 02/01/2022	2,275	2,338

Energy Transfer Partners LP
4.500% due 11/01/2023	5,000	5,007
5.000% due 10/01/2022	2,500	2,553

ERAC USA Finance LLC
3.800% due 11/01/2025	900	884

General Electric Co.
5.000% due 01/21/2021 •(e)	6,000	4,598

Kinder Morgan Energy Partners LP
4.300% due 05/01/2024 (g)	850	851
6.850% due 02/15/2020	1,100	1,139

Kinder Morgan, Inc.
5.625% due 11/15/2023	2,000	2,118

Kraft Heinz Foods Co.
3.950% due 07/15/2025	5,000	4,848

Magellan Health, Inc.
4.400% due 09/22/2024	5,500	5,182

Marvell Technology Group Ltd.
4.200% due 06/22/2023	3,000	2,994

New York and Presbyterian Hospital
4.763% due 08/01/2116	3,000	2,975

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	5,114	5,025

QVC, Inc.
4.450% due 02/15/2025	1,250	1,154

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025	2,000	2,080

Sands China Ltd.
4.600% due 08/08/2023	6,600	6,573

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	6,500	6,394

Sunoco Logistics Partners Operations LP
5.950% due 12/01/2025	2,300	2,403

Syngenta Finance NV
4.441% due 04/24/2023	5,400	5,209

Tech Data Corp.
4.950% due 02/15/2027	2,420	2,276

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	5,500	4,742

Wabtec Corp.
4.700% due 09/15/2028	4,600	4,325

Wesleyan University
4.781% due 07/01/2116	3,248	3,336

Western Gas Partners LP
3.950% due 06/01/2025	7,547	7,123

ZF North America Capital, Inc.
4.500% due 04/29/2022	2,800	2,737

		141,652

UTILITIES 1.3%

AT&T, Inc.
4.300% due 02/15/2030	4,163	3,945

Enable Midstream Partners LP
3.900% due 05/15/2024	2,750	2,641

FirstEnergy Corp.
3.900% due 07/15/2027	6,000	5,825

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	4,450	4,336

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	53

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	$1,426	$1,377

Plains All American Pipeline LP
3.600% due 11/01/2024	6,762	6,443

		24,567

Total Corporate Bonds & Notes (Cost $612,440)		602,340

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 0.4%

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,000	2,920

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	2,109

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	2,100	2,168

		7,197

FLORIDA 0.4%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	8,017

ILLINOIS 0.4%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,800	7,548

NEW JERSEY 0.1%

New Jersey Economic Development Authority Revenue Notes, Series 2017
3.520% due 07/01/2020	500	502
3.650% due 07/01/2021	500	503
3.800% due 07/01/2022	1,000	1,008

		2,013

SOUTH DAKOTA 0.4%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	8,000	8,029

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,700	2,745

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,605	3,540

Total Municipal Bonds & Notes (Cost $38,095)		39,089

U.S. GOVERNMENT AGENCIES 50.6%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	230	198
0.564% due 08/25/2022 ~(a)	15,610	259
2.500% due 03/25/2033	2	2
3.000% due 03/25/2033 - 04/25/2043	10	8
3.491% due 05/25/2042 •	206	192
3.494% due 09/25/2042 •(a)	69,013	11,958
3.500% due 04/01/2032 - 05/01/2047	32,368	32,507
3.500% due 12/01/2047 (g)	55,739	55,778
3.700% due 12/01/2028 •	230	231

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.914% due 04/25/2040 •(a)	$88	$11
4.000% due 12/01/2020 - 10/01/2048	167,057	170,930
4.110% due 01/01/2037 •	17	17
4.190% due 04/01/2036 •	18	19
4.498% due 09/01/2034 •	47	50
4.500% due 03/01/2019 - 06/01/2051	30,812	32,156
4.585% due 10/01/2035 •	4	4
4.694% due 05/25/2036 •(a)	1,908	324
4.750% due 09/01/2033	146	152
4.780% due 11/01/2035 •	11	11
5.000% due 02/01/2019 - 11/01/2039	2,534	2,599
5.500% due 09/01/2027 - 04/01/2039	1,633	1,692
6.000% due 05/25/2031 - 09/01/2037	2,616	2,787
6.500% due 01/01/2036 - 05/01/2038	129	139
7.000% due 10/01/2020 - 11/01/2038	1,060	1,098
7.500% due 10/01/2021 - 10/01/2037	347	368
12.915% due 01/25/2036 •	335	395
21.948% due 07/25/2023 •	10	12

Fannie Mae, TBA
3.500% due 02/01/2049	47,000	46,979

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	948	848
1.689% due 06/15/2040 ~(a)	23,791	1,185
2.575% due 05/15/2041 •	2,789	2,535
2.949% due 06/15/2042 •	2,040	1,824
3.000% due 01/01/2043 - 04/01/2043	21	19
3.500% due 12/15/2028 (a)	3,519	263
3.500% due 10/01/2041 - 11/01/2047	185,346	185,588
4.000% due 09/01/2033 - 09/01/2048	154,929	158,146
4.000% due 09/01/2047 (g)	132,698	135,371
4.375% due 10/01/2036 •	2	2
4.465% due 12/01/2031 •	120	126
4.467% due 07/01/2036 •	26	27
4.500% due 02/01/2034 - 02/01/2045	9,991	10,424
4.740% due 11/01/2023 •	1	1
4.990% due 01/15/2041 •	5,689	6,006
5.000% due 03/01/2033 - 07/15/2041	770	821
5.000% due 08/15/2039 (a)	154	9
5.250% due 04/15/2033	44	48
5.500% due 01/01/2023 - 10/01/2037	2,211	2,339
6.000% due 02/01/2033 - 08/01/2037	234	248
6.500% due 01/01/2037 - 07/01/2037	30	32
8.500% due 12/01/2022 - 03/01/2023	34	34
9.000% due 12/01/2025 - 11/01/2030	18	20
9.500% due 01/01/2025	11	11
10.000% due 02/01/2019 - 04/01/2025	21	21
12.883% due 10/15/2023 •	133	152
12.911% due 05/15/2033 •	72	95

Freddie Mac, TBA
3.500% due 01/01/2049	6,000	5,999

Ginnie Mae
3.114% due 05/20/2066 •	5,725	5,800
3.464% due 03/20/2066 •	3,819	3,923
3.500% due 12/20/2040 - 03/20/2047	27,150	27,330
4.000% due 09/20/2040 - 06/15/2047	60,465	62,494
4.500% due 08/20/2038 - 02/20/2047	4,279	4,415
4.750% due 01/20/2035	39	43

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 03/20/2034 - 05/20/2047	$1,233	$1,275
5.500% due 04/16/2034 - 11/20/2038	91	99
6.000% due 08/20/2038 - 02/20/2039	103	107
6.500% due 12/20/2038	28	29
10.000% due 12/15/2019	3	3

Ginnie Mae, TBA
3.000% due 02/01/2049	16,000	15,736

Tennessee Valley Authority
4.250% due 09/15/2065	10,000	11,437

Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (d)	2,500	1,232

Total U.S. Government Agencies (Cost $1,030,290)		1,006,993

U.S. TREASURY OBLIGATIONS 8.5%

U.S. Treasury Bonds
3.375% due 11/15/2048 (g)	35,000	37,500

U.S. Treasury Notes
3.000% due 10/31/2025 (g)	88,000	90,332
3.125% due 11/15/2028 (g)	40,800	42,356

Total U.S. Treasury Obligations (Cost $162,441)		170,188

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

American Home Mortgage Investment Trust
4.385% due 09/25/2045 •	18	17

Banc of America Funding Trust
2.455% due 08/27/2036 ~	8,335	7,238

Banc of America Mortgage Trust
4.746% due 10/25/2034 ~	387	388

BCAP LLC Trust
2.656% due 05/25/2047 ^•	4,249	3,938

Bear Stearns ALT-A Trust
3.146% due 04/25/2034 •	39	39

Civic Mortgage LLC
3.892% due 06/25/2022 Ø	2,746	2,742

Countrywide Alternative Loan Trust
5.500% due 08/25/2035	714	685
5.500% due 12/25/2035	1,426	1,321

Countrywide Home Loan Mortgage Pass-Through Trust
3.046% due 03/25/2035 •	147	141
3.879% due 03/20/2036 ~	1,336	1,245

Countrywide Home Loan Reperforming REMIC Trust
2.846% due 01/25/2036 •	3,216	3,159

Credit Suisse First Boston Mortgage Securities Corp.
3.156% due 11/25/2031 •	40	36
4.356% due 11/25/2034 ~	45	46

Credit Suisse Mortgage Capital Certificates
6.000% due 05/27/2036	7	7
6.000% due 07/25/2037 ^	1,243	1,111

Great Hall Mortgages PLC
2.931% due 06/18/2039 •	3,193	3,077

GSMPS Mortgage Loan Trust
2.856% due 01/25/2036 •	3,279	2,912

GSR Mortgage Loan Trust
4.354% due 01/25/2036 ~	3,105	3,086
4.464% due 11/25/2035 ~	25	25
4.680% due 09/25/2034 ~	322	330

HarborView Mortgage Loan Trust
3.010% due 03/19/2035 •	2,404	2,326

HomeBanc Mortgage Trust
2.836% due 10/25/2035 •	1,812	1,814

Impac Secured Assets Trust
2.676% due 01/25/2037 •	2,137	2,065

JPMorgan Alternative Loan Trust
4.330% due 12/25/2035 ^~	981	857

JPMorgan Mortgage Trust
4.101% due 07/25/2035 ~	43	44
6.000% due 08/25/2037 ^	1,334	1,054
6.500% due 01/25/2036 ^	7,698	6,048

54	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Resecuritization Trust
4.008% due 07/27/2037 ~	$27	$27

Lehman XS Trust
2.696% due 11/25/2046 •	5,260	4,927
3.157% due 11/25/2035 •	98	99

MASTR Adjustable Rate Mortgages Trust
2.199% due 04/25/2034 ~	1,516	1,455
4.002% due 03/25/2035 ~	1,940	1,918

Merrill Lynch Mortgage Investors Trust
3.066% due 07/25/2029 •	599	575
4.068% due 05/25/2029 ~	25	25

Morgan Stanley Capital Trust
3.402% due 07/13/2029 ~	5,030	5,032

Morgan Stanley Mortgage Loan Trust
4.293% due 06/25/2036 ~	6,717	6,873

RBSGC Mortgage Loan Trust
2.886% due 12/25/2034 •	2,264	1,996

Residential Asset Securitization Trust
3.056% due 08/25/2033 •	44	41
5.500% due 08/25/2034	2,309	2,351

Sequoia Mortgage Trust
2.820% due 07/20/2033 •	44	42
3.027% due 02/20/2035 •	1,222	1,212

Thornburg Mortgage Securities Trust
2.636% due 06/25/2037 •	428	412
4.270% due 10/25/2046 •	3,570	3,556

WaMu Mortgage Pass-Through Certificates Trust
2.579% due 10/25/2046 •	2,387	2,285

Wells Fargo Mortgage-Backed Securities Trust
4.844% due 12/28/2037 ~	4,608	4,487
5.750% due 02/25/2037	2,520	2,362

Total Non-Agency Mortgage-Backed Securities (Cost $84,503)		85,426

ASSET-BACKED SECURITIES 14.4%

AASET Trust
3.967% due 05/16/2042	4,320	4,315

AASET U.S. Ltd.
3.844% due 01/16/2038	4,553	4,571

Adams Mill CLO Ltd.
3.536% due 07/15/2026 •	1,310	1,308

ALESCO Preferred Funding Ltd.
3.154% due 12/23/2036 •	2,559	2,378
3.574% due 09/23/2038 •	3,289	3,090

Allegro CLO Ltd.
3.740% due 01/30/2026 •	2,728	2,729

Apidos CLO
3.430% due 01/19/2025 •	3,532	3,525

Argent Securities Trust
2.696% due 03/25/2036 •	5,058	4,526

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.736% due 01/25/2036 •	2,143	1,987

Asset-Backed Funding Certificates Trust
2.746% due 09/25/2036 •	3,913	3,598

Asset-Backed Securities Corp. Home Equity Loan Trust
5.680% due 08/15/2032 •	605	586

Avery Point CLO Ltd.
3.565% due 01/18/2025 •	4,342	4,338

Bayview Koitere Fund Trust
3.623% due 03/28/2033 Ø	2,049	2,052

Bayview Opportunity Master Fund Trust
3.352% due 11/28/2032 Ø	1,319	1,317
3.672% due 03/28/2033 Ø	429	430
3.721% due 02/28/2033 Ø	2,572	2,562
3.844% due 04/28/2033 Ø	2,663	2,674
4.090% due 05/28/2033 Ø	3,140	3,145

Black Diamond CLO Ltd.
3.499% due 02/06/2026 •	3,274	3,270

BlueMountain CLO Ltd.
3.945% due 07/18/2027 •	1,700	1,666

BSPRT Issuer Ltd.
3.805% due 06/15/2027 •	869	870

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Business Jet Securities LLC
4.335% due 02/15/2033	$3,990	$4,015
4.447% due 06/15/2033	5,425	5,487

Carrington Mortgage Loan Trust
2.666% due 10/25/2036 •	4,054	3,010
3.556% due 05/25/2035 •	5,100	4,979

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	1,929	1,960

Cent CLO Ltd.
4.086% due 10/15/2026 •	2,000	1,962

CIT Mortgage Loan Trust
3.856% due 10/25/2037 •	3,420	3,465

Citigroup Mortgage Loan Trust
6.164% due 05/25/2036 Ø	5,687	3,233

Citigroup Mortgage Loan Trust, Inc.
2.766% due 03/25/2037 •	421	380

Countrywide Asset-Backed Certificates
2.726% due 09/25/2037 ^•	3,870	3,265
3.781% due 10/25/2034 •	361	357

EFS Volunteer LLC
3.386% due 07/26/2027 •	69	69

EMC Mortgage Loan Trust
3.606% due 08/25/2040 •	1,859	1,805

First Franklin Mortgage Loan Asset-Backed Certificates
3.331% due 05/25/2034 •	3,407	3,357

Flagship CLO Ltd.
3.286% due 01/16/2026 •	7,000	6,974

GSAA Trust
2.726% (US0001M + 0.220%) due 03/25/2047 ~	4,324	2,463

Halcyon Loan Advisors Funding Ltd.
3.569% due 10/22/2025 •	7,000	6,987

Home Equity Mortgage Loan Asset-Backed Trust
2.746% due 11/25/2036 •	7,515	5,885

ICG U.S. CLO Ltd.
3.286% due 01/16/2028 •	7,600	7,555

JPMorgan Mortgage Acquisition Corp.
2.896% due 05/25/2035 •	6,000	5,946

JPMorgan Mortgage Acquisition Trust
2.806% due 07/25/2036 •	1,510	1,421

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	4,813	4,821

Lehman XS Trust
2.676% due 12/25/2036 •	2,453	2,349

Long Beach Mortgage Loan Trust
3.406% due 06/25/2035 •	6,225	6,242

Loomis Sayles CLO Ltd.
3.336% due 04/15/2028 •	5,500	5,427

M360 Advisors LLC
4.395% due 07/24/2028	6,200	6,226

Merrill Lynch Mortgage Investors Trust
4.190% due 02/25/2037 ^Ø	13,708	2,776

METAL LLC
4.581% due 10/15/2042	4,879	4,924

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	33	36

Mid-State Trust
6.340% due 12/15/2036	4,918	5,234

Morgan Stanley ABS Capital, Inc. Trust
2.646% due 05/25/2037 •	199	176
2.756% due 07/25/2036 •	1,969	1,023
3.756% due 07/25/2037 •	3,420	3,179

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^Ø	3,681	2,012

Mountain View CLO Ltd.
3.236% due 10/15/2026 •	6,200	6,189

OHA Loan Funding Ltd.
3.827% due 01/23/2027 •	9,050	9,052

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 Ø	692	377
6.120% due 11/25/2036 Ø	1,219	723

Residential Asset Mortgage Products Trust
4.531% due 03/25/2032 •	1,274	1,253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
4.620% due 10/25/2034 ~	$78	$76

S-Jets Ltd.
3.967% due 08/15/2042	5,922	5,982

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	4,688	4,699

Saxon Asset Securities Trust
3.110% due 03/25/2035 ^•	1,754	1,713
4.256% due 12/25/2037 •	1,348	1,345

Securitized Asset-Backed Receivables LLC Trust
2.796% due 12/25/2035 •	4,997	4,885

SLM Student Loan Trust
3.240% due 04/25/2023 •	3,920	3,887
3.390% due 07/25/2023 •	6,182	6,194
3.990% due 04/25/2023 •	7,577	7,685
4.190% due 07/25/2023 •	5,250	5,338

Sprite Ltd.
4.250% due 12/15/2037	6,456	6,414

Structured Asset Investment Loan Trust
3.211% due 03/25/2034 •	4,861	4,799

TICP CLO Ltd.
3.309% due 04/20/2028 •	8,700	8,589

Tralee CLO Ltd.
3.499% due 10/20/2027 •	8,000	7,967

Venture CLO Ltd.
3.316% due 04/15/2027 •	9,000	8,906

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø	5,375	5,339
3.250% due 06/25/2047 Ø	4,203	4,193

WaMu Asset-Backed Certificates WaMu Trust
2.731% due 05/25/2037 •	3,827	3,613

Whitehorse Ltd.
3.609% due 07/17/2026 •	3,389	3,384

Total Asset-Backed Securities (Cost $281,768)		286,539

SOVEREIGN ISSUES 0.9%

Mexico Government International Bond
5.750% due 10/12/2110	4,000	3,775

Qatar Government International Bond
3.875% due 04/23/2023	4,000	4,052

Saudi Government International Bond
4.000% due 04/17/2025	9,500	9,436

Total Sovereign Issues (Cost $17,608)		17,263

SHORT-TERM INSTRUMENTS 0.0%

U.S. TREASURY BILLS 0.0%
2.353% due 01/03/2019 - 03/14/2019 (c)(d)(g)(j)	702	701

Total Short-Term Instruments (Cost $700)		701

Total Investments in Securities (Cost $2,239,243)		2,219,863

Total Investments 111.6% (Cost $2,239,243)		$2,219,863

Financial Derivative Instruments (h)(i) (0.0)% (Cost or Premiums, net $(2,990))		(714)

Other Assets and Liabilities, net (11.6)%		(229,871)

Net Assets 100.0%		$1,989,278

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	55

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BCY	1.750%	12/24/2018	TBD	(2)	$(2,346)	$(2,347)
BOS	2.750	12/14/2018	01/14/2019		(4,175)	(4,181)
JPS	3.050	12/28/2018	01/04/2019		(27,820)	(27,832)
RCY	2.500	11/27/2018	01/09/2019		(87,033)	(87,251)
	2.750	12/13/2018	01/14/2019		(21,876)	(21,909)

Total Reverse Repurchase Agreements						$(143,520)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
GSC	2.750%	12/18/2018	01/02/2019	$(69,724)	$(69,803)
UBS	2.420	10/17/2018	01/17/2019	(69,646)	(70,007)

Total Sale-Buyback Transactions					$(139,810)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.8)%
Fannie Mae, TBA	3.000%	01/01/2049	$16,000	$(15,263)	$(15,614)

Total Short Sales (0.8)%				$(15,263)	$(15,614)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(2,347)	$0	$0	$(2,347)	$2,584	$237
BOS	0	(4,181)	0	0	(4,181)	4,381	200
JPS	0	(27,832)	0	0	(27,832)	27,857	25
RCY	0	(109,160)	0	0	(109,160)	110,212	1,052

56	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Master Securities Forward Transaction Agreement
GSC	$0	$0	$(69,803)	$0	$(69,803)	$69,903	$100
UBS	0	0	(70,007)	0	(70,007)	71,529	1,522

Total Borrowings and Other Financing Transactions	$0	$(143,520)	$(139,810)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,347)	$(2,347)
U.S. Government Agencies	0	(26,090)	0	0	(26,090)
U.S. Treasury Obligations	0	(115,083)	0	0	(115,083)

Total	$0	$(141,173)	$0	$(2,347)	$(143,520)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(139,810)	0	0	(139,810)

Total	$0	$(139,810)	$0	$0	$(139,810)

Total Borrowings	$0	$(280,983)	$0	$(2,347)	$(283,330)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(283,330)

(g)	Securities with an aggregate market value of $289,080 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(236,067) at a weighted average interest rate of 2.231%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(70) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	06/20/2022	1.689%	$10,100	$1,710	$(617)	$1,093	$0	$(19)
General Electric Co.	1.000	Quarterly	06/20/2023	1.989	15,000	14	(601)	(587)	0	0
General Motors Co.	5.000	Quarterly	06/20/2022	1.343	6,000	988	(260)	728	0	(12)
Navient Corp.	5.000	Quarterly	06/20/2022	4.648	6,000	392	(317)	75	0	(23)

						$3,104	$(1,795)	$1,309	$0	$(54)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$1,500	$(69)	$14	$(55)	$1	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	9,100	(428)	3	(425)	7	0

					$(497)	$17	$(480)	$8	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	57

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	Semi-Annual	06/20/2020	$273,000	$(5,078)	$1,149	$(3,929)	$0	$(10)

Total Swap Agreements						$(2,471)	$(629)	$(3,100)	$8	$(64)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$8	$8	$0	$0	$(64)	$(64)

Cash of $15,259 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability

CBK	01/2019	EUR	354	$403	$0	$(3)

Total Forward Foreign Currency Contracts					$0	$(3)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	03/20/2019	$29,500	$(33)	$(50)
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019	28,000	(48)	(47)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	4,000	(7)	(8)
JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019	35,000	(63)	(95)
MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019	10,000	(19)	(16)

Total Written Options						$(170)	$(216)

58	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
CBK	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	1.307%	$4,400	$(57)	$8	$0	$(49)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	200	(1)	(4)	0	(5)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	2.817	5,000	(252)	(34)	0	(286)

FBF	Mexico Government International Bond	1.000	Quarterly	06/20/2022	1.208	1,200	(3)	(5)	0	(8)

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.307	4,700	(48)	(4)	0	(52)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.434	1,000	(9)	(9)	0	(18)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	3.391	500	43	(17)	26	0

HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.434	1,600	(12)	(16)	0	(28)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	700	(9)	(8)	0	(17)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.549	100	(1)	(1)	0	(2)

Total Swap Agreements							$(349)	$(90)	$26	$(465)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$0	$(50)	$0	$(50)	$(50)	$0	$(50)
CBK	0	0	0	0	(3)	(47)	(340)	(390)	(390)	276	(114)
DUB	0	0	0	0	0	0	0	0	0	(50)	(50)
FBF	0	0	0	0	0	0	(8)	(8)	(8)	0	(8)
GST	0	0	26	26	0	(8)	(70)	(78)	(52)	0	(52)
HUS	0	0	0	0	0	0	(45)	(45)	(45)	0	(45)
JPM	0	0	0	0	0	(95)	(2)	(97)	(97)	0	(97)
MYC	0	0	0	0	0	(16)	0	(16)	(16)	0	(16)

Total Over the Counter	$0	$0	$26	$26	$(3)	$(216)	$(465)	$(684)

(j)

Securities with an aggregate market value of $276 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	59

Schedule of Investments PIMCO Active Bond Exchange-Traded Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$8	$0	$0	$0	$8

Over the counter
Swap Agreements	$0	$26	$0	$0	$0	$26

	$0	$34	$0	$0	$0	$34

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$54	$0	$0	$10	$64

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3
Written Options	0	216	0	0	0	216
Swap Agreements	0	465	0	0	0	465

	$0	$681	$0	$3	$0	$684

	$0	$735	$0	$3	$10	$748

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(57)	$(57)
Swap Agreements	0	1,144	0	0	(1,291)	(147)

	$0	$1,144	$0	$0	$(1,348)	$(204)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(30)	$0	$(30)
Written Options	0	26	0	0	97	123
Swap Agreements	0	128	0	0	0	128

	$0	$154	$0	$(30)	$97	$221

	$0	$1,298	$0	$(30)	$(1,251)	$17

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,942)	$0	$0	$1,850	$(92)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50	$0	$50
Written Options	0	(46)	0	0	36	(10)
Swap Agreements	0	(223)	0	0	0	(223)

	$0	$(269)	$0	$50	$36	$(183)

	$0	$(2,211)	$0	$50	$1,886	$(275)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$9,006	$2,318	$11,324
Corporate Bonds & Notes
Banking & Finance	0	436,121	0	436,121

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Industrials	$0	$141,652	$0	$141,652
Utilities	0	24,567	0	24,567
Municipal Bonds & Notes
California	0	7,197	0	7,197

60	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Florida	$0	$8,017	$0	$8,017
Illinois	0	7,548	0	7,548
New Jersey	0	2,013	0	2,013
South Dakota	0	8,029	0	8,029
Texas	0	2,745	0	2,745
West Virginia	0	3,540	0	3,540
U.S. Government Agencies	0	1,006,993	0	1,006,993
U.S. Treasury Obligations	0	170,188	0	170,188
Non-Agency Mortgage-Backed Securities	0	85,426	0	85,426
Asset-Backed Securities	0	286,539	0	286,539
Sovereign Issues	0	17,263	0	17,263
Short-Term Instruments
U.S. Treasury Bills	0	701	0	701

Total Investments	$0	$2,217,545	$2,318	$2,219,863

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(15,614)	$0	$(15,614)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$8	$0	$8
Over the counter	0	26	0	26

	$0	$34	$0	$34

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(64)	0	(64)
Over the counter	0	(684)	0	(684)

	$0	$(748)	$0	$(748)

Total Financial Derivative Instruments	$0	$(714)	$0	$(714)

Totals	$0	$2,201,217	$2,318	$2,203,535

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	61

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 172.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Qatar National Bank SAQ
3.516% (LIBOR03M + 0.900%) due 12/22/2020 ~	$1,000	$992

Total Loan Participations and Assignments (Cost $993)		992

CORPORATE BONDS & NOTES 63.1%

BANKING & FINANCE 28.3%

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	2,000	1,969

AerCap Ireland Capital DAC
4.625% due 10/30/2020	1,300	1,309

Air Lease Corp.
2.500% due 03/01/2021	600	585
2.750% due 01/15/2023	1,300	1,231

Aircastle Ltd.
5.500% due 02/15/2022	1,200	1,229

Ally Financial, Inc.
3.500% due 01/27/2019	1,300	1,300
3.750% due 11/18/2019	100	100
7.500% due 09/15/2020	200	208
8.000% due 03/15/2020	400	415

American International Group, Inc.
2.300% due 07/16/2019	1,000	996

American Tower Corp.
2.250% due 01/15/2022	600	575
2.800% due 06/01/2020	500	496
3.300% due 02/15/2021	400	398
3.450% due 09/15/2021	400	400

Assurant, Inc.
4.072% (US0003M + 1.250%) due 03/26/2021 ~	400	400

Aviation Capital Group LLC
2.875% due 01/20/2022	620	600
4.125% due 08/01/2025	400	389

Axis Bank Ltd.
3.250% due 05/21/2020	700	692

Barclays PLC
2.750% due 11/08/2019	1,500	1,490

BGC Partners, Inc.
5.125% due 05/27/2021	250	252

BOC Aviation Ltd.
2.375% due 09/15/2021	200	193
3.000% due 03/30/2020	450	448
3.000% due 05/23/2022	500	487
3.609% (US0003M + 1.050%) due 05/02/2021 ~	500	502
3.875% due 05/09/2019	400	401

Cantor Fitzgerald LP
6.500% due 06/17/2022	400	424
7.875% due 10/15/2019	1,500	1,544

Citigroup, Inc.
3.437% (US0003M + 0.950%) due 07/24/2023 ~	200	195

CNH Industrial Capital LLC
3.375% due 07/15/2019	1,800	1,787

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	250	248
4.735% (US0003M + 2.290%) due 04/16/2021 ~	500	514

Danske Bank A/S
3.836% (US0003M + 1.060%) due 09/12/2023 ~	1,400	1,348

Five Corners Funding Trust
4.419% due 11/15/2023	400	412

Ford Motor Credit Co. LLC
2.681% due 01/09/2020 (d)	2,000	1,967
5.750% due 02/01/2021	500	510

General Motors Financial Co., Inc.
3.150% due 01/15/2020	1,000	994
3.500% due 07/10/2019	1,500	1,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
3.618% (US0003M + 1.110%) due 04/26/2022 ~	$1,000	$989
4.036% (US0003M + 1.600%) due 07/15/2020 ~	1,000	1,004

Goodman HK Finance
4.375% due 06/19/2024	1,000	1,005

Hartford Financial Services Group, Inc.
5.500% due 03/30/2020	500	513

ICICI Bank Ltd.
3.125% due 08/12/2020	1,465	1,447

Industrial Bank of Korea
2.000% due 04/23/2020	1,000	987

International Lease Finance Corp.
8.250% due 12/15/2020	200	215
8.625% due 01/15/2022	500	556

JPMorgan Chase & Co.
5.990% (US0003M + 3.470%) due 01/30/2019 ~(b)	1,117	1,106

Lloyds Banking Group PLC
3.590% (US0003M + 0.800%) due 06/21/2021 ~	900	891

Mitsubishi UFJ Financial Group, Inc.
3.368% (US0003M + 0.860%) due 07/26/2023 ~(d)	2,000	1,979

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	200	192
3.252% (US0003M + 0.775%) due 07/23/2019 ~	500	501

Mizuho Financial Group, Inc.
3.651% (US0003M + 0.880%) due 09/11/2022 ~	500	497
3.905% (US0003M + 1.480%) due 04/12/2021 ~	400	405
3.919% (US0003M + 1.140%) due 09/13/2021 ~	700	703

Morgan Stanley
3.649% (US0003M + 1.180%) due 01/20/2022 ~	400	399

MUFG Bank Ltd.
2.300% due 03/05/2020	200	198

Nationwide Building Society
6.250% due 02/25/2020	150	155

Natwest Markets PLC
5.625% due 08/24/2020	500	516

Navient Corp.
4.875% due 06/17/2019	138	138
5.000% due 10/26/2020	200	192
5.875% due 03/25/2021	200	192
6.625% due 07/26/2021	200	194
8.000% due 03/25/2020	1,000	1,019

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	1,000	972

ORIX Corp.
2.650% due 04/13/2021	500	488
2.900% due 07/18/2022	500	489
3.200% due 01/19/2022	500	493

QNB Finance Ltd.
2.125% due 09/07/2021	200	191
4.068% (US0003M + 1.450%) due 08/11/2021 ~	600	599

Royal Bank of Scotland Group PLC
4.086% (US0003M + 1.470%) due 05/15/2023 ~	800	777
4.372% (US0003M + 1.550%) due 06/25/2024 ~	580	555

Santander Holdings USA, Inc.
2.650% due 04/17/2020	200	197

Santander UK Group Holdings PLC
2.875% due 08/05/2021	800	773

Santander UK PLC
3.400% due 06/01/2021	1,000	995

SBA Tower Trust
3.156% due 10/10/2045	1,500	1,486

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	$1,000	$1,015

SL Green Operating Partnership LP
3.609% (US0003M + 0.980%) due 08/16/2021 ~	200	199

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	1,510	1,470
3.000% due 07/15/2022	200	194

Springleaf Finance Corp.
5.250% due 12/15/2019	100	101
8.250% due 12/15/2020	950	986

Starwood Property Trust, Inc.
3.625% due 02/01/2021	1,000	965

State Bank of India
3.622% due 04/17/2019	500	501

Synchrony Financial
3.000% due 08/15/2019 (d)	2,000	1,987

WEA Finance LLC
2.700% due 09/17/2019	1,525	1,518

Weyerhaeuser Co.
7.375% due 10/01/2019	950	976

		62,428

INDUSTRIALS 28.6%

Andeavor Logistics LP
5.500% due 10/15/2019	2,000	2,017

Aptiv PLC
3.150% due 11/19/2020	700	695

Arrow Electronics, Inc.
3.500% due 04/01/2022	900	889

BAT Capital Corp.
3.496% (US0003M + 0.880%) due 08/15/2022 ~	1,100	1,079

Bayer U.S. Finance LLC
2.375% due 10/08/2019	200	198
2.375% due 10/08/2019 (d)	1,835	1,821

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	400	387

Broadcom Corp.
2.375% due 01/15/2020	2,000	1,975

Central Nippon Expressway Co. Ltd.
2.849% due 03/03/2022	1,000	985
3.548% (US0003M + 0.810%) due 03/03/2022 •	500	500
3.628% (US0003M + 0.850%) due 09/14/2021 ~	500	502

Charter Communications Operating LLC
3.579% due 07/23/2020	500	500
4.191% (US0003M + 1.650%) due 02/01/2024 ~	500	492
4.464% due 07/23/2022	1,000	1,010

Cigna Corp.
3.750% due 07/15/2023	1,000	998

CNPC General Capital Ltd.
2.750% due 05/14/2019	1,300	1,299

Conagra Brands, Inc.
4.600% due 11/01/2025	500	503

Continental Airlines Pass-Through Trust
7.250% due 05/10/2021	441	453

Cox Communications, Inc.
3.250% due 12/15/2022	300	293

Crown Castle Towers LLC
3.222% due 05/15/2042	800	788

CVS Health Corp.
3.350% due 03/09/2021	800	798

D.R. Horton, Inc.
3.750% due 03/01/2019	1,400	1,400

Daimler Finance North America LLC
2.250% due 03/02/2020 (d)	2,500	2,467

Dell International LLC
3.480% due 06/01/2019	1,500	1,496
4.420% due 06/15/2021	400	400
5.450% due 06/15/2023	500	509

62	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines, Inc.
2.600% due 12/04/2020	$800	$787
3.625% due 03/15/2022	900	881

Deutsche Telekom International Finance BV
1.500% due 09/19/2019	1,375	1,357

DISH DBS Corp.
7.875% due 09/01/2019	1,300	1,330

Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~	300	299

Energy Transfer Operating LP
4.150% due 10/01/2020	500	503

Energy Transfer Partners LP
5.750% due 09/01/2020	200	205

EQT Corp.
8.125% due 06/01/2019	990	1,007

Equifax, Inc.
3.486% (US0003M + 0.870%) due 08/15/2021 ~	800	791
3.600% due 08/15/2021	1,200	1,199

Flex Ltd.
4.625% due 02/15/2020	500	503

Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	1,400	1,416

GATX Corp.
3.302% (US0003M + 0.720%) due 11/05/2021 ~	500	495

General Electric Co.
2.700% due 10/09/2022	400	371
5.000% due 01/21/2021 •(b)	1,200	920
6.000% due 08/07/2019	500	505

General Mills, Inc.
6.610% due 10/15/2022	500	528

Georgia-Pacific LLC
2.539% due 11/15/2019	400	397

Humana, Inc.
2.625% due 10/01/2019	500	498

Hyundai Capital America
1.750% due 09/27/2019	800	790
3.348% (US0003M + 0.940%) due 07/08/2021 ~	700	698

Imperial Brands Finance PLC
2.950% due 07/21/2020	1,700	1,675

Kansas City Southern
3.000% due 05/15/2023	1,100	1,077

KLA-Tencor Corp.
3.375% due 11/01/2019	100	100

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	126	122

Masco Corp.
7.125% due 03/15/2020	39	41

MGM Resorts International
6.750% due 10/01/2020	1,000	1,030
8.625% due 02/01/2019	300	302

Mylan NV
2.500% due 06/07/2019	1,000	995
3.150% due 06/15/2021	1,000	980

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	911	923
6.000% due 04/07/2023	1,000	1,065

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	700	696

Petroleos Mexicanos
8.000% due 05/03/2019	1,500	1,520

Petronas Capital Ltd.
5.250% due 08/12/2019	300	304

QVC, Inc.
3.125% due 04/01/2019	1,100	1,098

Reynolds American, Inc.
4.000% due 06/12/2022	700	693

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	500	515
6.250% due 03/15/2022	500	526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Schaeffler Finance BV
4.750% due 05/15/2023	$300	$289

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	1,700	1,677
2.875% due 09/23/2023	300	284

Sky Ltd.
2.625% due 09/16/2019	900	893

Southern Co.
3.104% (US0003M + 0.490%) due 02/14/2020 ~	400	399

Southwest Airlines Co.
2.750% due 11/06/2019	500	498

Syngenta Finance NV
3.933% due 04/23/2021	1,200	1,184

Takeda Pharmaceutical Co. Ltd.
2.450% due 01/18/2022	1,000	964

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	700	691

Time Warner Cable LLC
5.000% due 02/01/2020	500	507

WestJet Airlines Ltd.
3.500% due 06/16/2021	1,050	1,041

Woodside Finance Ltd.
3.650% due 03/05/2025	100	95
3.700% due 09/15/2026	200	185
4.600% due 05/10/2021	200	202

Woolworths Group Ltd.
4.000% due 09/22/2020	300	302

ZF North America Capital, Inc.
4.000% due 04/29/2020	394	392

		63,199

UTILITIES 6.2%

AT&T, Inc.
3.504% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,081
3.956% (US0003M + 1.180%) due 06/12/2024 ~	300	291

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	200	199

Duke Energy Corp.
3.114% (US0003M + 0.500%) due 05/14/2021 ~	600	597

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	500	529
6.400% due 09/15/2020	200	209

Enel Finance International NV
4.250% due 09/14/2023	200	196

FirstEnergy Corp.
2.850% due 07/15/2022	970	946

NextEra Energy Capital Holdings, Inc.
3.107% (US0003M + 0.400%) due 08/21/2020 ~	500	499
3.257% (US0003M + 0.550%) due 08/28/2021 ~	1,500	1,482

Pennsylvania Electric Co.
5.200% due 04/01/2020	1,000	1,025

Plains All American Pipeline LP
5.750% due 01/15/2020	1,500	1,528

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	500	491
2.500% due 04/28/2020	2,000	1,976

Sprint Capital Corp.
6.900% due 05/01/2019	300	303

Verizon Communications, Inc.
3.716% (US0003M + 1.100%) due 05/15/2025 ~	1,000	970

Vodafone Group PLC
3.426% (US0003M + 0.990%) due 01/16/2024 ~	1,500	1,464

		13,786

Total Corporate Bonds & Notes (Cost $140,996)		139,413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.1%

California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	$210	$210

KANSAS 0.2%

Kansas Development Finance Authority Revenue Notes, Series 2015
2.258% due 04/15/2019	500	499

Total Municipal Bonds & Notes (Cost $710)		709

U.S. GOVERNMENT AGENCIES 14.9%

Fannie Mae
3.500% due 08/01/2047 - 10/01/2047	7,880	7,890
4.000% due 09/01/2039 - 03/01/2047	2,834	2,908
4.000% due 10/01/2048 (d)	4,735	4,833
4.250% due 11/01/2035 - 01/01/2036	347	356
4.750% due 09/01/2034 - 04/01/2036	815	852
5.000% due 04/01/2019 - 09/01/2047	2,434	2,497
5.500% due 06/01/2019 - 09/01/2040	1,706	1,783
6.000% due 05/01/2029 - 01/01/2039	1,183	1,256
6.500% due 09/01/2021 - 12/01/2037	923	1,007

Fannie Mae, TBA
4.000% due 02/01/2049	500	510

Freddie Mac
2.000% due 02/01/2028 - 04/01/2028	12	12
4.500% due 12/01/2019 - 07/01/2021	36	37
5.000% due 07/01/2019 - 03/01/2033	41	43
5.500% due 11/01/2021 - 10/01/2037	283	294
6.000% due 02/01/2028 - 02/01/2033	50	51
6.500% due 07/01/2037 - 02/01/2038	548	590
7.000% due 10/01/2037	86	88
10.500% due 04/01/2019 - 12/01/2020	9	8
11.000% due 06/01/2019 - 10/01/2020	2	1

Ginnie Mae
3.000% due 11/20/2046	216	213
3.455% due 08/16/2039 •	9	10
3.500% due 05/20/2042 - 09/20/2044	741	743
3.700% due 04/15/2042	218	221
3.740% due 03/20/2042 - 07/20/2042	363	367
3.750% due 04/15/2042 - 03/20/2044	297	303
4.000% due 04/20/2040 - 06/20/2043	2,453	2,469
4.500% due 08/20/2038 - 01/20/2042	1,584	1,642
5.000% due 02/20/2039 - 10/20/2047	277	284
5.500% due 03/20/2034 - 08/20/2041	637	656
6.500% due 09/20/2025 - 07/20/2039	147	155
7.000% due 09/15/2024 - 06/20/2039	716	751

Total U.S. Government Agencies (Cost $33,170)		32,830

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	63

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 73.1%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2022	$6,551	$6,340
0.625% due 04/15/2023	5,589	5,499
0.750% due 07/15/2028 (d)	7,455	7,303

U.S. Treasury Notes
2.875% due 10/31/2020 (d)	141,600	142,484

Total U.S. Treasury Obligations (Cost $161,369)		161,626

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

Bear Stearns Adjustable Rate Mortgage Trust
4.337% due 02/25/2033 ~	2	2

BX Trust
3.335% due 07/15/2034 •	626	623

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.736% due 10/25/2035 •	510	503

GSR Mortgage Loan Trust
4.494% due 09/25/2035 ~	26	27
4.869% due 08/25/2033 •	216	217

Holmes Master Issuer PLC
2.856% due 10/15/2054 •	1,600	1,597

Impac CMB Trust
3.146% due 03/25/2035 •	233	227

JPMorgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	300	298

MASTR Adjustable Rate Mortgages Trust
4.670% due 04/21/2034 ~	53	54

Merrill Lynch Mortgage Investors Trust
4.381% due 12/25/2035 ~	692	688

Nomura Resecuritization Trust
3.574% due 04/26/2037 ~	418	423

Sequoia Mortgage Trust
3.026% due 11/22/2024 •	5	5
3.130% due 06/20/2033 •	4	4

Structured Asset Mortgage Investments Trust
3.050% due 07/19/2034 •	10	10
3.130% due 09/19/2032 •	20	20

Thornburg Mortgage Securities Trust
3.718% due 04/25/2045 ~	148	149

VMC Finance LLC
3.390% due 10/15/2035 •	2,000	1,977

WaMu Mortgage Pass-Through Certificates Trust
2.816% due 01/25/2045 •	27	27
2.906% due 06/25/2044 •	1,112	1,107
4.079% due 06/25/2033 ~	3	3

Wells Fargo Mortgage-Backed Securities Trust
4.694% due 06/25/2035 ~	3	3

Wells Fargo-RBS Commercial Mortgage Trust
3.905% due 06/15/2044 •	1,500	1,521

Total Non-Agency Mortgage-Backed Securities (Cost $9,459)		9,485

ASSET-BACKED SECURITIES 12.3%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.266% due 09/25/2033 •	40	40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apidos CLO
3.430% due 01/19/2025 •	$224	$224

Bayview Opportunity Master Fund Trust
4.213% due 10/29/2033 Ø	475	476

Bear Stearns Asset-Backed Securities Trust
3.306% due 10/27/2032 •	40	39

BlueMountain CLO Ltd.
3.766% due 04/13/2027 •	300	301

Cent CLO Ltd.
3.839% due 10/29/2025 •	236	237

Chase Funding Trust
3.106% due 07/25/2033 •	210	204

CIFC Funding Ltd.
3.350% due 10/25/2027 •	300	296

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	136	137

Crown Point CLO Ltd.
3.389% due 07/17/2028 •	700	698

Drug Royalty LP
5.286% due 07/15/2023 •	57	57

Dryden Senior Loan Fund
3.336% due 10/15/2027 •	300	298

First Franklin Mortgage Loan Trust
2.666% due 04/25/2036 •	2,065	2,006
3.256% due 11/25/2034 •	256	251
3.436% due 07/25/2034 •	1,414	1,413

LCM LP
3.379% due 10/20/2027 •	500	498

Navient Private Education Loan Trust
3.655% due 12/15/2028 •	674	680

New Century Home Equity Loan Trust
3.436% due 11/25/2034 •	601	601

NovaStar Mortgage Funding Trust
3.166% due 01/25/2036 •	1,000	991

RAAC Trust
3.056% due 01/25/2046 •	1,000	990

Residential Asset Mortgage Products Trust
3.186% due 05/25/2035 •	500	496

Saxon Asset Securities Trust
3.035% due 05/25/2035 •	195	177

Securitized Asset-Backed Receivables LLC Trust
3.181% due 01/25/2035 •	382	376

SLM Student Loan Trust
3.240% due 04/25/2023 •	530	525
3.990% due 04/25/2023 •	569	572
4.190% due 07/25/2023 •	500	508

SMB Private Education Loan Trust
2.980% due 07/15/2027	1,663	1,660

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	292	290

Soundview Home Loan Trust
3.181% due 06/25/2035 •	1,178	1,171

Starwood Waypoint Homes Trust
3.405% due 01/17/2035 •	986	981

Structured Asset Investment Loan Trust
3.056% due 09/25/2034 •	1,980	1,953

Structured Asset Securities Corp. Mortgage Loan Trust
2.641% due 07/25/2036 •	1,722	1,678

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
2.915% due 02/25/2057 •	$687	$685

Tralee CLO Ltd.
3.869% due 10/20/2028 •	1,000	983

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø	799	794

Wellfleet CLO Ltd.
3.609% due 10/20/2027 •	1,000	1,000

WhiteHorse Ltd.
3.379% due 04/17/2027 •	1,000	995

Whitehorse Ltd.
3.609% due 07/17/2026 •	357	356

Zais CLO Ltd.
3.586% due 04/15/2028 •	1,500	1,497

Total Asset-Backed Securities (Cost $27,099)		27,134

SOVEREIGN ISSUES 1.3%

Export-Import Bank of India
2.750% due 04/01/2020	800	792

Export-Import Bank of Korea
3.389% (US0003M + 0.700%) due 05/26/2019 ~	2,000	2,011

Total Sovereign Issues (Cost $2,793)		2,803

SHORT-TERM INSTRUMENTS 2.8%

CERTIFICATES OF DEPOSIT 0.6%

Itau CorpBanca
2.570% due 01/11/2019	300	300

Lloyds Bank Corporate Markets PLC
2.908% (US0003M + 0.500%) due 10/26/2020 ~	1,100	1,100

		1,400

COMMERCIAL PAPER 0.1%

CNH Industrial Capital LLC
3.500% due 05/09/2019	300	296

REPURCHASE AGREEMENTS (c) 2.1%
		4,565

Total Short-Term Instruments (Cost $6,261)		6,261

Total Investments in Securities (Cost $382,850)		381,253

Total Investments 172.5% (Cost $382,850)		$381,253

Financial Derivative Instruments (e)(f) (0.2)% (Cost or Premiums, net $(717))		(438)

Other Assets and Liabilities, net (72.3)%		(159,841)

Net Assets 100.0%		$220,974

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

64	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$4,565	U.S. Treasury Notes 2.875% due 07/31/2025	$(4,659)	$4,565	$4,565

Total Repurchase Agreements						$(4,659)	$4,565	$4,565

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.900%	12/21/2018	01/04/2019	$(2,136)	$(2,138)
DEU	2.800	12/31/2018	01/02/2019	(87,163)	(87,177)
	4.000	12/31/2018	01/02/2019	(7,308)	(7,309)
RDR	2.710	12/31/2018	01/07/2019	(9,792)	(9,793)

Total Reverse Repurchase Agreements					$(106,417)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(2,138)	$0	$0	$(2,138)	$2,215	$77
DEU	0	(94,486)	0	0	(94,486)	94,141	(345)
FICC	4,565	0	0	0	4,565	(4,659)	(94)
RDR	0	(9,793)	0	0	(9,793)	10,220	427

Total Borrowings and Other Financing Transactions	$4,565	$(106,417)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(9,793)	$0	$0	$(9,793)
U.S. Government Agencies	0	(2,138)	0	0	(2,138)
U.S. Treasury Obligations	0	(94,486)	0	0	(94,486)

Total Borrowings	$0	$(106,417)	$0	$0	$(106,417)

Payable for reverse repurchase agreements					$(106,417)

(d)	Securities with an aggregate market value of $106,577 have been pledged as collateral under the terms of the above master agreements as of December 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(62,141) at a weighted average interest rate of 2.109%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	65

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note March 2019 Futures	$135.000	02/22/2019	124	$124	$1	$1
Put - CBOT U.S. Treasury 2-Year Note March 2019 Futures	103.375	02/22/2019	730	1,460	6	1
Call - CBOT U.S. Treasury 5-Year Note March 2019 Futures	120.000	02/22/2019	425	425	4	6

Total Purchased Options					$11	$8

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2019	57	$13,872	$8	$1	$0
90-Day Eurodollar March Futures	03/2019	265	64,455	103	0	0
90-Day Eurodollar September Futures	09/2019	80	19,468	3	3	0
U.S. Treasury 2-Year Note March Futures	03/2019	561	119,107	815	79	0

				$929	$83	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	57	$(13,898)	$(12)	$0	$(5)
90-Day Eurodollar March Futures	03/2020	119	(28,990)	(174)	0	(6)
U.S. Treasury 5-Year Note March Futures	03/2019	722	(82,804)	(1,208)	0	(181)
U.S. Treasury 10-Year Note March Futures	03/2019	332	(40,509)	(963)	0	(130)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2019	21	(3,374)	(178)	0	(12)

				$(2,535)	$0	$(334)

Total Futures Contracts				$(1,606)	$83	$(334)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$14,500	$(705)	$385	$(320)	$0	$(24)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	12/19/2028	$1,200	$20	$(49)	$(29)	$0	$(4)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.139%	Quarterly	05/10/2021	$23,740	$0	$(2)	$(2)	$3	$0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.136%	Quarterly	05/11/2021	11,900	0	0	0	1	0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.139%	Quarterly	05/14/2021	14,760	0	(2)	(2)	1	0

					$0	$(4)	$(4)	$5	$0

Total Swap Agreements					$(685)	$332	$(353)	$5	$(28)

66	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$8	$83	$5	$96	$0	$(334)	$(28)	$(362)

Cash of $1,465 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2019	EUR	5,681		$6,486	$0	$(28)

CBK	01/2019		2,081		2,372	0	(13)

GLM	01/2019		$1,233	JPY	139,000	36	0

IND	01/2019	JPY	617,500		$5,447	0	(188)

JPM	01/2019		143,800		1,272	0	(41)

RYL	01/2019		$4,530	JPY	504,300	72	0

SSB	01/2019		1,051		118,700	32	0

Total Forward Foreign Currency Contracts						$140	$(270)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	02/11/2019	$	31,000	$18	$224

Total Purchased Options								$18	$224

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850%	01/16/2019	$1,200	$(2)	$(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019	3,200	(5)	(5)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019	600	(1)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	02/20/2019	1,600	(3)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019	3,000	(3)	(5)

BRC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019	1,100	(1)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	02/20/2019	1,200	(2)	(2)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019	600	(1)	(1)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	67

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950%	01/16/2019	$1,100	$(1)	$(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019	6,100	(5)	(4)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019	2,400	(5)	(7)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	03/20/2019	600	(1)	(1)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019	1,600	(2)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	1,400	(2)	(3)

JPM	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	02/20/2019	1,000	(2)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	03/20/2019	800	(2)	(1)

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	01/16/2019	1,600	(2)	(3)

						$(40)	$(48)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.030%	02/11/2019	$	3,600	$(10)	$(99)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.950	02/11/2019		6,700	(11)	(119)

								$(21)	$(218)

Total Written Options								$(61)	$(266)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(28)	$(18)	$0	$(46)	$(46)	$0	$(46)
BRC	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
CBK	0	224	0	224	(13)	(112)	0	(125)	99	0	99
GLM	36	0	0	36	0	(119)	0	(119)	(83)	0	(83)
GST	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
IND	0	0	0	0	(188)	0	0	(188)	(188)	0	(188)
JPM	0	0	0	0	(41)	(4)	0	(45)	(45)	0	(45)
MYC	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
RYL	72	0	0	72	0	0	0	0	72	(60)	12
SSB	32	0	0	32	0	0	0	0	32	0	32

Total Over the Counter	$140	$224	$0	$364	$(270)	$(266)	$0	$(536)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	83	83
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$0	$96	$96

68	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$140	$0	$140
Purchased Options	0	0	0	0	224	224

	$0	$0	$0	$140	$224	$364

	$0	$0	$0	$140	$320	$460

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$334	$334
Swap Agreements	0	24	0	0	4	28

	$0	$24	$0	$0	$338	$362

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$270	$0	$270
Written Options	0	48	0	0	218	266

	$0	$48	$0	$270	$218	$536

	$0	$72	$0	$270	$556	$898

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(10)	$(10)
Futures	0	0	0	0	(124)	(124)
Swap Agreements	0	(224)	0	0	19	(205)

	$0	$(224)	$0	$0	$(115)	$(339)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$507	$0	$507
Purchased Options	0	0	0	0	(64)	(64)
Written Options	0	7	0	0	114	121

	$0	$7	$0	$507	$50	$564

	$0	$(217)	$0	$507	$(65)	$225

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	(1,465)	(1,465)
Swap Agreements	0	309	0	0	(52)	257

	$0	$309	$0	$0	$(1,520)	$(1,211)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(224)	$0	$(224)
Purchased Options	0	0	0	0	213	213
Written Options	0	(10)	0	0	(211)	(221)

	$0	$(10)	$0	$(224)	$2	$(232)

	$0	$299	$0	$(224)	$(1,518)	$(1,443)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	69

Schedule of Investments PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Cont.)

December 31, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$992	$0	$992
Corporate Bonds & Notes
Banking & Finance	0	62,428	0	62,428
Industrials	0	63,199	0	63,199
Utilities	0	13,786	0	13,786
Municipal Bonds & Notes
California	0	210	0	210
Kansas	0	499	0	499
U.S. Government Agencies	0	32,830	0	32,830
U.S. Treasury Obligations	0	161,626	0	161,626
Non-Agency Mortgage-Backed Securities	0	9,485	0	9,485
Asset-Backed Securities	0	27,134	0	27,134
Sovereign Issues	0	2,803	0	2,803
Short-Term Instruments
Certificates of Deposit	0	1,400	0	1,400
Commercial Paper	0	296	0	296
Repurchase Agreements	0	4,565	0	4,565

Total Investments	$0	$381,253	$0	$381,253

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$84	$12	$0	$96
Over the counter	0	364	0	364

	$84	$376	$0	$460

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(334)	(28)	0	(362)
Over the counter	0	(536)	0	(536)

	$(334)	$(564)	$0	$(898)

Total Financial Derivative Instruments	$(250)	$(188)	$0	$(438)

Totals	$(250)	$381,065	$0	$380,815

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

70	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

CORPORATE BONDS & NOTES 66.2%

BANKING & FINANCE 37.0%

ABN AMRO Bank NV
1.800% due 09/20/2019	$8,000	$7,928
2.100% due 01/18/2019	1,000	1,001
3.261% (US0003M + 0.570%) due 08/27/2021 ~	20,000	19,893

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	5,000	4,921
2.750% due 09/16/2019	7,500	7,455
3.000% due 03/04/2019	29,000	28,987

AerCap Ireland Capital DAC
3.750% due 05/15/2019	64,044	64,045
4.250% due 07/01/2020	1,500	1,504
4.625% due 10/30/2020	2,300	2,317

AIA Group Ltd.
2.250% due 03/11/2019	4,880	4,871
3.312% (US0003M + 0.520%) due 09/20/2021 ~	27,000	26,904

AIG Global Funding
3.282% (US0003M + 0.460%) due 06/25/2021 ~	8,900	8,835

Air Lease Corp.
2.125% due 01/15/2020	17,935	17,678
3.375% due 01/15/2019	35,564	35,561

American Express Co.
3.151% (US0003M + 0.610%) due 08/01/2022 ~	14,200	14,038

American Express Credit Corp.
3.828% (US0003M + 1.050%) due 09/14/2020 ~	8,900	8,962

American Honda Finance Corp.
2.954% (US0003M + 0.340%) due 02/14/2020 ~	1,114	1,112
3.057% (US0003M + 0.290%) due 12/10/2021 ~	33,000	32,635

American Tower Corp.
2.800% due 06/01/2020	5,000	4,963
3.400% due 02/15/2019	13,655	13,663

Athene Global Funding
2.750% due 04/20/2020	585	580
3.609% (US0003M + 1.140%) due 04/20/2020 ~	42,225	42,476
4.038% (US0003M + 1.230%) due 07/01/2022 ~	35,659	35,827

AvalonBay Communities, Inc.
2.866% (US0003M + 0.430%) due 01/15/2021 ~	7,200	7,150

Aviation Capital Group LLC
3.190% (US0003M + 0.670%) due 07/30/2021 ~	4,250	4,218
3.688% (US0003M + 0.950%) due 06/01/2021 ~	30,700	30,659

Axis Bank Ltd.
3.250% due 05/21/2020	3,000	2,965

Bank of America Corp.
2.600% due 01/15/2019	30,000	29,994
3.129% (US0003M + 0.660%) due 07/21/2021 ~	5,700	5,678
3.447% (US0003M + 0.650%) due 10/01/2021 ~	28,000	27,805
3.476% (US0003M + 1.040%) due 01/15/2019 ~	13,783	13,786

Bank of America N.A.
2.957% (US0003M + 0.250%) due 08/28/2020 ~	9,000	8,970

Banque Federative du Credit Mutuel S.A.
2.750% due 01/22/2019	2,500	2,499
2.932% (US0003M + 0.350%) due 08/05/2019 ~	10,000	9,995

Barclays PLC
2.750% due 11/08/2019	89,930	89,344
4.009% (US0003M + 1.380%) due 05/16/2024 ~	19,000	18,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNZ International Funding Ltd.
2.350% due 03/04/2019	$22,563	$22,538
2.400% due 02/21/2020	2,500	2,476
3.346% (US0003M + 0.700%) due 02/21/2020 ~	20,650	20,689

BOC Aviation Ltd.
3.000% due 03/30/2020	3,590	3,571
3.875% due 05/09/2019	28,495	28,555

Canadian Imperial Bank of Commerce
3.259% (US0003M + 0.520%) due 09/06/2019 ~	1,860	1,862

Caterpillar Financial Services Corp.
3.046% (US0003M + 0.280%) due 09/07/2021 ~	14,000	13,910
3.126% (US0003M + 0.510%) due 05/15/2023 ~	8,400	8,245

Chiba Bank Ltd.
2.550% due 10/30/2019	14,400	14,250

Citibank N.A.
3.061% (US0003M + 0.260%) due 09/18/2019 ~	4,500	4,494

Citigroup, Inc.
3.696% (US0003M + 0.930%) due 06/07/2019 ~	9,000	9,022
3.749% (US0003M + 1.190%) due 08/02/2021 ~	8,200	8,226
3.761% (US0003M + 1.023%) due 06/01/2024 ~	37,800	37,053
3.818% (US0003M + 1.310%) due 10/26/2020 ~	11,200	11,285
4.183% (US0003M + 1.380%) due 03/30/2021 ~	27,000	27,190

Cooperatieve Rabobank UA
3.244% (US0003M + 0.830%) due 01/10/2022 ~	45,000	44,808

Credit Suisse AG
2.300% due 05/28/2019	500	499

Credit Suisse Group AG
4.016% (US0003M + 1.240%) due 06/12/2024 ~	5,000	4,928

Credit Suisse Group Funding Guernsey Ltd.
4.735% (US0003M + 2.290%) due 04/16/2021 ~	16,900	17,385

Danske Bank A/S
1.650% due 09/06/2019	10,000	9,841
2.200% due 03/02/2020	3,900	3,816
3.248% (US0003M + 0.510%) due 03/02/2020 ~	22,100	22,059
3.319% (US0003M + 0.580%) due 09/06/2019 ~	4,850	4,847

DBS Group Holdings Ltd.
2.246% due 07/16/2019	4,328	4,314
2.936% (US0003M + 0.500%) due 07/16/2019 ~	12,900	12,909
3.110% (US0003M + 0.620%) due 07/25/2022 ~	33,530	33,574
3.257% (US0003M + 0.490%) due 06/08/2020 ~	18,384	18,380

Dexia Credit Local S.A.
1.875% due 03/28/2019	37,300	37,239
1.875% due 01/29/2020	1,700	1,685
2.250% due 01/30/2019	63,195	63,164
2.500% due 01/25/2021	10,150	10,097

DNB Bank ASA
3.167% (US0003M + 0.370%) due 10/02/2020 ~	10,000	9,938
3.808% (US0003M + 1.070%) due 06/02/2021 ~	5,000	5,046

Erste Abwicklungsanstalt
2.977% (US0003M + 0.210%) due 03/09/2020 ~	22,400	22,449

EXIM Sukuk Malaysia Bhd.
2.874% due 02/19/2019	9,400	9,391

First Abu Dhabi Bank PJSC
3.000% due 08/13/2019	5,734	5,718

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Gulf Bank PJSC
3.250% due 01/14/2019	$7,700	$7,703

First Republic Bank
2.375% due 06/17/2019	1,880	1,872

FMS Wertmanagement
2.918% (US0003M + 0.300%) due 02/11/2019 •	7,600	7,603

Ford Motor Credit Co. LLC
1.897% due 08/12/2019	5,745	5,689
2.021% due 05/03/2019	22,758	22,668
2.262% due 03/28/2019	2,500	2,493
2.375% due 03/12/2019	4,500	4,493
2.597% due 11/04/2019	1,500	1,484
2.943% due 01/08/2019	13,615	13,615
2.989% (US0003M + 0.430%) due 11/02/2020 ~	1,200	1,167
3.408% (US0003M + 1.000%) due 01/09/2020 ~	19,900	19,699
3.512% (US0003M + 0.930%) due 11/04/2019 ~	830	827
3.606% (US0003M + 0.830%) due 03/12/2019 ~	19,700	19,686
3.754% (US0003M + 0.930%) due 09/24/2020 ~	58,100	57,074
8.125% due 01/15/2020	8,677	9,010

General Motors Financial Co., Inc.
2.350% due 10/04/2019	9,600	9,518
3.150% due 01/15/2020	4,600	4,573
3.258% (US0003M + 0.850%) due 04/09/2021 ~	6,900	6,745
3.366% (US0003M + 0.930%) due 04/13/2020 ~	22,213	22,078
3.500% due 07/10/2019	13,042	13,042
3.678% (US0003M + 1.270%) due 10/04/2019 ~	12,867	12,921
3.692% (US0003M + 1.100%) due 11/06/2021 ~	35,000	34,080
3.996% (US0003M + 1.560%) due 01/15/2020 ~	34,832	35,000
4.051% (US0003M + 1.450%) due 05/09/2019 ~	2,194	2,197

Goldman Sachs Group, Inc.
2.550% due 10/23/2019	5,600	5,566
3.552% (US0003M + 0.730%) due 12/27/2020 ~	3,000	2,988
3.618% (US0003M + 1.110%) due 04/26/2022 ~	19,000	18,795
3.637% (US0003M + 1.160%) due 04/23/2020 ~	10,000	10,036
3.786% (US0003M + 1.170%) due 11/15/2021 ~	38,125	38,052
3.850% (US0003M + 1.360%) due 04/23/2021 ~	6,656	6,708

Harley-Davidson Financial Services, Inc.
2.150% due 02/26/2020	2,000	1,969
2.250% due 01/15/2019	850	850
2.400% due 09/15/2019	4,136	4,102
3.117% (US0003M + 0.350%) due 03/08/2019 ~	12,220	12,218
3.146% (US0003M + 0.500%) due 05/21/2020 ~	15,500	15,481
3.647% (US0003M + 0.940%) due 03/02/2021 ~	36,700	36,670

Hong Kong Sukuk Ltd.
2.005% due 09/18/2019	2,200	2,187

HSBC Holdings PLC
3.240% (US0003M + 0.600%) due 05/18/2021 ~	6,550	6,455
3.426% (US0003M + 0.650%) due 09/11/2021 ~	33,000	32,576
4.349% (US0003M + 1.660%) due 05/25/2021 ~	66,000	66,699
5.007% (US0003M + 2.240%) due 03/08/2021 ~	3,075	3,151

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019	2,200	2,241
7.625% due 04/09/2019	18,164	18,388

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	71

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyundai Capital Services, Inc.
1.625% due 08/30/2019	$17,969	$17,786

ICICI Bank Ltd.
3.125% due 08/12/2020	500	494
3.500% due 03/18/2020	1,150	1,146
4.800% due 05/22/2019	71,888	72,186

Indian Railway Finance Corp. Ltd.
3.917% due 02/26/2019	9,204	9,210

Industrial Bank of Korea
2.000% due 04/23/2020	2,500	2,468

ING Bank NV
3.487% (US0003M + 0.690%) due 10/01/2019 ~	24,225	24,272
3.610% (US0003M + 0.970%) due 08/17/2020 ~	2,000	2,013
3.954% (US0003M + 1.130%) due 03/22/2019 ~	500	501

International Finance Facility for Immunisation Co.
2.801% (US0003M + 0.260%) due 11/01/2019 •	5,575	5,590

International Lease Finance Corp.
5.875% due 04/01/2019	25,282	25,387
6.250% due 05/15/2019	31,044	31,322
8.250% due 12/15/2020	2,301	2,476

Intesa Sanpaolo SpA
3.875% due 01/15/2019	21,550	21,546

Jackson National Life Global Funding
2.736% (US0003M + 0.300%) due 10/15/2020 ~	17,400	17,235
2.809% (US0003M + 0.300%) due 04/27/2020 ~	19,400	19,340
3.251% (US0003M + 0.480%) due 06/11/2021 ~	1,700	1,690
3.552% (US0003M + 0.730%) due 06/27/2022 ~	25,750	25,843

John Deere Capital Corp.
2.588% (US0003M + 0.180%) due 01/07/2020 ~	15,000	14,999

JPMorgan Chase & Co.
3.411% (US0003M + 0.610%) due 06/18/2022 ~	47,000	46,506
4.218% (US0003M + 1.480%) due 03/01/2021 ~	12,145	12,304

JPMorgan Chase Bank N.A.
2.831% (US0003M + 0.290%) due 02/01/2021 ~	19,000	18,870
2.868% (US0003M + 0.250%) due 02/13/2020 ~	15,000	14,983
2.968% (US0003M + 0.230%) due 09/01/2020 ~	13,100	13,052

LeasePlan Corp. NV
2.875% due 01/22/2019	38,705	38,691

Lloyds Bank PLC
3.079% (US0003M + 0.490%) due 05/07/2021 ~	24,000	23,766

Macquarie Bank Ltd.
2.600% due 06/24/2019	15,500	15,455
2.758% (US0003M + 0.350%) due 04/04/2019 ~	2,145	2,145
3.616% (US0003M + 1.180%) due 01/15/2019 ~	4,500	4,501
3.629% (US0003M + 1.120%) due 07/29/2020 ~	51,650	51,935

Macquarie Group Ltd.
3.727% (US0003M + 1.020%) due 11/28/2023 ~	2,750	2,697
7.625% due 08/13/2019	4,200	4,309

Metropolitan Life Global Funding
3.030% (SOFRRATE + 0.570%) due 09/07/2020 ~	42,500	42,223

Mitsubishi Corp. Finance PLC
3.000% (US0003M + 0.480%) due 04/30/2019 ~	6,000	5,999

Mitsubishi UFJ Financial Group, Inc.
3.280% (US0003M + 0.790%) due 07/25/2022 ~	38,516	38,093

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.478% (US0003M + 0.740%) due 03/02/2023 ~	$16,000	$15,744
3.609% (US0003M + 0.920%) due 02/22/2022 ~	24,249	24,103
3.839% (US0003M + 1.060%) due 09/13/2021 ~	30,912	30,977

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.500% due 03/09/2020	4,800	4,750
3.252% (US0003M + 0.775%) due 07/23/2019 ~	33,422	33,473
3.570% (US0003M + 0.925%) due 02/20/2019 ~	4,150	4,153

Mizuho Bank Ltd.
2.450% due 04/16/2019	12,645	12,625
2.650% due 09/25/2019	1,564	1,559

Mizuho Financial Group, Inc.
3.647% (US0003M + 0.940%) due 02/28/2022 ~	9,000	9,000
3.651% (US0003M + 0.880%) due 09/11/2022 ~	42,600	42,330
3.905% (US0003M + 1.480%) due 04/12/2021 ~	23,600	23,886
3.919% (US0003M + 1.140%) due 09/13/2021 ~	18,255	18,332

Morgan Stanley
2.375% due 07/23/2019	36,000	35,849
2.500% due 01/24/2019	561	561
3.168% (US0003M + 0.550%) due 02/10/2021 ~	40,100	39,664
3.399% (US0003M + 0.930%) due 07/22/2022 ~	22,500	22,195
3.649% (US0003M + 1.140%) due 01/27/2020 ~	2,400	2,410
5.625% due 09/23/2019	10,632	10,791
7.300% due 05/13/2019	26,634	27,041

MUFG Bank Ltd.
2.350% due 09/08/2019	5,200	5,170

Nasdaq, Inc.
3.214% (US0003M + 0.390%) due 03/22/2019 ~	68,000	67,985

National Bank of Canada
3.049% (US0003M + 0.600%) due 01/17/2020 ~	18,000	18,028

National Rural Utilities Cooperative Finance Corp.
3.178% (US0003M + 0.375%) due 06/30/2021 ~	11,000	10,919

Nationwide Building Society
2.350% due 01/21/2020	1,000	990
6.250% due 02/25/2020	2,794	2,883

Nederlandse Waterschapsbank NV
2.808% (US0003M + 0.020%) due 03/15/2019 ~	4,000	4,001
2.808% (US0003M + 0.020%) due 03/15/2019 ~	25,000	25,006

Nissan Motor Acceptance Corp.
2.000% due 03/08/2019	10,900	10,871
2.150% due 07/13/2020	2,085	2,035
2.150% due 09/28/2020	9,500	9,232
2.826% (US0003M + 0.390%) due 07/13/2020 ~	21,000	20,844
3.016% (US0003M + 0.580%) due 01/13/2020 ~	9,786	9,767
3.086% (US0003M + 0.650%) due 07/13/2022 ~	9,550	9,274
3.203% (US0003M + 0.390%) due 09/28/2020 ~	7,650	7,567
3.203% due 09/28/2020 ~	3,200	3,165
3.299% due 09/13/2019 •	13,890	13,858
3.299% (US0003M + 0.520%) due 09/13/2019 •	1,925	1,921
3.308% (US0003M + 0.520%) due 03/15/2021 ~	4,200	4,137
3.326% (US0003M + 0.890%) due 01/13/2022 ~	43,745	43,003
3.420% (US0003M + 0.630%) due 09/21/2021 ~	24,117	23,651
3.503% due 09/28/2022 •	9,850	9,548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Holdings, Inc.
2.750% due 03/19/2019	$51,330	$51,289

Nordea Bank Abp
2.375% due 04/04/2019	9,500	9,486
3.176% (US0003M + 0.470%) due 05/29/2020 ~	9,000	8,993

NRW Bank
2.661% (US0003M + 0.120%) due 02/01/2022 ~	27,000	27,152
2.788% (US0003M + 0.170%) due 02/11/2019 ~	12,900	12,904
3.197% (US0003M + 0.430%) due 03/08/2019 ~	5,000	5,005

NTT Finance Corp.
3.333% (US0003M + 0.530%) due 06/29/2020 ~	84,128	84,328

Protective Life Global Funding
2.856% (US0003M + 0.420%) due 03/29/2019 ~	5,010	5,011
3.333% (US0003M + 0.520%) due 06/28/2021 ~	10,000	9,925

QNB Finance Ltd.
3.939% (US0003M + 1.350%) due 02/07/2020 ~	3,500	3,522
3.968% (US0003M + 1.350%) due 02/12/2020 ~	4,200	4,226
4.015% (US0003M + 1.570%) due 07/18/2021 ~	4,000	4,025
4.057% (US0003M + 1.350%) due 05/31/2021 ~	11,675	11,774

Reliance Standard Life Global Funding
2.500% due 04/24/2019	18,772	18,727
2.500% due 01/15/2020	5,000	4,952

Royal Bank of Scotland Group PLC
4.086% (US0003M + 1.470%) due 05/15/2023 ~	46,500	45,134
6.400% due 10/21/2019	46,456	47,436

Santander UK PLC
2.350% due 09/10/2019	42,100	41,786
2.500% due 03/14/2019	68,000	67,926
3.276% (US0003M + 0.660%) due 11/15/2021 ~	21,600	21,408
3.358% (US0003M + 0.620%) due 06/01/2021 ~	10,000	9,893

Siam Commercial Bank PCL
3.500% due 04/07/2019	12,840	12,854

Skandinaviska Enskilda Banken AB
3.070% (US0003M + 0.430%) due 05/17/2021 ~	15,000	14,906

SL Green Operating Partnership LP
3.609% (US0003M + 0.980%) due 08/16/2021 ~	13,800	13,721

Standard Chartered PLC
2.100% due 08/19/2019	31,274	31,025
2.400% due 09/08/2019	26,358	26,213
3.770% (US0003M + 1.130%) due 08/19/2019 ~	40,060	40,232

State Bank of India
3.358% (US0003M + 0.950%) due 04/06/2020 ~	53,000	53,067
3.622% due 04/17/2019	14,743	14,762

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020	3,500	3,437

Sumitomo Mitsui Banking Corp.
2.755% (US0003M + 0.310%) due 10/18/2019 ~	39,400	39,372
2.806% (US0003M + 0.370%) due 10/16/2020 ~	38,000	37,757

Sumitomo Mitsui Financial Group, Inc.
3.185% (US0003M + 0.740%) due 10/18/2022 ~	4,500	4,462
3.205% (US0003M + 0.780%) due 07/12/2022 ~	40,065	39,852
3.390% (US0003M + 0.970%) due 01/11/2022 ~	12,000	12,005
3.546% (US0003M + 1.110%) due 07/14/2021 ~	11,500	11,590

72	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.447% (US0003M + 1.680%) due 03/09/2021 ~	$6,000	$6,117

Sumitomo Mitsui Trust Bank Ltd.
1.950% due 09/19/2019	790	783
2.050% due 03/06/2019	12,000	11,979
2.050% due 10/18/2019	5,735	5,686
3.244% (US0003M + 0.440%) due 09/19/2019 ~	3,000	3,002
3.249% (US0003M + 0.510%) due 03/06/2019 ~	75,508	75,530
3.355% (US0003M + 0.910%) due 10/18/2019 ~	11,400	11,448

Suncorp-Metway Ltd.
2.100% due 05/03/2019	2,000	1,993

Svenska Handelsbanken AB
3.159% (US0003M + 0.470%) due 05/24/2021 ~	9,700	9,615
3.229% (US0003M + 0.490%) due 09/06/2019 ~	14,950	14,962
3.278% (US0003M + 0.490%) due 06/17/2019 ~	3,900	3,904

Synchrony Financial
2.600% due 01/15/2019	70,692	70,669
3.000% due 08/15/2019	61,531	61,135

Toyota Motor Credit Corp.
3.040% due 05/17/2022 •	18,900	18,699
3.110% due 01/11/2022 •	21,500	21,472

UBS AG
3.027% (US0003M + 0.320%) due 05/28/2019 ~	8,500	8,499
3.218% (US0003M + 0.480%) due 12/01/2020 ~	11,500	11,449
3.347% due 06/08/2020 •	3,000	3,000
3.588% (US0003M + 0.850%) due 06/01/2020 ~	1,700	1,708

UBS Group Funding Switzerland AG
3.566% (US0003M + 0.950%) due 08/15/2023 ~	37,500	36,732
4.216% due 04/14/2021 •	28,300	28,763

United Overseas Bank Ltd.
2.957% (US0003M + 0.480%) due 04/23/2021 ~	8,500	8,481

VEREIT Operating Partnership LP
3.000% due 02/06/2019	29,379	29,362

WEA Finance LLC
2.700% due 09/17/2019	23,841	23,738

Wells Fargo & Co.
4.076% (US0003M + 1.340%) due 03/04/2021 ~	6,800	6,873

Wells Fargo Bank N.A.
2.940% (SOFRRATE + 0.480%) due 03/25/2020 ~	10,000	9,954
2.977% (US0003M + 0.500%) due 07/23/2021 ~	24,000	23,872
2.987% (US0003M + 0.510%) due 10/22/2021 ~	41,162	40,691

Weyerhaeuser Co.
7.375% due 10/01/2019	21,000	21,582

		4,509,332

INDUSTRIALS 23.7%

Alimentation Couche-Tard, Inc.
3.279% (US0003M + 0.500%) due 12/13/2019 ~	10,090	10,065

Allergan Funding SCS
3.000% due 03/12/2020	9,737	9,701
4.031% (US0003M + 1.255%) due 03/12/2020 ~	57,841	58,027

Amgen, Inc.
2.935% (US0003M + 0.320%) due 05/10/2019 ~	3,000	2,999
3.065% (US0003M + 0.450%) due 05/11/2020 ~	900	899

Anthem, Inc.
2.250% due 08/15/2019	11,725	11,664

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AstraZeneca PLC
3.305% (US0003M + 0.665%) due 08/17/2023 ~	$7,500	$7,314

Baidu, Inc.
2.750% due 06/09/2019	51,482	51,397

BAT Capital Corp.
2.297% due 08/14/2020	12,700	12,402
3.204% due 08/14/2020 •	81,613	80,828
3.496% (US0003M + 0.880%) due 08/15/2022 ~	36,950	36,258

BAT International Finance PLC
1.625% due 09/09/2019	12,710	12,543
2.750% due 06/15/2020	4,000	3,931

Bayer U.S. Finance LLC
2.125% due 07/15/2019	12,125	12,032
2.375% due 10/08/2019	38,735	38,433
3.452% (US0003M + 0.630%) due 06/25/2021 ~	28,197	27,831

BMW U.S. Capital LLC
2.788% (US0003M + 0.380%) due 04/06/2020 ~	4,040	4,020
2.835% (US0003M + 0.410%) due 04/12/2021 ~	5,600	5,547
2.984% (US0003M + 0.370%) due 08/14/2020 ~	38,000	37,723
3.048% (US0003M + 0.640%) due 04/06/2022 ~	12,234	12,038

BP AMI Leasing, Inc.
5.523% due 05/08/2019	2,342	2,361

Broadcom Corp.
2.375% due 01/15/2020	72,567	71,671

Cardinal Health, Inc.
3.558% (US0003M + 0.770%) due 06/15/2022 ~	9,495	9,395

Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	24,200	23,984
2.170% due 08/05/2019	62,906	62,615
2.381% due 09/17/2020	5,500	5,410
3.076% (US0003M + 0.460%) due 02/15/2022 ~	18,800	18,606
3.119% (US0003M + 0.560%) due 11/02/2021 ~	19,850	19,712
3.122% (US0003M + 0.540%) due 08/04/2020 ~	26,000	25,948
3.547% (US0003M + 1.070%) due 04/23/2021 ~	7,570	7,628
3.548% (US0003M + 0.810%) due 03/03/2022 •	69,660	69,646
3.599% (US0003M + 0.970%) due 02/16/2021 ~	1,000	1,005
3.628% (US0003M + 0.850%) due 09/14/2021 ~	21,050	21,114
3.707% (US0003M + 1.000%) due 05/28/2021 ~	29,200	29,374

Cigna Corp.
3.138% (US0003M + 0.350%) due 03/17/2020 ~	8,550	8,497
3.438% (US0003M + 0.650%) due 09/17/2021 ~	50,000	49,313

CNPC General Capital Ltd.
2.700% due 11/25/2019	3,687	3,671
2.750% due 05/14/2019	23,248	23,237

Comcast Corp.
3.127% (US0003M + 0.330%) due 10/01/2020 ~	37,690	37,526
5.700% due 07/01/2019	1,457	1,474

Conagra Brands, Inc.
2.908% (US0003M + 0.500%) due 10/09/2020 ~	4,000	3,956
3.219% (US0003M + 0.750%) due 10/22/2020 ~	3,755	3,745

Constellation Brands, Inc.
3.209% (US0003M + 0.700%) due 11/15/2021 ~	8,300	8,204

CVS Health Corp.
3.397% (US0003M + 0.630%) due 03/09/2020 ~	12,900	12,879
3.487% (US0003M + 0.720%) due 03/09/2021 ~	2,700	2,679

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

D.R. Horton, Inc.
3.750% due 03/01/2019	$4,769	$4,769

Daimler Finance North America LLC
1.500% due 07/05/2019	12,300	12,180
2.200% due 05/05/2020	2,283	2,246
2.250% due 09/03/2019	955	949
2.250% due 03/02/2020	2,685	2,649
2.972% (US0003M + 0.390%) due 05/04/2020 ~	10,000	9,946
3.048% (US0003M + 0.430%) due 02/12/2021 ~	7,275	7,201
3.048% (US0003M + 0.430%) due 02/12/2021 ~	3,500	3,464
3.112% (US0003M + 0.530%) due 05/05/2020 ~	10,250	10,216
3.132% (US0003M + 0.550%) due 05/04/2021 ~	42,938	42,570
3.252% (US0003M + 0.670%) due 11/05/2021 ~	47,000	46,718

Dell International LLC
3.480% due 06/01/2019	139,689	139,291
4.420% due 06/15/2021	2,259	2,258

Deutsche Telekom International Finance BV
1.500% due 09/19/2019	5,500	5,428
3.029% (US0003M + 0.580%) due 01/17/2020 ~	6,075	6,088
3.254% (US0003M + 0.450%) due 09/19/2019 ~	20,830	20,791
6.000% due 07/08/2019	5,000	5,069

Diageo Capital PLC
2.880% (US0003M + 0.240%) due 05/18/2020 ~	5,000	4,981

Dignity Health
2.637% due 11/01/2019	8,000	7,954

Discovery Communications LLC
2.200% due 09/20/2019	6,089	6,026
2.750% due 11/15/2019	4,700	4,653
3.502% (US0003M + 0.710%) due 09/20/2019 ~	14,158	14,148
5.050% due 06/01/2020	2,085	2,132
5.625% due 08/15/2019	21,825	22,113

Dominion Energy Gas Holdings LLC
3.388% (US0003M + 0.600%) due 06/15/2021 ~	43,400	43,294

DXC Technology Co.
3.688% (US0003M + 0.950%) due 03/01/2021 ~	3,843	3,840

eBay, Inc.
3.021% (US0003M + 0.480%) due 08/01/2019 ~	30,583	30,563

Enbridge, Inc.
3.488% (US0003M + 0.700%) due 06/15/2020 ~	11,400	11,363

Energy Transfer Operating LP
9.000% due 04/15/2019	11,760	11,959

Enterprise Products Operating LLC
2.550% due 10/15/2019	1,350	1,343
6.500% due 01/31/2019	8,600	8,619

EQT Corp.
2.500% due 10/01/2020	2,280	2,230
3.567% (US0003M + 0.770%) due 10/01/2020 ~	7,240	7,055
8.125% due 06/01/2019	21,842	22,215

ERAC USA Finance LLC
2.350% due 10/15/2019	4,650	4,619

Florida Gas Transmission Co. LLC
7.900% due 05/15/2019	4,940	5,015

Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	13,098	13,248

GATX Corp.
2.500% due 07/30/2019	5,000	4,970
3.302% (US0003M + 0.720%) due 11/05/2021 ~	10,400	10,297

General Electric Co.
2.200% due 01/09/2020	2,000	1,971
6.000% due 08/07/2019	39,795	40,230

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	73

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
6.610% due 10/15/2022	$10,800	$11,412

General Motors Co.
3.389% (US0003M + 0.800%) due 08/07/2020 ~	3,000	2,970

GlaxoSmithKline Capital PLC
2.964% (US0003M + 0.350%) due 05/14/2021 ~	6,400	6,358

Harris Corp.
3.000% (US0003M + 0.480%) due 04/30/2020 ~	4,900	4,887
3.166% due 02/27/2019 ~	20,793	20,790

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	51,510	50,940
3.059% (US0003M + 0.720%) due 10/05/2021 ~	19,600	19,437

HP, Inc.
3.376% (US0003M + 0.940%) due 01/14/2019 ~	3,096	3,096

Hyundai Capital America
1.750% due 09/27/2019	10,115	9,988
2.000% due 07/01/2019	6,790	6,747
2.500% due 03/18/2019	21,014	20,980
2.550% due 02/06/2019	21,289	21,277
2.600% due 03/19/2020	4,400	4,345
3.601% due 09/18/2020 •	8,400	8,367
3.608% (US0003M + 0.800%) due 04/03/2020 ~	1,200	1,196
3.801% (US0003M + 1.000%) due 09/18/2020 ~	1,085	1,084

Imperial Brands Finance PLC
2.950% due 07/21/2020	6,500	6,404

Incitec Pivot Finance LLC
6.000% due 12/10/2019	275	281

Kinder Morgan Energy Partners LP
2.650% due 02/01/2019	13,044	13,037
9.000% due 02/01/2019	3,000	3,013

Kinder Morgan, Inc.
3.050% due 12/01/2019	2,300	2,287

KLA-Tencor Corp.
3.375% due 11/01/2019	2,905	2,902

Kraft Heinz Foods Co.
3.021% (US0003M + 0.420%) due 08/09/2019 ~	39,647	39,549
3.188% (US0003M + 0.570%) due 02/10/2021 ~	14,804	14,686

Kroger Co.
1.500% due 09/30/2019	2,560	2,525

LyondellBasell Industries NV
5.000% due 04/15/2019	13,160	13,175

Marriott International, Inc.
3.229% (US0003M + 0.600%) due 12/01/2020 ~	15,000	14,968

Martin Marietta Materials, Inc.
3.292% (US0003M + 0.500%) due 12/20/2019 ~	9,665	9,639
3.327% (US0003M + 0.650%) due 05/22/2020 ~	9,526	9,477

McDonald’s Corp.
2.939% (US0003M + 0.430%) due 10/28/2021 ~	20,600	20,466

Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019	18,699	18,681

Molson Coors Brewing Co.
1.450% due 07/15/2019	30,576	30,268
1.900% due 03/15/2019	14,533	14,492

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	19,750	19,479
3.119% (US0003M + 0.610%) due 10/28/2019 ~	26,890	26,875

Mylan NV
2.500% due 06/07/2019	15,861	15,788

NBCUniversal Enterprise, Inc.
1.974% due 04/15/2019	10,150	10,118

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nexen Energy ULC
6.200% due 07/30/2019	$6,870	$6,990

Oil India Ltd.
3.875% due 04/17/2019	15,000	15,028

ONEOK Partners LP
8.625% due 03/01/2019	635	640

ONGC Videsh Ltd.
3.250% due 07/15/2019	7,046	7,044

Ooredoo International Finance Ltd.
7.875% due 06/10/2019	4,300	4,391

Petroleos Mexicanos
8.000% due 05/03/2019	20,740	21,020

Petronas Capital Ltd.
5.250% due 08/12/2019	35,039	35,495

Phillips 66
3.186% (US0003M + 0.750%) due 04/15/2020 ~	8,300	8,302
3.289% (US0003M + 0.600%) due 02/26/2021 ~	5,000	4,946

QUALCOMM, Inc.
3.195% (US0003M + 0.550%) due 05/20/2020 ~	37,684	37,684
3.250% (US0003M + 0.730%) due 01/30/2023 ~	30,383	30,229

QVC, Inc.
3.125% due 04/01/2019	3,112	3,105

Reckitt Benckiser Treasury Services PLC
3.384% (US0003M + 0.560%) due 06/24/2022 ~	31,700	31,162

Reynolds American, Inc.
8.125% due 06/23/2019	10,697	10,914

Rockwell Collins, Inc.
1.950% due 07/15/2019	3,114	3,092
5.250% due 07/15/2019	8,835	8,931

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	140,797	138,851

Sky Ltd.
2.625% due 09/16/2019	10,524	10,447

Sky PLC
2.625% due 09/16/2019	4,050	4,020

Southern Co.
3.104% (US0003M + 0.490%) due 02/14/2020 ~	36,150	36,094
3.503% (US0003M + 0.700%) due 09/30/2020 ~	19,900	19,846

Takeda Pharmaceutical Co. Ltd.
3.800% due 11/26/2020	7,100	7,145

Telefonica Emisiones S.A.
5.877% due 07/15/2019	26,017	26,332

Tencent Holdings Ltd.
3.375% due 05/02/2019	41,555	41,603

Textron, Inc.
3.168% (US0003M + 0.550%) due 11/10/2020 ~	4,800	4,760

Time Warner Cable LLC
5.000% due 02/01/2020	8,908	9,034
8.250% due 04/01/2019	111,895	113,157
8.750% due 02/14/2019	15,170	15,255

Tyson Foods, Inc.
2.650% due 08/15/2019	7,000	6,965
3.096% (US0003M + 0.450%) due 08/21/2020 ~	1,245	1,229
3.157% (US0003M + 0.450%) due 05/30/2019 ~	6,830	6,822
3.288% (US0003M + 0.550%) due 06/02/2020 ~	27,516	27,371

United Technologies Corp.
3.279% (US0003M + 0.650%) due 08/16/2021 ~	20,000	19,932
8.875% due 11/15/2019	1,585	1,660

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	7,020	6,987
2.400% due 05/22/2020	700	689
2.450% due 11/20/2019	6,937	6,872

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.388% (US0003M + 0.770%) due 11/13/2020 ~	$69,590	$69,144
3.558% (US0003M + 0.940%) due 11/12/2021 ~	16,100	15,949

Vulcan Materials Co.
3.388% (US0003M + 0.600%) due 06/15/2020 ~	2,000	1,988

Wabtec Corp.
3.838% (US0003M + 1.050%) due 09/15/2021 ~	18,200	18,140

Xerox Corp.
2.750% due 03/15/2019	1,800	1,791

		2,889,013

UTILITIES 5.5%

AT&T, Inc.
3.386% (US0003M + 0.950%) due 07/15/2021 ~	16,700	16,651
3.488% (US0003M + 0.750%) due 06/01/2021 ~	26,300	26,141
3.504% (US0003M + 0.890%) due 02/15/2023 ~	33,485	32,906

BellSouth LLC
4.333% due 04/26/2021	32,200	32,301

British Telecommunications PLC
2.350% due 02/14/2019	14,806	14,787

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	6,000	5,956

Commonwealth Edison Co.
2.150% due 01/15/2019	5,375	5,373

Consolidated Edison Co. of New York, Inc.
3.222% (US0003M + 0.400%) due 06/25/2021 ~	17,200	17,037

Dominion Energy, Inc.
3.288% (US0003M + 0.550%) due 06/01/2019 ~	20,548	20,536
5.200% due 08/15/2019	4,059	4,104

Duke Energy Corp.
5.050% due 09/15/2019	4,600	4,643

Emera U.S. Finance LP
2.150% due 06/15/2019	41,571	41,236

Enable Midstream Partners LP
2.400% due 05/15/2019	17,040	16,945

Entergy Texas, Inc.
7.125% due 02/01/2019	5,000	5,014

Exelon Generation Co. LLC
2.950% due 01/15/2020	2,955	2,942

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019	11,407	11,517

Israel Electric Corp. Ltd.
7.250% due 01/15/2019	12,217	12,228
9.375% due 01/28/2020	5,000	5,311

Korea Midland Power Co. Ltd.
2.750% due 02/11/2019	4,765	4,764

KT Corp.
2.625% due 04/22/2019	16,014	15,998

Mississippi Power Co.
3.472% (US0003M + 0.650%) due 03/27/2020 ~	5,075	5,067

Nevada Power Co.
7.125% due 03/15/2019	1,300	1,311

NextEra Energy Capital Holdings, Inc.
3.053% (US0003M + 0.315%) due 09/03/2019 ~	18,401	18,382
3.107% (US0003M + 0.400%) due 08/21/2020 ~	30,000	29,970
3.342% due 09/01/2020	10,000	10,022

Oglethorpe Power Corp.
6.100% due 03/15/2019	6,038	6,072

Orange S.A.
2.750% due 02/06/2019	3,056	3,054
5.375% due 07/08/2019	7,744	7,829

74	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PacifiCorp
5.500% due 01/15/2019	$2,000	$2,002

Plains All American Pipeline LP
5.750% due 01/15/2020	5,300	5,400

Progress Energy, Inc.
4.875% due 12/01/2019	7,000	7,090

Public Service Co. of Oklahoma
5.150% due 12/01/2019	6,080	6,193

Sempra Energy
2.686% (US0003M + 0.250%) due 07/15/2019 ~	13,546	13,507
3.238% (US0003M + 0.450%) due 03/15/2021 ~	7,498	7,348

Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	28,700	28,415
2.125% due 05/03/2019	10,293	10,265
2.250% due 09/13/2020	1,950	1,915
2.375% due 04/12/2020	8,950	8,852
2.500% due 04/28/2020	27,515	27,181
2.750% due 04/10/2019	20,750	20,735
3.334% (US0003M + 0.920%) due 04/10/2019 ~	35,629	35,662

Southern Co. Gas Capital Corp.
5.250% due 08/15/2019	3,470	3,503

Southern Power Co.
3.342% (US0003M + 0.550%) due 12/20/2020 ~	31,454	31,075

State Grid Overseas Investment Ltd.
2.250% due 05/04/2020	4,062	4,009
2.750% due 05/07/2019	23,950	23,927

Verizon Communications, Inc.
3.716% (US0003M + 1.100%) due 05/15/2025 ~	24,300	23,582
3.788% (US0003M + 1.000%) due 03/16/2022 ~	33,300	33,351

		672,109

Total Corporate Bonds & Notes (Cost $8,104,482)		8,070,454

MUNICIPAL BONDS & NOTES 0.3%

ARKANSAS 0.0%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
3.589% due 11/25/2043 •	619	621

CALIFORNIA 0.2%

California State General Obligation Bonds, Series 2017
3.127% (US0001M + 0.780%) due 04/01/2047 ~	27,950	28,108

TEXAS 0.0%

Texas State General Obligation Notes, Series 2014
2.749% (US0001M + 0.400%) due 06/01/2019 ~	475	475

WASHINGTON 0.1%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.779% (0.67*US0001M + 1.100%) due 01/01/2042 ~	7,350	7,420

Total Municipal Bonds & Notes (Cost $36,392)		36,624

U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
2.619% due 08/25/2044 •	8,347	8,325
2.649% due 12/25/2044 •	17,554	17,559
2.660% due 12/25/2048 •	25,365	25,317
2.699% due 07/25/2044 •	6,628	6,619
2.749% due 07/25/2046 •	19,104	19,079
2.756% due 05/25/2037 •	40	40
2.806% due 01/25/2037 - 12/25/2045 •	5,067	5,070

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.836% due 02/25/2037 •	$87	$86
2.855% due 04/18/2028 - 09/18/2031 •	1,173	1,179
2.856% due 11/25/2036 •	124	125
2.906% due 06/25/2026 •	236	237
2.916% due 09/25/2035 •	550	552
2.926% due 03/25/2037 •	415	416
2.955% due 05/18/2032 •	204	206
2.956% due 02/25/2038 - 06/25/2042 •	1,139	1,143
3.005% due 03/18/2032 •	163	165
3.006% due 06/25/2031 •	118	119
3.021% due 04/25/2023 •	2,449	2,461
3.056% due 09/25/2041 •	636	643
3.186% due 12/25/2037 •	618	628
3.206% due 05/25/2037 •	125	126
3.256% due 03/25/2037 - 02/25/2040 •	160	165
3.286% due 02/25/2038 •	1,105	1,127
3.356% due 07/25/2038 •	108	111
3.406% due 03/25/2032 •	35	36
4.264% due 01/01/2036 •	5,073	5,344
4.293% due 05/01/2038 •	675	708

FDIC Structured Sale Guaranteed Notes
3.020% due 11/29/2037 •	165	165

Freddie Mac
2.619% due 05/15/2038 •	6,170	6,159
2.629% due 05/15/2041 •	6,510	6,503
2.647% due 11/25/2024 •	7,449	7,399
2.649% due 03/15/2037 - 08/15/2042 •	54,151	54,124
2.699% due 12/15/2042 - 11/15/2044 •	14,359	14,343
2.705% due 11/15/2036 - 01/15/2040 •	50	50
2.749% due 12/15/2037 •	3,947	3,953
2.775% due 02/15/2037 •	1,396	1,401
2.875% due 04/15/2041 •	360	360
2.955% due 07/15/2039 •	74	75
4.360% due 09/01/2037 •	3,885	4,091

Ginnie Mae
2.514% due 06/20/2066 •	18,157	18,135
2.684% due 06/20/2061 - 10/20/2066 •	1,864	1,864
2.714% due 10/20/2062 •	6,650	6,652
2.784% due 06/20/2067 •	2,039	2,044
2.814% due 03/20/2061 - 07/20/2067 •	10,983	11,014
2.864% due 04/20/2062 •	4,606	4,622
2.870% due 04/20/2040 •	11,909	12,005
2.914% due 05/20/2065 - 10/20/2065 •	15,938	16,018
2.964% due 12/20/2064 - 10/20/2065 •	26,294	26,470
3.014% due 02/20/2062 •	6,259	6,304
3.064% due 12/20/2065 - 08/20/2066 •	13,714	13,871
3.094% due 09/20/2066 •	2,336	2,365
3.110% due 05/20/2063 •	1,118	1,121
3.114% due 05/20/2066 - 07/20/2066 •	13,851	14,032
3.144% due 08/20/2066 •	1,347	1,367
3.234% due 07/20/2065 •	6,396	6,504
3.247% due 04/20/2067 •	2,372	2,434
3.314% due 01/20/2066 •	6,419	6,557
3.364% due 02/20/2066 •	16,011	16,362
3.527% due 06/20/2067 •	8,075	8,291
6.000% due 12/15/2033	23	26
6.500% due 11/15/2033 - 09/15/2034	24	26
7.000% due 01/15/2024 - 07/15/2032	107	107
7.500% due 07/15/2024 - 06/15/2028	104	107
10.000% due 03/15/2019 - 04/15/2025	1	0

NCUA Guaranteed Notes
2.737% due 12/07/2020 •	632	634
2.940% due 12/08/2020 •	1,951	1,960

Total U.S. Government Agencies (Cost $375,906)		377,101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%

AREIT Trust
3.290% due 02/14/2035 •	$10,795	$10,703

BAMLL Commercial Mortgage Securities Trust
3.707% due 12/15/2031 •	7,897	7,896

Banc of America Mortgage Trust
3.928% due 03/25/2034 ~	129	131

Bear Stearns Adjustable Rate Mortgage Trust
4.157% due 08/25/2033 ~	1,011	999

BSPRT Issuer Ltd.
3.275% due 10/15/2034 •	1,000	992

BX Commercial Mortgage Trust
3.205% due 11/15/2035 •	21,867	21,756

BX Trust
3.375% due 07/15/2034 •	14,420	14,295

Citigroup Commercial Mortgage Trust
3.305% due 07/15/2032 •	5,000	4,986
3.735% due 07/15/2027 •	4,100	4,082

Civic Mortgage LLC
3.892% due 06/25/2022 Ø	1,961	1,959

Core Industrial Trust
3.040% due 02/10/2034	11,384	11,352

Credit Suisse Mortgage Capital Trust
3.205% due 07/15/2032 •	13,000	12,929

Ginnie Mae
2.664% due 08/20/2065	30,000	29,897

Gosforth Funding PLC
3.139% due 08/25/2060 •	18,566	18,519
3.274% due 12/19/2059 •	9,385	9,363

GPMT Ltd.
3.379% due 11/21/2035 •	15,000	14,834

Great Wolf Trust
3.455% due 09/15/2034 •	5,000	4,917

GS Mortgage Securities Corp. Trust
3.155% due 07/15/2032 •	16,300	16,149

GS Mortgage Securities Trust
3.648% due 01/10/2047	10,000	10,110

IMT Trust
3.155% due 06/15/2034 •	3,000	2,991

JPMorgan Chase Commercial Mortgage Securities Corp.
3.255% due 06/15/2032 •	16,000	15,984

Ladder Capital Commercial Mortgage Mortgage Trust
3.335% due 09/15/2034 •	3,749	3,735

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.155% due 11/15/2031 •	981	979

Morgan Stanley Capital Trust
3.305% due 11/15/2034 •	5,000	4,952

Motel 6 Trust
3.375% due 08/15/2034 •	43,826	43,152

Permanent Master Issuer PLC
2.816% due 07/15/2058 •	4,500	4,486

PFP Ltd.
3.335% due 07/14/2035 •	10,290	10,175
3.505% (LIBOR01M + 1.050%) due 01/14/2035 ~	232	232

RBSSP Resecuritization Trust
2.815% due 10/26/2036 •	27	27

Resource Capital Corp. Ltd.
3.255% (LIBOR01M + 0.800%) due 07/15/2034 ~	4,697	4,700

Rosslyn Portfolio Trust
3.405% due 06/15/2033 •	4,500	4,486

Shellpoint Co-Originator Trust
3.500% due 08/25/2045 ~	9,748	9,657

Stonemont Portfolio Trust
3.320% due 08/20/2030 •	12,738	12,730

UBS-Barclays Commercial Mortgage Trust
3.211% due 04/10/2046 •	14,981	15,163

VMC Finance LLC
3.275% (LIBOR01M + 0.820%) due 03/15/2035 ~	3,293	3,269
3.390% due 10/15/2035 •	10,000	9,886

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	75

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Commercial Mortgage Trust
3.282% due 12/13/2031 •	$5,400	$5,381
3.505% due 07/15/2046 •	5,700	5,773

Wells Fargo-RBS Commercial Mortgage Trust
3.905% due 06/15/2044 •	29,300	29,703

Total Non-Agency Mortgage-Backed Securities (Cost $385,478)		383,330

ASSET-BACKED SECURITIES 12.2%

Allegro CLO Ltd.
3.740% due 01/30/2026 •	$5,456	$5,459

Ally Auto Receivables Trust
1.750% due 12/15/2021	425	421

Ally Master Owner Trust
2.775% due 07/15/2022 •	20,000	19,939

Apex Credit CLO Ltd.
3.611% due 10/27/2028 •	41,300	41,125

Atlas Senior Loan Fund Ltd.
3.296% due 02/17/2026 •	5,776	5,753

B&M CLO Ltd.
3.166% due 04/16/2026 •	3,485	3,471

Bank of The West Auto Trust
3.090% due 04/15/2021	26,300	26,320

Canadian Pacer Auto Receivables Trust
2.670% due 12/19/2019 •	1,856	1,856
2.700% due 08/19/2020	5,411	5,405
3.000% due 06/21/2021	10,000	10,007

Carmax Auto Owner Trust
1.390% due 05/17/2021	6,660	6,609

CarMax Auto Owner Trust
1.400% due 08/15/2021	13,967	13,807
1.800% due 03/15/2021	2,074	2,065
2.730% due 08/16/2021	10,572	10,550

Chesapeake Funding LLC
1.880% due 06/15/2028	19,851	19,766
1.910% due 08/15/2029	10,632	10,498
1.990% due 05/15/2029	1,839	1,820
2.110% due 03/15/2028	3,700	3,692
2.825% due 08/15/2030 •	35,000	34,920

Chrysler Capital Auto Receivables Trust
1.770% due 10/15/2020	231	231

CIFC Funding Ltd.
3.350% due 10/25/2027 •	8,800	8,686

Citibank Credit Card Issuance Trust
3.124% due 04/22/2026 •	6,000	6,038

Commonbond Student Loan Trust
3.165% due 05/25/2041 •	1,258	1,252

Crown Point CLO Ltd.
3.389% due 07/17/2028 •	21,000	20,927
3.975% due 10/20/2028 •	40,000	39,818

CVP Cascade CLO Ltd.
3.586% due 01/16/2026 •	12,399	12,389

Dell Equipment Finance Trust
3.160% due 02/22/2021	9,500	9,509

Denali Capital CLO LLC
3.558% due 10/26/2027 •	15,180	15,085

Drug Royalty LP
5.286% due 07/15/2023 •	622	626

Dryden Senior Loan Fund
3.336% due 10/15/2027 •	15,200	15,091

Edsouth Indenture LLC
3.236% due 04/25/2039 •	1,381	1,373
3.656% due 09/25/2040 •	325	327

Emerson Park CLO Ltd.
3.416% due 07/15/2025 •	1,837	1,834

Enterprise Fleet Financing LLC
2.550% due 08/20/2019	5,062	5,058
3.380% due 05/20/2024	16,800	16,873

Evergreen Credit Card Trust
2.715% due 10/15/2021 •	18,000	17,989
2.805% due 07/15/2022 •	25,000	24,996

Figueroa CLO Ltd.
3.336% due 01/15/2027 •	15,000	14,990
3.642% due 06/20/2027 •	5,000	4,968

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flagship CLO Ltd.
3.286% due 01/16/2026 •	$2,500	$2,491

Ford Credit Auto Lease Trust
1.800% due 06/15/2020	3,211	3,202
2.030% due 12/15/2020	510	506

Gallatin CLO Ltd.
3.486% (US0003M + 1.050%) due 07/15/2027 ~	7,600	7,570

GM Financial Automobile Leasing Trust
2.060% due 05/20/2020	8,658	8,625
2.890% due 09/21/2020	26,000	25,975

GM Financial Consumer Automobile
1.510% due 03/16/2020	59	59

GM Financial Consumer Automobile Receivables Trust
2.080% due 01/19/2021	10,943	10,902

GMF Floorplan Owner Revolving Trust
1.960% due 05/17/2021	9,155	9,114
2.865% due 09/15/2023 •	28,400	28,447

Gracechurch Card Funding PLC
2.855% due 07/15/2022 •	21,200	21,240

Halcyon Loan Advisors Funding Ltd.
3.389% due 04/20/2027 •	5,000	4,972
4.116% due 08/15/2023 •	433	433

Hyundai Auto Lease Securitization Trust
1.650% due 07/15/2020	12,410	12,377
1.970% due 07/15/2020	4,000	3,979

LCM LP
3.379% due 10/20/2027 •	3,500	3,485

Master Credit Card Trust
2.969% due 07/21/2024 •	12,000	11,971

Mercedes-Benz Auto Lease Trust
2.200% due 04/15/2020	5,440	5,428

Mercedes-Benz Auto Receivables Trust
2.350% due 08/15/2019	3,006	3,006

MMAF Equipment Finance LLC
1.930% due 10/15/2020	4,878	4,857

Mountain Hawk CLO Ltd.
3.289% due 07/20/2024 •	4,425	4,416

Navient Private Education Refi Loan Trust
2.755% due 12/15/2059 •	8,844	8,847
3.010% due 06/16/2042	24,625	24,553

Navient Student Loan Trust
3.106% due 07/26/2066 •	11,500	11,520
3.256% due 07/26/2066 •	3,158	3,171
3.306% due 07/26/2066 •	9,829	9,856
3.556% due 12/27/2066 •	22,061	22,089

Nelnet Student Loan Trust
2.763% due 08/23/2027 •	14,016	13,976
2.944% due 12/24/2035 •	5,260	5,225
3.106% due 03/25/2030 •	4,691	4,706
3.306% due 09/25/2065 •	22,596	22,810
3.356% due 02/25/2066 •	14,767	14,922
3.477% due 11/25/2048 •	1,763	1,774

Nissan Auto Lease Trust
1.640% due 09/16/2019	1,633	1,630

Nissan Auto Receivables Owner Trust
1.590% due 07/15/2022	3,000	2,957

Northstar Education Finance, Inc.
3.206% due 12/26/2031 •	1,318	1,318

OFSI Fund Ltd.
3.086% due 03/20/2025 •	8,696	8,680

OneMain Financial Issuance Trust
2.370% due 09/14/2032	13,600	13,395

OSCAR U.S. Funding Trust LLC
2.857% due 08/10/2021 •	9,000	9,007

Palmer Square CLO Ltd.
3.466% due 08/15/2026 •	8,576	8,525

Palmer Square Loan Funding Ltd.
3.036% due 04/15/2026 •	52,201	51,886
3.150% due 11/15/2026 •	11,000	10,954

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •	800	805

Penarth Master Issuer PLC
2.835% due 03/18/2022 •	17,000	16,976
2.905% due 09/18/2022 •	30,000	29,936

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PHEAA Student Loan Trust
3.456% due 11/25/2065 •	$10,234	$10,294

Progress Residential Trust
3.855% due 01/17/2034 •	4,995	5,005

SBA Tower Trust
2.898% due 10/15/2044 Ø	2,000	1,989

Securitized Term Auto Receivables Trust
2.706% due 01/27/2020 •	3,954	3,954
2.716% due 02/25/2021 •	27,000	27,003

SLC Student Loan Trust
2.776% due 05/15/2023 •	4,323	4,321
2.888% due 09/15/2026 •	12,150	12,131
2.898% due 03/15/2027 •	12,205	12,164
2.908% due 06/15/2029 •	28,709	28,561

SLM Private Credit Student Loan Trust
3.338% due 12/16/2030 •	840	840

SLM Private Education Loan Trust
1.850% due 06/17/2030	1,183	1,176
2.940% due 10/15/2031	305	305
3.505% due 05/17/2027 •	641	641
3.555% due 06/17/2030 •	2,151	2,156
4.540% due 10/17/2044	1,450	1,460
4.705% due 06/16/2042 •	6,500	6,626
4.955% due 01/15/2043 •	10,913	11,064

SLM Student Loan Trust
2.580% due 01/26/2026 •	11,494	11,460
2.600% due 01/27/2025 •	3,905	3,890
2.600% due 10/27/2025 •	1,822	1,820
2.610% due 01/25/2027 •	21,818	21,720
2.630% due 10/25/2028 •	3,184	3,162
2.660% due 07/25/2023 •	1,399	1,399
2.990% due 04/25/2024 •	6,039	6,049
3.040% due 10/26/2026 •	1,254	1,254
3.040% due 01/25/2028 •	8,154	8,163
3.156% due 12/27/2038 •	3,408	3,407
3.206% due 01/25/2029 •	3,769	3,749
3.258% due 12/15/2027 •	37,236	37,274
3.338% due 12/15/2025 •	6,740	6,775
3.990% due 04/25/2023 •	569	572

SMB Private Education Loan Trust
2.490% due 06/15/2027	4,166	4,110
2.755% due 09/15/2025 •	12,400	12,383
2.805% due 03/16/2026 •	11,836	11,830
2.980% due 07/15/2027	7,782	7,770
3.050% due 05/15/2026	1,660	1,652
3.355% due 09/15/2034 •	19,000	19,022
3.555% due 09/15/2034 •	9,630	9,705
3.655% due 07/15/2027 •	8,814	8,905

SoFi Consumer Loan Program LLC
2.200% due 11/25/2026	2,845	2,831
2.500% due 05/26/2026	5,796	5,731
2.770% due 05/25/2026	5,327	5,282

SoFi Consumer Loan Program Trust
2.930% due 04/26/2027	2,272	2,267

SoFi Professional Loan Program LLC
1.750% due 07/25/2040	5,879	5,833
1.830% due 05/25/2040	1,903	1,894
2.390% due 02/25/2042	2,284	2,264
2.856% due 02/25/2042 •	2,672	2,674
3.106% due 07/25/2040 •	1,537	1,541
3.356% due 07/25/2039 •	5,530	5,558
3.606% due 10/27/2036 •	2,042	2,070
3.806% due 02/25/2040 •	2,160	2,196

SoFi Professional Loan Program Trust
2.640% due 08/25/2047	8,609	8,571
3.080% due 01/25/2048	20,854	20,812

Staniford Street CLO Ltd.
3.968% due 06/15/2025 •	6,543	6,551

Starwood Waypoint Homes Trust
3.405% due 01/17/2035 •	9,856	9,812

THL Credit Wind River CLO Ltd.
3.886% due 01/15/2026 •	5,200	5,203

Towd Point Mortgage Trust
2.915% due 02/25/2057 •	5,151	5,135

Trillium Credit Card Trust
2.756% due 02/27/2023 •	15,000	14,974
2.856% due 09/26/2023 •	53,000	52,973

76	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Utah State Board of Regents
3.256% due 09/25/2056 •	$13,045	$13,028
3.256% due 01/25/2057 •	8,231	8,223

Venture CLO Ltd.
3.650% due 10/22/2031 •	25,000	24,975

Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021	4,000	4,006

Voya CLO Ltd.
3.210% due 07/25/2026 •	8,241	8,231

WhiteHorse Ltd.
3.379% due 04/17/2027 •	10,000	9,950

Whitehorse Ltd.
3.609% due 07/17/2026 •	1,159	1,158

World Omni Auto Receivables Trust
1.300% due 02/15/2022	2,402	2,374

Zais CLO Ltd.
3.586% due 04/15/2028 •	24,100	24,053

Total Asset-Backed Securities (Cost $1,491,903)		1,490,047

SOVEREIGN ISSUES 4.6%

Agence Francaise de Developpement
2.670% (US0003M + 0.250%) due 07/11/2019 ~	14,400	14,417

Caisse des Depots et Consignations
2.867% (US0003M + 0.100%) due 09/09/2019 ~	20,200	20,204

CDP Financial, Inc.
4.400% due 11/25/2019	18,000	18,260

CPPIB Capital, Inc.
1.250% due 09/20/2019	13,417	13,292

Development Bank of Japan, Inc.
2.749% (US0003M + 0.240%) due 01/28/2020 ~	32,900	32,948
3.047% (US0003M + 0.570%) due 04/23/2021 ~	6,000	6,042
3.136% (US0003M + 0.700%) due 04/16/2019 ~	2,000	2,003

Export-Import Bank of India
2.750% due 04/01/2020	1,891	1,870
3.646% (US0003M + 1.000%) due 08/21/2022 ~	31,268	31,288
3.875% due 10/02/2019	10,980	11,016

Export-Import Bank of Korea
3.389% (US0003M + 0.700%) due 05/26/2019 ~	25,000	25,142

Japan Bank for International Cooperation
2.125% due 02/07/2019	6,000	5,997
2.859% (US0003M + 0.390%) due 07/21/2020 ~	66,700	66,964
3.259% (US0003M + 0.570%) due 02/24/2020 ~	49,900	50,171

Japan Finance Organization for Municipalities
2.000% due 09/08/2020	46,586	45,833
2.125% due 03/06/2019	68,300	68,229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan International Cooperation Agency
1.875% due 11/13/2019	$19,200	$19,041

Korea Expressway Corp.
3.169% (US0003M + 0.700%) due 04/20/2020 ~	6,700	6,716
3.209% (US0003M + 0.700%) due 10/28/2019 ~	8,000	8,021

Korea National Oil Corp.
2.750% due 01/23/2019	15,700	15,697
3.422% (US0003M + 0.600%) due 03/27/2020 ~	3,155	3,158

Province of Quebec
2.749% (US0003M + 0.280%) due 07/21/2019 ~	3,800	3,805

State of North Rhine-Westphalia
2.679% (US0003M + 0.500%) due 08/16/2019 ~	5,500	5,500

Tokyo Metropolitan Government
2.125% due 05/20/2019	53,550	53,456
2.125% due 05/19/2020	27,800	27,463

Total Sovereign Issues (Cost $556,591)		556,533

SHORT-TERM INSTRUMENTS 10.2%

CERTIFICATES OF DEPOSIT 0.6%

Lloyds Bank Corporate Markets PLC
2.908% (US0003M + 0.500%) due 10/26/2020 ~	53,400	53,414
3.324% (US0003M + 0.500%) due 09/24/2020 ~	22,500	22,506

		75,920

COMMERCIAL PAPER 8.0%

AT&T, Inc.
3.000% due 05/28/2019	30,000	29,611

Autonation, Inc.
3.250% due 01/14/2019	55,000	54,937
3.250% due 01/15/2019	25,000	24,969
3.250% due 01/22/2019	50,000	49,908

Boston Scientific Corp.
3.000% due 01/07/2019	14,400	14,392
3.050% due 01/07/2019	46,700	46,676
3.050% due 01/14/2019	91,000	90,902

Campbell Soup Co.
2.900% due 01/15/2019	4,400	4,395
3.100% due 02/11/2019	11,900	11,860
3.100% due 02/13/2019	2,000	1,993
3.200% due 02/25/2019	49,000	48,774
3.210% due 02/07/2019	30,000	29,908

CNH Industrial Capital LLC
2.870% due 01/03/2019	5,000	4,999
3.500% due 05/09/2019	11,500	11,360

Constellation Brands, Inc.
3.050% due 01/23/2019	23,400	23,355

Electricite De France S.A.
2.525% due 01/30/2019	20,000	19,952

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer Partners LP
3.130% due 01/02/2019	$55,000	$54,991
3.200% due 01/07/2019	50,000	49,972
3.650% due 03/07/2019	12,400	12,327

Entergy Corp.
2.900% due 02/06/2019	16,000	15,952

Ford Motor Credit Co.
2.935% due 01/04/2019	17,600	17,594
3.190% due 04/15/2019	1,105	1,094

Hitachi Capital America Corp.
3.090% due 01/22/2019	40,000	39,931

Humana, Inc.
3.000% due 01/15/2019	3,350	3,346
3.000% due 01/16/2019	9,650	9,638
3.100% due 01/14/2019	6,450	6,443
3.100% due 01/15/2019	19,750	19,726

Mondelez International, Inc.
3.100% due 02/26/2019	50,000	49,761

NiSource, Inc.
2.780% due 01/07/2019	17,000	16,991
3.120% due 01/29/2019	22,800	22,747

Reckitt Benckister Treasury
2.600% due 02/06/2019	16,500	16,456

Spectra Energy Partners LP
3.080% due 01/08/2019	34,400	34,379

Spire, Inc.
2.900% due 01/04/2019	10,500	10,497

VW CR, Inc.
3.050% due 07/01/2019	50,000	49,197

WEC Energy Group, Inc.
3.000% due 01/09/2019	75,000	74,949

		973,982

REPURCHASE AGREEMENTS (a) 1.3%
		155,444

SHORT-TERM NOTES 0.3%

Holmes Master Issuer PLC
2.805% due 07/15/2019 •	27,600	27,604

Pepper Residential Securities Trust
2.955% due 03/16/2019 •	6,500	6,492

		34,096

Total Short-Term Instruments (Cost $1,239,542)		1,239,442

Total Investments in Securities (Cost $12,190,294)		12,153,531

Total Investments 99.7% (Cost $12,190,294)		$12,153,531

Other Assets and Liabilities, net 0.3%		40,179

Net Assets 100.0%		$12,193,710

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	77

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

December 31, 2018 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	12/31/2018	01/02/2019	$644	U.S. Treasury Notes 2.875% due 07/31/2025	$(657)	$644	$644
SAL	3.150	12/31/2018	01/02/2019	137,700	U.S. Treasury Notes 2.625% due 12/31/2023	(140,908)	137,700	137,724
TDM	3.500	12/31/2018	01/02/2019	17,100	U.S. Treasury Notes 1.875% due 12/31/2019	(17,460)	17,100	17,103

Total Repurchase Agreements						$(159,025)	$155,444	$155,471

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$644	$0	$0	$0	$644	$(657)	$(13)
SAL	137,724	0	0	0	137,724	(140,908)	(3,184)
TDM	17,103	0	0	0	17,103	(17,460)	(357)

Total Borrowings and Other Financing Transactions	$155,471	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended December 31, 2018 was $(68,184) at a weighted average interest rate of 2.029%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,509,332	$0	$4,509,332
Industrials	0	2,889,013	0	2,889,013
Utilities	0	672,109	0	672,109
Municipal Bonds & Notes
Arkansas	0	621	0	621
California	0	28,108	0	28,108
Texas	0	475	0	475
Washington	0	7,420	0	7,420
U.S. Government Agencies	0	377,101	0	377,101

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Non-Agency Mortgage-Backed Securities	$0	$383,330	$0	$383,330
Asset-Backed Securities	0	1,490,047	0	1,490,047
Sovereign Issues	0	556,533	0	556,533
Short-Term Instruments
Certificates of Deposit	0	75,920	0	75,920
Commercial Paper	0	973,982	0	973,982
Repurchase Agreements	0	155,444	0	155,444
Short-Term Notes	0	34,096	0	34,096

Total Investments	$0	$12,153,531	$0	$12,153,531

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

78	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

MUNICIPAL BONDS & NOTES 93.6%

ALABAMA 1.2%

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	$3,500	$3,663

ARIZONA 2.3%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,750	2,774

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	1,940	2,305

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	414
5.000% due 07/01/2029	1,500	1,775

		7,268

CALIFORNIA 3.4%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
2.410% (MUNIPSA + 0.700%) due 04/01/2047 ~	1,000	1,001

California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,022

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	509

California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	514

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,255

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,575

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,133

Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	604

University of California Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,013

		10,626

COLORADO 1.5%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,843

Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048	2,500	2,912

		4,755

CONNECTICUT 5.6%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	1,635	1,799
5.000% due 08/15/2027	3,000	3,444

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	3,000	3,439
5.000% due 10/01/2033	1,000	1,136

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	3,640	4,118

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2029	$1,845	$2,179

		17,526

DISTRICT OF COLUMBIA 1.1%

District of Columbia Revenue Bonds, Series 2010
5.000% due 12/01/2024	1,000	1,043

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,275

		3,318

FLORIDA 6.3%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,105

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2030	450	534
5.000% due 07/01/2031	900	1,061

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2019	1,000	1,013

Escambia County, Florida Revenue Bonds, Series 2009
1.790% due 04/01/2039	3,500	3,500

Florida Lottery State Revenue Notes, Series 2010
5.000% due 07/01/2019	2,910	2,957

Florida State General Obligation Bonds, Series 2018
5.000% due 06/01/2030	1,500	1,817

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,076

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,602

Lakeland, Florida Department of Electric Utilities Revenue Bonds, Series 2016
5.000% due 10/01/2026	505	594

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,431

Palm Beach County, Florida School District Certificates of Participation Bonds, Series 2018
5.000% due 08/01/2029	2,500	3,003

		19,693

GEORGIA 2.1%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	541

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	3,740

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	600	694

Cobb County, Georgia Kennestone Hospital Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	400	469

LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	810

LaGrange-Troup County, Georgia Hospital Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	200	234

Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	250	257

		6,745

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUAM 0.3%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	$770	$841

HAWAII 0.7%

Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,305

ILLINOIS 8.1%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,099

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	4,000	4,253

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	2,000	2,110

Illinois Development Finance Authority Revenue Bonds, Series 2001
1.700% due 05/01/2031	2,000	2,000

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	4,000	4,041

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030 (a)	2,500	2,966

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	500	506

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,100	1,213
5.000% due 06/01/2025	1,000	1,135

		25,323

INDIANA 1.0%

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2030	1,500	1,810

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,502

		3,312

KENTUCKY 1.2%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	3,000	3,175

Kentucky Turnpike Authority Revenue Notes, Series 2017
5.000% due 07/01/2026	525	609

		3,784

LOUISIANA 2.3%

Louisiana Gasoline & Fuels Tax State Revenue Notes, Series 2017
5.000% due 05/01/2026	2,050	2,418

Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	2,000	1,988

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2028	855	982

Louisiana State General Obligation Notes, Series 2014
5.000% due 02/01/2019	1,760	1,764

		7,152

MAINE 0.4%

Maine Municipal Bond Bank Revenue Bonds, Series 2017
5.000% due 11/01/2030	1,095	1,304

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	79

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MARYLAND 0.6%

Baltimore, Maryland Revenue Notes, Series 2011
5.000% due 07/01/2021	$60	$64

Baltimore, Maryland Revenue Notes, Series 2017
5.000% due 09/01/2027	1,750	1,984

		2,048

MASSACHUSETTS 1.6%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.210% (MUNIPSA + 0.500%) due 07/01/2038 ~	2,000	1,996

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,713

Massachusetts School Building Authority Revenue Notes, Series 2012
5.000% due 08/15/2022	1,175	1,304

		5,013

MICHIGAN 0.7%

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,344

Michigan Finance Authority Revenue Notes, Series 2015
5.000% due 12/01/2021	910	986

		2,330

MINNESOTA 0.4%

Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	1,000	1,175

NEBRASKA 0.7%

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2025	1,905	2,172

NEVADA 0.5%

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,700

NEW HAMPSHIRE 0.4%

Merrimack County, New Hampshire General Obligation Notes, Series 2012
5.000% due 12/01/2022	1,115	1,242

NEW JERSEY 4.7%

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,075

New Jersey Economic Development Authority Revenue Bonds, Series 2013
3.260% (MUNIPSA + 1.550%) due 09/01/2027 ~	3,000	2,957

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,101

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	2,500	2,649

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	1,000	1,077

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	2,250	2,623

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2025	$1,000	$1,122
5.000% due 06/01/2028	2,000	2,277

		14,881

NEW MEXICO 0.6%

Farmington, New Mexico Revenue Bonds, Series 2010
2.125% due 06/01/2040	1,800	1,746

NEW YORK 10.9%

Erie County, New York Industrial Development Agency Revenue Notes, Series 2012
5.000% due 05/01/2022	1,000	1,100

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	513

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,512

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,000	1,162

Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,583

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,636

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,500	1,778

New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	2,000	2,325

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,147

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	450

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2031	3,000	3,585
5.000% due 01/15/2032	500	587

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	3,027

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,219

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,075	2,341
5.000% due 11/15/2028	825	930

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,250	1,423

		34,318

NORTH CAROLINA 2.1%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2018
1.700% due 01/15/2048	3,000	3,000

Mecklenburg County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 02/01/2019	300	301

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,825
5.000% due 10/01/2027	1,100	1,211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	$250	$285

		6,622

OHIO 2.6%

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	871

Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,235	1,422

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2026	1,000	1,091

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,371

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,369

		8,124

OREGON 0.7%

Oregon State Lottery Revenue Notes, Series 2015
5.000% due 04/01/2024	2,040	2,343

PENNSYLVANIA 6.7%

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	1,500	1,711

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,352

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	900	988

Luzerne County, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2017
5.000% due 12/15/2029	750	853

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 1994
2.550% due 06/01/2029	1,500	1,496

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	1,000	1,003

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,688

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	393
5.000% due 08/15/2031	300	344
5.000% due 08/15/2033	1,000	1,139

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2029	1,250	1,487

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
2.590% (MUNIPSA + 0.880%) due 12/01/2020 ~	4,500	4,526

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	750	854

Philadelphia Gas Works, Colorado, Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2026	1,000	1,142

		20,976

PUERTO RICO 0.4%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.125% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,280	1,187

80	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RHODE ISLAND 2.5%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	$7,500	$7,894

SOUTH DAKOTA 0.7%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	1,042

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	1,025

		2,067

TENNESSEE 2.0%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	913
5.250% due 09/01/2026	1,715	1,950

Tennessee Energy Acquisition Corp., Revenue Bonds, Series 2006
5.000% due 02/01/2027	3,000	3,359

		6,222

TEXAS 10.6%

Austin Convention Enterprises, Inc., Texas Revenue Notes, Series 2017
5.000% due 01/01/2026	750	842

Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,478

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,108

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
1.720% due 12/01/2024	2,500	2,500

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
2.290% (MUNIPSA + 0.580%) due 12/01/2042 ~	4,500	4,503
5.000% due 12/01/2025	500	571

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
5.000% due 11/15/2029	510	603

Harris County, Texas Revenue Bonds, (AMBAC Insured), Series 2007
2.423% (0.67*US0003M + 0.670%) due 08/15/2035 ~	1,150	1,051

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2029	$1,500	$1,793
5.000% due 07/01/2030	3,250	3,854

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	1,435	1,726

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
5.000% due 01/01/2029	1,205	1,253

North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2020	1,000	1,050

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,314

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,270

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,098

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	250	303
5.000% due 10/15/2030	3,000	3,624

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	554

		33,495

UTAH 0.8%

Murray, Utah Revenue Bonds, Series 2005
1.700% due 05/15/2037	2,500	2,500

WASHINGTON 4.2%

Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,000	3,594

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	626

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.760% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500	2,545

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2030	750	879
5.000% due 07/01/2031	1,200	1,399

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State General Obligation Notes, Series 2017
5.000% due 08/01/2027	$1,625	$1,963

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,208

		13,214

WEST VIRGINIA 1.0%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	2,000	1,994

West Virginia Commissioner of Highways Revenue Bonds, Series 2017
5.000% due 09/01/2028	850	1,011

		3,005

WISCONSIN 0.7%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2029	1,925	2,297

Total Municipal Bonds & Notes (Cost $289,214)		294,186

SHORT-TERM INSTRUMENTS 6.3%

SHORT-TERM NOTES 6.3%

Federal Home Loan Bank
2.129% due 01/02/2019 (b)(c)	16,300	16,300

Texas State Revenue Notes, Series 2018
4.000% due 08/29/2019	3,500	3,551

		19,851

Total Short-Term Instruments (Cost $19,851)		19,851

Total Investments in Securities (Cost $309,065)		314,037

Total Investments 99.9% (Cost $309,065)		$314,037

Other Assets and Liabilities, net 0.1%		388

Net Assets 100.0%		$314,425

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	81

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

December 31, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$3,663	$0	$3,663
Arizona	0	7,268	0	7,268
California	0	10,626	0	10,626
Colorado	0	4,755	0	4,755
Connecticut	0	17,526	0	17,526
District of Columbia	0	3,318	0	3,318
Florida	0	19,693	0	19,693
Georgia	0	6,745	0	6,745
Guam	0	841	0	841
Hawaii	0	2,305	0	2,305
Illinois	0	25,323	0	25,323
Indiana	0	3,312	0	3,312
Kentucky	0	3,784	0	3,784
Louisiana	0	7,152	0	7,152
Maine	0	1,304	0	1,304
Maryland	0	2,048	0	2,048
Massachusetts	0	5,013	0	5,013
Michigan	0	2,330	0	2,330
Minnesota	0	1,175	0	1,175
Nebraska	0	2,172	0	2,172
Nevada	0	1,700	0	1,700

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
New Hampshire	$0	$1,242	$0	$1,242
New Jersey	0	14,881	0	14,881
New Mexico	0	1,746	0	1,746
New York	0	34,318	0	34,318
North Carolina	0	6,622	0	6,622
Ohio	0	8,124	0	8,124
Oregon	0	2,343	0	2,343
Pennsylvania	0	20,976	0	20,976
Puerto Rico	0	1,187	0	1,187
Rhode Island	0	7,894	0	7,894
South Dakota	0	2,067	0	2,067
Tennessee	0	6,222	0	6,222
Texas	0	33,495	0	33,495
Utah	0	2,500	0	2,500
Washington	0	13,214	0	13,214
West Virginia	0	3,005	0	3,005
Wisconsin	0	2,297	0	2,297
Short-Term Instruments
Short-Term Notes	0	19,851	0	19,851

Total Investments	$0	$314,037	$0	$314,037

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

82	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

December 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.2%

MUNICIPAL BONDS & NOTES 92.6%

ALABAMA 2.6%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2018
4.000% due 12/01/2048	$1,000	$1,045

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	1,000	1,046

		2,091

ARIZONA 3.0%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	1,000	1,009

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	220

Industrial Development Authority of the County, Arizona of Yavapai Revenue Bonds, Series 2010
2.100% due 04/01/2029	750	750

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	350	400

		2,379

CALIFORNIA 2.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
2.410% (MUNIPSA + 0.700%) due 04/01/2047 ~	1,000	1,001

Southern California Public Power Authority Revenue Bonds, Series 2018
1.960% (MUNIPSA + 0.250%) due 07/01/2040 ~	750	747

		1,748

COLORADO 2.3%

Denver, Colorado Airport System City & County Revenue Bonds, Series 2016
2.504% (0.7*US0001M + 0.860%) due 11/15/2031 ~	855	856

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
2.579% (0.67*US0001M + 0.900%) due 09/01/2039 ~	1,000	1,001

		1,857

CONNECTICUT 4.9%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	650	706
5.000% due 08/15/2023	500	550

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	1,000	1,145

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2015
2.547% (0.68*US0001M + 0.950%) due 07/01/2049 ~	1,000	1,003

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	500	559

		3,963

DISTRICT OF COLUMBIA 0.7%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	500	544

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 5.0%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2023	$700	$790

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	750	827

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	915	984

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2024	710	820

Miami-Dade Seaport Department, Florida Revenue Notes, Series 2013
5.000% due 10/01/2023	550	610

		4,031

GEORGIA 5.0%

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	1,000	1,000

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	1,000	993

Monroe County, Georgia Development Authority Revenue Bonds, Series 2002
2.000% due 09/01/2037	1,000	994

Municipal Gas Authority of Georgia Revenue Notes, Series 2016
5.000% due 10/01/2019	1,000	1,023

		4,010

HAWAII 1.2%

Honolulu, Hawaii City & County General Obligation Notes, Series 2017
2.030% (MUNIPSA + 0.320%) due 09/01/2025 ~	1,000	1,000

ILLINOIS 4.9%

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,037

Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	540	569

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	750	788

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.250% due 06/01/2020	1,115	1,161

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	350	386

		3,941

INDIANA 1.0%

Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	750	794

KENTUCKY 2.0%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	500	529

Louisville & Jefferson County, Kentucky Metropolitan Sewer District Revenue Notes, Series 2016
5.000% due 05/15/2021	1,000	1,073

		1,602

MASSACHUSETTS 2.0%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.210% (MUNIPSA + 0.500%) due 07/01/2038 ~	1,000	998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2021	$575	$612

		1,610

MICHIGAN 4.3%

Michigan Finance Authority Revenue Notes, Series 2010
5.000% due 12/01/2020	780	826

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	1,500	1,617

University of Michigan Revenue Bonds, Series 2012
1.960% (MUNIPSA + 0.270%) due 04/01/2033 ~	1,000	998

		3,441

MINNESOTA 1.3%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
4.000% due 01/01/2021	250	261

Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2010
5.000% due 01/01/2019	750	750

		1,011

MISSISSIPPI 1.4%

Mississippi Hospital Equipment & Facilities Authority Revenue Bonds, Series 2004
2.125% due 09/01/2022	350	350

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	750	753

		1,103

MONTANA 1.2%

Montana Facility Finance Authority Revenue Bonds, Series 2018
2.260% (MUNIPSA + 0.550%) due 08/15/2037 ~	1,000	995

NEBRASKA 1.1%

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2021	840	887

NEW HAMPSHIRE 1.2%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2005
1.720% due 07/01/2033	1,000	1,000

NEW JERSEY 3.5%

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2020	500	519

New Jersey Turnpike Authority Revenue Notes, Series 2012
5.000% due 01/01/2020	1,070	1,103

South Jersey Port Corp., New Jersey Revenue Notes, Series 2016
5.000% due 01/01/2020	350	358

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	750	810

		2,790

NEW YORK 7.9%

Brooklyn Arena Local Development Corp., New York Revenue Notes, Series 2016
5.000% due 07/15/2020	500	521
5.000% due 07/15/2021	585	624

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	83

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau County, New York General Obligation Notes, Series 2010
5.000% due 10/01/2020	$500	$526

New York City, New York Housing Development Corp. Revenue Bonds, Series 2018
1.500% due 11/01/2048	665	665
2.750% due 05/01/2050	750	752

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	1,000	996

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,365	1,380

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	500	531

Yates County, New York General Obligation Notes, (AGM Insured), Series 2010
4.000% due 12/01/2019	295	301

		6,296

NORTH CAROLINA 2.5%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, (AGM Insured), Series 2007
1.760% due 01/15/2044	1,000	1,000

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
1.974% (0.67*US0001M + 0.400%) due 12/01/2041 ~	1,000	997

		1,997

OHIO 3.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2018
2.250% due 02/15/2048	500	500

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	500	539

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2016
1.680% due 12/01/2036	1,000	1,000

University of Cincinnati, Ohio Revenue Notes, Series 2018
2.019% (0.67*US0001M + 0.340%) due 06/01/2020 ~	500	500

		2,539

PENNSYLVANIA 9.8%

Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
2.244% (0.7*US0001M + 0.490%) due 01/01/2030 ~	750	749

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2020	500	520

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	500	550

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	1,000	997

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
2.430% (MUNIPSA + 0.720%) due 09/01/2051 ~	500	500

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.684% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	751

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	$1,000	$1,003

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
2.310% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	996

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	500	523

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2020	1,215	1,258

		7,847

TENNESSEE 0.8%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2023	600	666

TEXAS 7.6%

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
1.720% due 12/01/2027	1,000	1,000

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
2.400% due 06/01/2030	1,000	1,006

North Texas Tollway Authority Revenue Notes, Series 2014
5.000% due 01/01/2022	720	781

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2021	385	408

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	750	766

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	500	507

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2019	1,000	1,031

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2024	500	580

		6,079

UTAH 0.7%

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	500	561

VIRGINIA 1.2%

Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	1,000	998

WASHINGTON 6.0%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
2.160% (MUNIPSA + 0.450%) due 11/01/2045 ~	750	750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

King County, Washington Sewer Revenue Bonds, Series 2012
2.600% due 01/01/2043	$750	$755

Port of Seattle, Washington Revenue Notes, Series 2015
5.000% due 03/01/2023	1,000	1,116

Port of Tacoma, Washington General Obligation Notes, Series 2016
4.000% due 12/01/2022	440	473

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
2.200% (MUNIPSA + 0.490%) due 11/01/2046 ~	675	674

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.760% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000	1,018

		4,786

WEST VIRGINIA 1.2%

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,000	993

WISCONSIN 0.9%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2022	650	713

Total Municipal Bonds & Notes (Cost $74,087)		74,272

SHORT-TERM INSTRUMENTS 7.6%

COMMERCIAL PAPER 2.5%

JEA Electric System Revenue
2.100% due 01/03/2019	1,000	1,000

Private Colleges & Universities Authority
1.830% due 02/07/2019	1,000	1,000

		2,000

SHORT-TERM NOTES 5.1%

Commonwealth of Massachusetts General Obligation Notes, Series 2018
4.000% due 06/20/2019	1,000	1,010

County of Nassau NY
4.000% due 12/10/2019 (a)	1,000	1,019

County of Suffolk NY
5.000% due 07/24/2019	1,000	1,015

St Louis, Missouri Revenue Notes, Series 2018
3.000% due 05/30/2019	1,000	1,004

		4,048

Total Short-Term Instruments (Cost $6,049)		6,048

Total Investments in Securities (Cost $80,136)		80,320

Total Investments 100.2% (Cost $80,136)		$80,320

Other Assets and Liabilities, net (0.2)%		(147)

Net Assets 100.0%		$80,173

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

84	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$2,091	$0	$2,091
Arizona	0	2,379	0	2,379
California	0	1,748	0	1,748
Colorado	0	1,857	0	1,857
Connecticut	0	3,963	0	3,963
District of Columbia	0	544	0	544
Florida	0	4,031	0	4,031
Georgia	0	4,010	0	4,010
Hawaii	0	1,000	0	1,000
Illinois	0	3,941	0	3,941
Indiana	0	794	0	794
Kentucky	0	1,602	0	1,602
Massachusetts	0	1,610	0	1,610
Michigan	0	3,441	0	3,441
Minnesota	0	1,011	0	1,011
Mississippi	0	1,103	0	1,103
Montana	0	995	0	995
Nebraska	0	887	0	887

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2018
New Hampshire	$0	$1,000	$0	$1,000
New Jersey	0	2,790	0	2,790
New York	0	6,296	0	6,296
North Carolina	0	1,997	0	1,997
Ohio	0	2,539	0	2,539
Pennsylvania	0	7,847	0	7,847
Tennessee	0	666	0	666
Texas	0	6,079	0	6,079
Utah	0	561	0	561
Virginia	0	998	0	998
Washington	0	4,786	0	4,786
West Virginia	0	993	0	993
Wisconsin	0	713	0	713
Short-Term Instruments
Commercial Paper	0	2,000	0	2,000
Short-Term Notes	0	4,048	0	4,048

Total Investments	$0	$80,320	$0	$80,320

There were no significant transfers into or out of Level 3 during the period ended December 31, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2018	85

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities

86	PIMCO ETF TRUST

December 31, 2018 (Unaudited)

held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements   In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

SEMIANNUAL REPORT	DECEMBER 31, 2018	87

Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The

ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the period ended June 30, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Exchange- Traded Fund	PIMCO Active Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

Distributions to Shareholders:

From net investment income	$(1,134)	$(4,645)	$(17,826)	$(6,527)	$(1,240)	$(80,322)	$(26,637)	$(61,891)	$(3,376)	$(147,351)	$(6,575)	$(1,009)

From net realized capital gains	0	0	0	0	0	0	(515)	0	0	(2,043)	0	0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(1,134)	$(4,645)	$(17,826)	$(6,527)	$(1,240)	$(80,322)	$(27,152)	$(61,891)	$(3,376)	$(149,394)	$(6,575)	$(1,009)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or

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Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to

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Notes to Financial Statements (Cont.)

result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2018 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$58,024	$86,955	$(112,296)	$0	$0	$32,683	$484	$0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	4,016	1,610	(4,975)	(0)	0	651	3	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

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Notes to Financial Statements (Cont.)

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

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other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

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Notes to Financial Statements (Cont.)

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms

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between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services.

Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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Notes to Financial Statements (Cont.)

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market

96	PIMCO ETF TRUST

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movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a

SEMIANNUAL REPORT	DECEMBER 31, 2018	97

Notes to Financial Statements (Cont.)

particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

98	PIMCO ETF TRUST

December 31, 2018 (Unaudited)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund

New/Small Fund				X				X			X

Market Trading	X	X	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Security		X	X	X

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield					X		X	X

Market	X	X	X	X	X	X	X	X	X	X	X	X

Municipal Bond										X	X

Issuer					X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X		X	X	X

Equity							X

Mortgage-Related and Other Asset Backed Securities							X	X	X

Foreign (Non- U.S.) Investment					X	X	X	X	X

Emerging Markets					X	X	X	X

Sovereign Debt					X	X

Currency							X	X

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

SEMIANNUAL REPORT	DECEMBER 31, 2018	99

Notes to Financial Statements (Cont.)

Risks	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund

Management and Tracking Error	X	X	X	X	X	X						X

Indexing	X	X	X	X	X	X						X

Management							X	X	X	X	X

California State-Specific										X

New York State-Specific										X

Municipal Project-Specific										X	X

Short Exposure							X	X

Convertible Securities							X

Tax-Efficient Investing							X	X

Distribution Rate							X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk  is the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

100	PIMCO ETF TRUST

December 31, 2018 (Unaudited)

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

SEMIANNUAL REPORT	DECEMBER 31, 2018	101

Notes to Financial Statements (Cont.)

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot

102	PIMCO ETF TRUST

December 31, 2018 (Unaudited)

have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

PIMCO Active Bond Exchange-Traded Fund	0.55%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(1)	0.46%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

(1)	PIMCO has contractually agreed, through October 31, 2019, to waive its management fee by 0.07% of the average daily net assets attributable to the Fund.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2018 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary

SEMIANNUAL REPORT	DECEMBER 31, 2018	103

Notes to Financial Statements (Cont.)

expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $41,200, plus $4,250 for each Board meeting attended in person, $850 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $8,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and each other committee chair receives an additional annual retainer of $5,500. The Lead Independent Trustee receives an annual retainer of $7,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2019, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2019, to waive or reduce its Management Fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. The Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at December 31, 2018, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$1	$2	$3

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0	1	1

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	46	72	124	242

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2018, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$31,712	$3,171

PIMCO Active Bond Exchange-Traded Fund	13,255	42,147

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	9,721	2,650

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	544,100	434,767

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	809	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

104	PIMCO ETF TRUST

December 31, 2018 (Unaudited)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$19,817	$19,451	$0	$0

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	14,145	17,487	0	0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	116,694	128,239	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	5,124	8,440	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,188	1,512	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	162,654	227,552

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	6,641	6,719	90,328	82,424

PIMCO Active Bond Exchange-Traded Fund	1,678,064	1,592,578	236,551	251,746

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,411,693	1,321,016	75,986	30,286

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,864,853	3,098,959	3,119,991	800,661

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	67,393	45,085

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	28,865	20,809

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**
$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

SEMIANNUAL REPORT	DECEMBER 31, 2018	105

Notes to Financial Statements (Cont.)

14. INVESTMENT TRANSACTIONS

For the period ended December 31, 2018, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$32,020

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	5,454	22,274

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	45,991	63,700

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,267	43,617

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	5,592	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	732,841	1,018,845

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	48,321	162,403

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of their last fiscal year ended June 30, 2018, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital losses

06/30/2019

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	363

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0

PIMCO Active Bond Exchange-Traded Fund	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

106	PIMCO ETF TRUST

December 31, 2018 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$88	$395

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	16,129	9,256

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	5,414	11,692

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	4,166	9,367

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	165	851

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	29,825	95,392

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0

PIMCO Active Bond Exchange-Traded Fund	19,381	33,901

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,905	571

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	4,040	493

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	672	149

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$55,288	$103	$(390)	$(287)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	155,750	277	(13,224)	(12,947)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	813,897	0	(20,176)	(20,176)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	206,860	0	(13,223)	(13,223)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	57,208	1	(2,783)	(2,782)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,314,755	1,400	(77,787)	(76,387)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	647,586	2,383	(27,560)	(25,177)

PIMCO Active Bond Exchange-Traded Fund	2,221,022	26,204	(46,735)	(20,531)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	382,133	2,413	(5,416)	(3,003)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	12,190,296	7,846	(44,611)	(36,765)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	309,065	5,241	(269)	4,972

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	80,136	270	(86)	184

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2018	107

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	JPS	JP Morgan Securities, Inc.

BMO	BMO Capital Markets Corp.	FBF	Credit Suisse International	MBC	HSBC Bank Plc

BNP	BNP Capital Markets Ltd.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.

BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RCY	Royal Bank of Canada

BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC

DEU	Deutsche Bank Securities, Inc.	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:

EUR	Euro	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR01M	1 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	AMBAC	American Municipal Bond Assurance Corp.	PSF	Public School Fund

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	TBD	To-Be-Determined

108	PIMCO ETF TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each Fund for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Funds. In considering whether to approve the renewal of the Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the Lipper Report, as defined below, and certain aspects of the 2018 15(c) materials presented and other matters deemed relevant to their consideration of the renewal of the Agreement. In addition, the Independent Trustees requested and received supplemental information.

The approval determination was made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also

SEMIANNUAL REPORT	DECEMBER 31, 2018	109

Approval of Investment Advisory Contract and Other Agreements (Cont.)

considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreement in 2017, including, but not limited to: upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. In addition, the Board considered the investment in derivatives by certain active ETFs, and how PIMCO assesses and manages risk and regulatory compliance with respect to the use of derivatives by the Funds, as applicable.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreement are likely to continue to benefit the Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Agreement. The Board considered the terms of the Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under the unified fee. In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including materials provided in advance of the August 20-21, 2018 meeting. The Trustees noted that, as of June 30, 2018, the Trust had accumulated $16 billion in assets under management since its launch, and that the PIMCO Enhanced Short Maturity Exchange-Traded Fund and the PIMCO Active Bond Exchange-Traded Fund were the largest and fifth-largest actively managed exchange-traded funds, respectively. The Board also noted that, on a gross basis, approximately half of the Funds outperformed their respective benchmarks while the remaining Funds either performed in line with their respective benchmarks or slightly underperformed their respective benchmarks, and that PIMCO did not expect certain Funds, for structural reasons, to outperform their benchmarks on an after-fee basis over longer time horizons. The Board

110	PIMCO ETF TRUST

(Unaudited)

discussed with PIMCO the reasons for the underperformance of certain Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for management services may vary in light of these various factors.

The Board reviewed the management fee and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from Broadridge that compared the average and median management fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that the total expense ratio for many of the Funds was equal to or less than the median expenses of comparable funds in the Peer Group. The Board considered that certain of the actively-managed Funds offered by PIMCO are unique strategies with no competitors in the marketplace and that the Lipper Report compares these Funds to a mix of active and index exchange-traded funds. The Board compared each Fund’s total expenses to other funds in the Broadridge Expense Group, and found each Fund’s total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ management fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and to other investment companies (both as adviser and sub-adviser) with similar investment strategies. The Board noted that PIMCO, for a number of Funds in the Trust, does not currently manage separate accounts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, and printing costs. The Board considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

Based on the information presented by PIMCO, members of the Board determined that, in the exercise of their business judgment, the management fee charged by PIMCO under the Agreement, as well as the total expenses of each Fund, are reasonable.

SEMIANNUAL REPORT	DECEMBER 31, 2018	111

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO under both the adjusted asset profitability method and the profit and loss profitability method, which were each utilized to calculate profitability. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered the substantial investments PIMCO has made in order to support the operational and technological issues required to support exchange-traded funds as compared to traditional mutual funds, including enhancements related to the creation/redemption process, trade processing systems and iNAV process. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The

Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds at scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third-party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Agreement. The Independent Trustees and the Board as a whole concluded that the Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreement, and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

112	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF4001SAR_123118

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: February 28, 2019

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: February 28, 2019